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TABLE OF CONTENTS

EXHIBIT 10.1

SCOTT'S LIQUID GOLD
& AFFILIATED COMPANIES

EMPLOYEE BENEFIT HEALTH AND WELFARE PLAN

GROUP # 398

PLAN DOCUMENT AND SUMMARY PLAN DESCRIPTION
AMENDED AND RESTATED EFFECTIVE OCTOBER 1, 2003

IMPORTANT TELEPHONE NUMBERS

EMPLOYER:
Scott's Liquid Gold-Inc.	(303) 373-4860
PREFERRED PROVIDER ORGANIZATION(s) (PPOs):
Sloans Lake Managed Care (Inside Colorado)	(800) 850-2249
Internet website: www.sloanslake.com	(303) 691-2200
Language Other than English	(303) 691-2200 Ext. #5718
MultiPlan (Outside Colorado)	(800) 546-3887
Internet website: www.multiplan.com
PRESCRIPTION DRUG PLAN:
Express Scripts
Member Rx Services	(888) 201-5863
Pharmacy Help Desk	(800) 763-5550
Internet website: www.express-scripts.com
CLAIMS ADMINISTRATOR:
Mountain States Administration Co., Inc.
Denver Metro Area	(303) 360-9600
Toll free	(877) 440-0301
Internet website: www.msaclaims.com

FOREWORD

        Scott's Liquid Gold-Inc. & Affiliated Companies intends for this Plan to be permanent, but since future conditions affecting your employer cannot be anticipated or foreseen, Scott's Liquid Gold-Inc. & Affiliated Companies reserves the right to amend, modify, or terminate the Plan at any time, which may result in the termination or modification of your coverage. Expenses incurred prior to the Plan termination will be paid as provided under the terms of the Plan prior to its termination. Changes in the Plan may occur in any or all parts of the Plan including, but not limited to, benefit coverage, deductibles, maximums, coinsurance, exclusions, definitions, eligibility and the like.

        The employer has initiated the Plan to provide benefits for its employees and their eligible dependents, and it shall be maintained for this exclusive purpose.

        The employer desires to provide a health care benefit plan that financially assists employees and dependents with health care expenses and provides affordable care. While part of increasing health care costs result from new technology and important medical advances, another significant cause is the way health care services are used.

        Employee benefits are affected by certain limitations and conditions which require the employee to be a wise consumer of health services and to use only those services he or she needs.

        Some studies indicate that a high percentage of the cost for health care services may be unnecessary. For example, hospital stays can be longer than necessary. Some hospitalizations may be entirely avoidable, such as when surgery could be performed at an outpatient facility with equal safety.

        Alternative care at home, other alternative methods of treatment, or medical care not otherwise covered under the Plan may be suggested to patients for which additional inpatient care is medically necessary. This allows the patient to be discharged from the hospital sooner than would otherwise be possible, providing a savings to the employee and the Plan while maintaining care equal to a hospital confinement.

PLEASE NOTE THE FOLLOWING

        The Employee Benefit Health and Welfare Plan as summarized in this booklet is provided through a combination of insured and self-funded benefits. This booklet describes your Health and Welfare Plan in an easily understood manner and is both the Plan Document and the Summary Plan Description. The following are summaries of the Medical, Dental, Vision and Prescription Drug benefits provided by the Plan. It does not, however, create or confer any rights, as it merely summarizes some of the essential provisions of the Plan and may not describe your particular circumstances. Your eligibility and coverage is subject to all the terms, provisions, and conditions that are contained in this Document.

        The Plan is intended to be consistent with any contracts for policies of insurance under which the contributions are made, and with any contracts for medical review services. To the extent the terms of the Plan are inconsistent with such contracts, the terms of such contracts shall prevail.

        The Plan will not be deemed to constitute a contract of employment or give any person the right to be retained in the service of the employer or to interfere with the right of the employer to discharge or otherwise terminate the employment of any person.

CHANGE IN DEPENDENT STATUS

        It is the covered employee's responsibility to advise the employer in writing, within thirty (30) days, of any change in Dependent status including marriage, divorce, legal separation, the addition of newborns, and adoptions.

AUTHORITY TO INTERPRET PLAN

        The Plan Administrator shall perform its duties as the Plan Administrator and in its sole discretion shall determine appropriate courses of action in light of the reason and purpose for which the Plan is established and maintained. In particular, the Plan Administrator shall have full and sole discretionary authority to interpret all plan documents and to make all interpretive and factual determinations as to whether any individual is entitled to receive any benefit under the terms of this Plan. Any construction of the terms of any plan document and any determination of fact adopted by the Plan Administrator shall be final and legally binding on all parties.

        Any interpretation, determination or other action of the Plan Administrator shall be subject to review only if it is arbitrary and capricious or otherwise an abuse of discretion. Any review of a final decision or action of the Plan Administrator shall be based only on such evidence presented to or considered by the Plan Administrator at the time it made the decision that is the subject of review. Accepting any benefits or making any claim for benefits under this Plan constitutes agreement with and consent to any decisions that the Plan Administrator makes, in its sole discretion and, further, constitutes agreement to the limited standard and scope of review described by this section.

BILLING AUDIT BONUS

        The Plan will pay the employee a cash bonus if he/she finds an overcharge on a hospital bill (excluding double billings and very obvious mistakes which would be caught during claims processing).The overcharge must be for a covered expense. To receive the bonus, the employee must follow the following procedures:

          1.     Within five (5) working days of receiving your hospital bill, call Mountain States Administration at 303-360-9600 or 1-800-828-8847 to inform them that you have found an error(s) in the bill. This must be done before the hospital bill has been processed by Mountain States Administration.

          2.     Next, within the same five (5) day period, you must follow up with a letter to Mountain States Administration explaining how or why the bill is in error.

          3.     Once the error is confirmed with the hospital by Mountain States Administration and a corrected bill is received, you will receive your audit savings.

TABLE OF CONTENTS

INTRODUCTION
SCHEDULE OF MEDICAL BENEFITS
SCHEDULE OF DENTAL BENEFITS
DENTAL CARE PROGRAM
COVERED DENTAL EXPENSES
DENTAL EXPENSES NOT COVERED
PRESCRIPTION DRUG PLAN
ELIGIBILITY
PRE-EXISTING CONDITION EXCLUSION
CASE MANAGEMENT AND ALTERNATE TREATMENT PROVISION
COVERED MEDICAL EXPENSES
GENERAL PLAN EXCLUSIONS AND LIMITATIONS
DEFINITIONS
COBRA CONTINUATION OPTIONS
CERTIFICATION AND REVIEW OF CREDITABLE COVERAGE
COORDINATION OF BENEFITS (COB)
THIRD PARTY RECOVERY PROVISION
CLAIMS PROCEDURES
RESPONSIBILITIES FOR PLAN ADMINISTRATION
GENERAL PLAN PROVISIONS
GROUP LIFE INSURANCE
SUMMARY PLAN DESCRIPTION

INTRODUCTION

        This document is a description of Scott's Liquid Gold & Affiliated Companies Employee Benefit Health and Welfare Plan ("the Plan"). No oral interpretations can change this Plan. This self-funded health and welfare Plan is designed to protect covered persons against catastrophic health expenses. The purpose of this Plan Document and Summary Plan Description is to state the terms, provisions, conditions, limitations and exclusions of the Plan.

        Self-funding means that Scott's Liquid Gold-Inc. has established an employee benefit Plan to reimburse you for covered medical expenses. The self-funded Plan is reinsured with a major insurance company to limit the liability of the self-funded Plan for catastrophic individual or group claims.

        Coverage under the Plan will take effect for an eligible employee and designated dependents when the employee and such dependents satisfy the waiting period and all the eligibility requirements of the Plan.

        The Plan will pay benefits only for the expenses incurred while this coverage is in force. No benefits are payable for expenses incurred before coverage began or after coverage terminated, even if the expenses were incurred as a result of an accident, injury or disease that occurred, began, or existed while coverage was in force. An expense for a service or supply is incurred on the date the service or supply is furnished.

HOW THE MEDICAL PLAN WORKS

        The Medical Plan provides health care coverage under two options:

  1.
  The Preferred Provider Organization (PPO) option. The Plan's PPOs are Sloans Lake Managed Care and MultiPlan. The PPOs are groups of participating physicians and hospitals that provide services for which benefits are paid at special levels, often with lower fees and resulting in lower calendar year out-of-pocket maximum expenses. You can contact Sloans Lake Managed Care at (303) 591-2200 or (800) 850-2249 or on their website at www.sloanslake.com and MultiPlan at (800) 546-3887 or on their website at www.multiplan.com.

  2.
  The Non-Preferred Provider (Non-PPO) option. This is coverage where covered persons go to any provider of their choice and the out-of-pocket expenses are usually higher because there are no discounts to the Plan from Non-PPO providers. Covered persons have the choice of selecting either the PPO option (Participating) or the Non-PPO (Non-Participating) option, or a combination of both options, for medical care. See the Schedule of Medical Benefits for a summary of benefits, and see specific sections of the Plan for more information.

HOW THE PRESCRIPTION DRUG PLAN WORKS

        The Plan has contracted with Express Scripts to administer the pharmacy drug plan using a nationwide network of participating retail pharmacies in order to charge covered persons reduced fees for covered pharmacy drugs. The Plan also provides a mail order drug benefit option for long-term, maintenance medications available directly from Express Scripts. Please see the Prescription Drug Plan section for a listing of benefits and copayments, and see the section on the Prescription Drug Plan for more information. You can contact Express Scripts toll free at (888) 201-5863 for Member Rx Services, or Pharmacy Help Desk (800) 763-5550 or on their website at: www.express-scripts.com.

HOW THE DENTAL PLAN WORKS

        The dental Plan provides dental coverage for covered persons under the Plan. Covered persons can visit any licensed dental professional he or she chooses to have dental services performed. Please see the Schedule of Dental Benefits for a listing of benefits including the maximum benefit amounts, and see the section on Dental Benefits for more information.

HOW THE VISION PLAN WORKS

        Vision care services and vision care materials may be received from a licensed Optician, Optometrist, or Ophthalmologist that the covered person wishes to go to for such services and/or materials. The covered person will be responsible for the full cost of the charges for any vision care services and/or vision care materials at the time that services are rendered or materials are purchased. The covered person will then need to submit the receipt along with the appropriate claim form to the Claims Administrator for reimbursement under the Plan for the Usual, Customary and Reasonable amounts of eligible expenses up to the limits set forth in the Schedule of Medical Benefits.

SCHEDULE OF MEDICAL BENEFITS

        All eligible and covered medical charges are subject to applicable deductible and coinsurance provisions unless indicated differently. Charges are limited to usual, customary, and reasonable for the area in which services are rendered. Charges excluded as not covered, over usual, customary, and reasonable or as otherwise noted, do not count toward either deductible or out-of-pocket maximum. This is a summary of benefits only; for specific restrictions and limitations, see detailed explanations elsewhere in the Plan. The Plan has entered into arrangements with Sloans Lake Managed Care for covered persons in Colorado and MultiPlan for covered persons living or traveling outside Colorado. The preferred provider organizations (PPOs) negotiate hospital, doctor and other provider fees with contracting health care providers.

LIFETIME MAXIMUM	$5,000,000	per Covered person
(While covered under this Plan)	$2,000	for Temporomandibular Joint Disorders
	$30,000	for Alcoholism or Substance Abuse Treatment
	$25,000	for Hospice Benefits

        The term "lifetime maximum" means the total amount of benefits which may be payable while covered under this Plan, or any other health plan sponsored by Scott's Liquid Gold-Inc. & Affiliated Companies. It will not be interpreted to mean the lifetime of the covered person.

ANNUAL OVERALL MAXIMUM            $2,000,000 per Covered person

        The term "Annual Overall Maximum" means the total amount of benefits that may be payable each year while covered under this Plan, or any other health plan sponsored by Scott's Liquid Gold-Inc. and Affiliated Companies. The Annual Overall Maximum amounts accrue toward the Lifetime Maximum amount as specified in the Schedule of Medical Benefits.

PRESCRIPTION DRUG BENEFIT

        The prescription drug benefits are described later in this Plan. Prescription drugs obtained through Express Scripts are not subject to the deductible as applied to the medical portion of this Plan. Prescriptions obtained through non-participating providers will be subject to deductible and coinsurance provisions. For information regarding the prescription drug benefit, its deductibles and coinsurance, please see that portion of the Plan.

DEDUCTIBLE

        The term "deductible" means a specified dollar amount of covered expenses which must be incurred during a calendar year, or as specified, before any other covered expenses can be considered for payment.

CALENDAR YEAR DEDUCTIBLE
(Combined Medical and Dental)	Single Coverage Maximum: $200
Family Coverage Maximum: $400

DEDUCTIBLE CARRYOVER

        If a covered person has not met his/her deductible in the first nine (9) months of the year, then any charges incurred in the last three (3) months will apply to the deductible for both the current year and the next calendar year.

SEPARATE MOTORIZED VEHICLE ACCIDENT DEDUCTIBLE
Per Covered Person per Accident        $500

        This separate deductible does not accrue towards meeting any portion of the Calendar Year Deductible and is not eligible for the Deductible Carryover under this Plan. Once the Separate Motorized Vehicle Accident Deductible is met per Accident, the Calendar Year Deductible does not have to be met before eligible medical expenses for the injuries sustained due to a motorized vehicle accident are paid by the Plan. Please see the Covered Medical Expenses section beginning on page 38 for more details regarding this benefit. The Supplemental Accident Benefit is not available for injuries sustained due to motorized vehicle accidents. Please note: The exclusion of coverage under this Plan still applies for any applicable no-fault motor vehicle coverage that a Covered Person has.

COINSURANCE FOR ELIGIBLE MEDICAL EXPENSES

        The term "coinsurance" means the amount payable by the Plan for a covered expense. The covered person is required to pay the amount not paid by the Plan.

For Single Coverage under the Plan	After the single coverage deductible, eligible expenses (other than outpatient mental health disorders, alcoholism or substance abuse or as otherwise noted) are paid at 80% of the next $5,500, then 100% for the balance of the calendar year.
For Family Coverage under the Plan
After the family coverage deductible, eligible expenses (other than outpatient mental health disorders, alcoholism or substance abuse, or as otherwise noted) are paid at 80% of the next $11,000 (individual or family), then 100% for the balance of the calendar year.
See Covered Medical Expenses on page 38 for important information.
AIDS BENEFIT
Eligible expenses for treatment of Acquired Immune Deficiency Syndrome (AIDS), AIDS-related Complex, or HIV-positive are paid as for any other illness, subject to deductible and coinsurance provisions.
ALCOHOLISM AND SUBSTANCE ABUSE BENEFITS (See specific restrictions on page 54.)
Inpatient	Covered as any other illness, subject to deductible and coinsurance provisions, to a maximum of thirty (30) days per calendar year.
Outpatient
Eligible expenses are subject to the deductible provision and are then paid at 50% to fifty (50) visits per calendar year. Alcoholism and substance abuse inpatient, partial, and outpatient treatment combined:
Calendar year maximum, per person: $15,000 Lifetime maximum, per person: $30,000
CHIROPRACTIC SERVICES	Eligible expenses are limited to twenty (20) visits in six (6) consecutive months for vertebral column problems only, and are subject to deductible and coinsurance provisions. (See #15, page 39).

HOME HEALTH CARE
Eligible expenses are paid, subject to deductible and coinsurance provisions, to a maximum of sixty (60) visits per calendar year. (See specific restrictions on page 49.) HOSPICE BENEFIT 100% of eligible expenses not to exceed a maximum of six (6) months from the time a covered person is certified terminally ill and subject to a $25,000 lifetime maximum. (See specific restrictions on page 51.)
HOSPITAL ROOM LIMIT	Semiprivate rate, paid subject to deductible and coinsurance provisions.
INTENSIVE CARE UNIT & SPECIAL CARE UNIT	Usual, customary, and reasonable, subject to deductible and coinsurance provisions.
MENTAL HEALTH DISORDER BENEFITS (See page 53.)
Inpatient	Covered as any other illness, subject to deductible and coinsurance provisions, to a maximum of forty-five (45) days per calendar year.
Outpatient	Eligible expenses are subject to the deductible provision and then paid at 50% to 100 visits per calendar year.
MOTORIZED VEHICLE ACCIDENT BENEFIT
Eligible expenses are paid, subject to the separate motorized vehicle accident deductible and coinsurance provisions per covered person per accident, to a maximum of $35,000 per covered person per accident where a motorized vehicle is involved. This includes owner-operators of, non-owner operators of, passengers in or on, and pedestrians struck by or injured because of any motorized vehicle. Charges in excess of $35,000 per covered person per accident are not covered. This benefit does not apply to motor vehicle accidents where no-fault motor vehicle coverage exists. The Supplemental Accident Benefit is not available for expenses incurred for injuries sustained due to motorized vehicle accidents.
NEWBORN WELL-BABY CARE
Usual, customary, and reasonable hospital nursery expenses, subject to deductible and coinsurance provisions. Eligible physician charges are paid under the Wellness Benefit. (See Covered Medical Expenses, page 55 for additional information.)
OUTPATIENT DIAGNOSTIC LAB AND X -RAY BENEFIT	Eligible expenses are subject to the deductible provision and then paid at 80% for outpatient expenses incurred for illness or injury.
OUTPATIENT SURGICAL BENEFIT	100% of eligible expenses incurred in conjunction with a surgical procedure performed on an outpatient basis, and incurred on the date of surgery, with the deductible waived.
PRE-ADMISSION TESTING	100% of eligible expenses incurred for outpatient tests within seven (7) days of a scheduled hospital admission, with the deductible waived. (See page 55).

SECOND SURGICAL OPINION	100% of the amount charged by physician rendering a second opinion, with the deductible waived. (See page 56)
SKILLED NURSING CARE FACILITY	One-half (1/2) of hospital semiprivate rate where previously confined, to a maximum of sixty (60) days per illness or injury, subject to deductible and coinsurance provisions. (See page 56)
SMOKING CESSATION BENEFIT
Charges for generally recognized programs to stop smoking are eligible to a $200 maximum per person, subject to deductible and coinsurance provisions, in any three (3) year period for employees and spouses who have been covered by the Plan at least eighteen (18) months. (See page 57)
SUPPLEMENTAL ACCIDENT BENEFIT
100% of the first $500 of eligible expenses incurred within ninety (90) days of the accident, due to a non-work related accident, with the deductible waived. Eligible expenses in excess of $500 or ninety (90) day period are subject to the deductible and coinsurance provisions. This benefit is not available for expenses incurred for injuries sustained due to motorized vehicle accidents
TMJ BENEFIT
Eligible expenses incurred for the diagnosis and treatment of temporomandibular joint dysfunction are paid, subject to deductible and coinsurance provisions, to the $2,000 lifetime maximum. (See #59, page 44.)
TRANSPLANT BENEFIT	Covered transplants are paid as any other illness, subject to deductible and coinsurance provisions. (See #60 page 44).
VISION BENEFITS
Eye exams by an ophthalmologist or optometrist are covered, subject to deductible and coinsurance provisions. Prescription lenses and frames are covered at 100% to a $50 maximum per calendar year, with the deductible waived. (See #23, page 40)
WEIGHT REDUCTION BENEFIT
Charges for weight reduction programs under direct physician supervision are eligible to a $1,000 maximum, subject to deductible and coinsurance provisions, in any five (5) year period for employees only, who have been covered by the Plan at least twenty four (24) months. (See page 58)
WELLNESS BENEFIT
100% of the first $350 per calendar year, with the deductible waived for examinations and diagnostic tests related to routine wellness care, including flu shots, routine immunizations, vaccinations and pneumovax injections for adults, and well baby/child checkups. (See Covered Medical Expenses, #63, page 45 for additional information).
MEDICAL CASE MANAGEMENT
Medical Case Management optimizes the treatment and recovery phase of major illness or injury. Services otherwise not covered under the Plan will be eligible for reimbursement if recommended by the medical case management coordinator. (See page 37 for notification information).
See Covered Medical Expenses section on page 38 for more information.

SCHEDULE OF DENTAL BENEFITS

CALENDAR YEAR MAXIMUM	$2,000 per covered person
CALENDAR YEAR DEDUCTIBLE Combined medical and dental)	Single Coverage Maximum: $200 Family Coverage Maximum: $400
PREVENTIVE AND BASIC SERVICES	After the deductible, eligible expenses are paid at 100% to the calendar year maximum.
MAJOR RESTORATIVE AND PROSTHODONTIC SERVICES	After the deductible, eligible expenses are paid at 50% to the calendar year maximum.
TMJ BENEFITS	See under medical benefits.
ORTHODONTIC SERVICES	Eligible expenses are paid at 50% to a $1,000 per calendar year and $2,000 per lifetime maximum, only for dependent children under 19 years old.
PRE-TREATMENT ESTIMATE*	Please pre-notify the Plan of any non-emergency course of treatment exceeding $250.

        *Note:    If the dentist's office calls the Claims Administrator (Mountain States Administration) for a pre-estimate on work to be performed immediately, verification of coverage for the services to be performed is not a guarantee of payment.

        See Dental Care Program section on page 10 for more information.

DENTAL CARE PROGRAM

        If a covered person incurs covered dental expenses, the Schedule of Dental Benefits set forth in this Plan shall apply.

MAXIMUM BENEFIT AMOUNT

        The total amount payable for all covered expenses incurred for a covered person in a calendar year will not be more than the maximum benefit amount shown in the Schedule of Dental Benefits ($2,000 per calendar year per covered person).

DENTAL ELIGIBILITY

        If dental coverage is desired, the employee must enroll within thirty (30) days of date of hire. Benefits will be effective the first working day following ninety (90) days of full-time employment.

        If an employee does not enroll for dental benefits within this time frame and subsequently desires coverage, there is a twelve (12) month waiting period before any benefits are payable, except for accidental injuries to sound, natural teeth. Refer to Late Entrant Provision (For Dental Benefits). All other enrollment procedures follow the guidelines outlined under the Eligibility section on page 18.

DENTAL PRE-NOTIFICATION OF BENEFITS

        When charges for dental treatment (other than emergency treatment) are expected to exceed $250 for you or any of your dependents, it is strongly recommended that you pre-notify the Plan before treatment begins. The Claims Administrator will estimate which charges will be payable under the Plan and return the estimate to the dentist. This procedure allows the dentist to make financial arrangements with you for payment of charges not covered under the Plan, or to make necessary adjustments to the proposed treatment plan.

DEDUCTIBLE AMOUNT

        Single coverage maximum calendar year deductible for both medical and dental expenses combined is $200. Family coverage maximum calendar year deductible for both medical and dental expenses combined is $400.

LATE ENTRANT PROVISION (FOR DENTAL BENEFITS)

        If an employee did not elect coverage for himself or herself and/or his or her eligible dependents within thirty (30) days of the employee's date of full-time hire, benefits will be limited as follows:

        No benefits will be payable, except for accidental injuries to sound, natural teeth, until the person has been covered under the Plan for twelve (12) consecutive months. Treatment for injuries to sound, natural teeth are covered under the Medical Plan.

        The dental waiting period for the late entrant, as described above, must be reduced by the period of creditable coverage the individual has under any previous dental plan as of the enrollment date. Refer to Creditable Coverage on page 94.

COVERED DENTAL EXPENSES

        The term "covered dental expenses" means usual, customary, and reasonable expenses incurred for a dental service when that service:

  1.
  Is performed by or under the direction of a licensed dentist;

  2.
  Is essential for the necessary care of the teeth;

  3.
  Starts and is completed while the person is covered (Refer to Extended Dental Benefits on this page); and

  4.
  Is not excluded under the Dental Expenses Not Covered and General Plan Exclusions and Limitations sections of the Plan.

        A dental service is deemed to start on the date it is performed, except that:

  1.
  Full or partial dentures, start when first impressions are taken;

  2.
  Crown, bridge, inlay or onlay, start on the first date of tooth preparations; and

  3.
  Root canal therapy, starts when the pulp chamber of the tooth is opened.

        Note:    Any dental claim which is payable under any benefits in this Plan other than dental benefits will be paid under the other benefits first; then the dental claim will be calculated under dental benefits. The amount paid under dental benefits will be only the amount, if any, which exceeds the amount paid under the other benefits.

EXTENDED DENTAL BENEFITS

        Dental benefits will be extended for thirty (30) days following the date the covered person ceases to be covered under this Plan, but only for an expense incurred for a dental service which started while the person was covered. In no event will an oral examination, prophylaxis or x-ray be deemed a dental service started.

COVERED DENTAL EXPENSES

PREVENTIVE AND BASIC SERVICES

        Eligible expenses are subject to the deductible and are then paid at 100% of usual, customary, and reasonable, to the calendar year maximum, and include:

  1.
  Oral exams, initial or periodic.

  2.
  Prophylaxis, including periodontal prophylaxis (perio prophys).

  3.
  Topical application of fluoride for dependents under age nineteen (19).

  4.
  X-rays; one full mouth series per twenty-four (24) months, bitewing films, and periapicals.

  5.
  Laboratory and other tests and pathology.

  6.
  Topical sealants for dependents under age fourteen (14).

  7.
  Palliative, emergency treatment.

  8.
  Restorative fillings.

  9.
  Oral surgery, including extractions, except those required for orthodontia.

  10.
  General anesthetics when necessary and in connection with oral surgery.

  11.
  Periodontal treatment.

  12.
  Endodontia, including root canal therapy.

  13.
  Injection of antibiotic drugs, prescription drugs and medicines.

  14.
  Space maintainers for deciduous teeth.

  15.
  Consultations.

  16.
  Diagnostic casts, not for TMJ or orthodontia.

MAJOR RESTORATIVE AND PROSTHODONTIC SERVICES

        Eligible expenses are subject to the deductible, and are then paid at 50% of usual, customary, and reasonable, to the calendar year maximum, and include:

  1.
  Major restorative services: inlays, onlays, crowns, crown buildups and posts.

  2.
  Initial placement of a bridge, a partial or a full denture to replace one or more teeth extracted, including adjustment during the six (6) months following the placement.

  3.
  Recement a crown, inlay or onlay.

  4.
  Replacement of existing bridge or denture if the original is (a) at least five (5) years old and unserviceable; or (b) damaged while being worn and cannot be fixed and while the person is covered under the Plan.

  5.
  Dental implants including the attached crown or replacement tooth.

ORTHODONTIC SERVICES

        Benefits are payable for orthodontia procedures performed on your covered dependent children who are age nineteen (19) or less on the date the orthodontia procedure starts. Coverage is not extended after the date a person ceases to be a covered person.

        Eligible charges are paid at 50% to a $1,000 per calendar year and $2,000 per lifetime maximum, per person.

        The service or supply should be made part of an orthodontic treatment plan that, before the orthodontic procedure is performed, has been sent to Mountain States Administration for review; and returned by Mountain States Administration to the dentist showing estimated benefits.

        Eligible charges must meet the condition that they be made for a service or supply furnished in connection with an orthodontic procedure and furnished before the end of the estimated duration shown in the orthodontic treatment.

DENTAL EXPENSES NOT COVERED

        Covered dental expenses will not include, and no payment will be made, for expenses incurred as follows:

  1.
  Services that are cosmetic in nature, excluding orthodontia.

  2.
  Any replacement of a bridge or denture which is or can be made serviceable.

  3.
  Initial installation of a bridge or denture to replace teeth all of which are missing prior to the person's becoming covered by this Plan.

  4.
  Replacement of a lost, missing or stolen prosthetic device.

  5.
  Replacement of a bridge or denture if the existing bridge or denture is less than five (5) years old, unless the replacement is required to replace one or more natural teeth extracted.

  6.
  Procedures, appliances or restorations whose main purpose is to (1) change vertical dimension; (2) diagnose or treat dysfunction of the temporomandibular joint; (3) stabilize periodontally involved teeth; or (4) restore occlusion. (See Special Coverage section under the medical portion of the Plan.)

  7.
  Veneers of crown or pontics placed on or replacing the upper and lower first, second and third molars.

  8.
  Bite registrations; precision or semi-precision attachments; or splinting.

  9.
  Instruction for plaque control, oral hygiene and diet.

  10.
  Dental services that do not meet accepted dental standards.

  11.
  Services that are deemed to be medical services (such as TMJ).

  12.
  Services and supplies received from a hospital.

  13.
  Services or procedures considered experimental in nature or not yet approved by the American Dental Association.

  14.
  Services for which benefits are not payable according to the section, "General Plan Exclusions and Limitations."

  15.
  Replacement of serviceable restorations with restoration material of differing chemical composition.

  16.
  Dental treatment involving the use of gold, porcelain or white restoration materials, if such treatment could have been rendered at a lower cost by means of a reasonable substitute consistent with generally accepted dental practice.

PRESCRIPTION DRUG PLAN

PHARMACY OPTION	NETWORK
Copayment, per Prescription
For name brands	20% of the total cost of the prescription*
For Generic drugs	10% of the total cost of the prescription*
MAIL ORDER
Copayment, per Prescription
For name brands or brand equivalent	20% of the total cost of the prescription*
For Generic drugs	10% of the total cost of the prescription*

*
no minimum copayment amount

        Participating pharmacies have contracted with Express Scripts, the administrator of the Prescription Drug Plan, to charge Plan covered persons reduced fees for covered prescription drugs. Express Scripts is the administrator of the Prescription Drug Plan. The telephone number for Express Scripts is (888) 201-5863.

        The Prescription Drug Plan does not have a deductible. The copayment is applied to each covered pharmacy drug charge. The copayment is not a covered expense under the Medical Plan. Any one prescription is limited to a ninety (90)-day supply per prescription or refill.

        If a drug is purchased from a non-participating provider, or not through Express Scripts, the covered person will pay for his/her prescription in full, and submit the paid receipt with a claim form, to Mountain States Administration for reimbursement. Reimbursement will be subject to the deductible and coinsurance provisions as described in the Medical portion of the Plan.

MAIL ORDER BENEFIT OPTION

        A mail order option is also available. If you wish to order by mail, you need to obtain an order form from the Benefits Department, complete it, and mail the form together with the physician's original (not copy) prescription and credit card information for payment of your coinsurance.

COVERED PHARMACY EXPENSES

1.
Only drugs approved by the FDA are approved by this Plan.

2.
Up to a ninety (90)-day supply for maintenance medications (those that are taken for a long time, such as drugs sometimes prescribed for heart disease, high blood pressure, asthma, etc.) whether obtained at a pharmacy or through mail order.

3.
Federal legend drugs that bear the legend "Caution: Federal law prohibits dispensing without a prescription", except as noted.

4.
Insulin and insulin needles/syringes on prescription, glucose testing strips, ketone testing strips and tablets, diabetic lancets and glucose monitors.

5.
Prescriptions for skin care products to treat acne, for individuals through the age of twenty-five (25).

6.
Compounded medication of which at least one ingredient is a prescription legend drug.

7.
Growth hormones.

8.
Imitrex (one [1] kit per prescription), glucagon (not to exceed one [1] vial per prescription) and bee sting kits (two [2] per prescription).

9.
FDA approved medication or supplies used for the treatment of sexual dysfunction. (Viagra only)

10.
Physician recommended smoking cessation products—limit of $200 maximum per year.

11.
Contraceptive drugs.

PHARMACY EXPENSES NOT COVERED

1.
Minoxidil (Rogaine) for the treatment of alopecia.

2.
Non-legend drugs other than insulin.

3.
Prescriptions for skin care products to treat acne, for individuals twenty-six (26) years of age or older (without prior approval).

4.
Sales tax.

5.
Therapeutic devices or appliances, including support garments and other non-medical substances.

6.
Experimental drugs, except as approved by a physician for the treatment of a life-threatening medical condition.

7.
Replacement of lost or stolen prescriptions.

8.
Infertility drugs with no other approved indications.

9.
Charges for the administration or injection of any drug.

10.
Prescriptions which you or your eligible dependents are entitled to receive without charge from any Workers' Compensation laws.

11.
Medication which is to be taken by or administered to a covered person, in whole or in part, while he or she is a patient in a licensed Hospital, nursing home or similar institution which operates on its premises, a facility for dispensing pharmaceuticals. (Such expenses are covered under the medical portion of the Plan).

12.
Drugs, medicines or supplies that do not require a Physician's prescription, even if administered or prescribed by a Physician. This shall not apply in cases where such drugs, medicines, or supplies are the only available source of nutrients for the covered person.

13.
Medications, drugs or hormones to stimulate growth unless there is a laboratory confirmed diagnosis of growth hormone deficiency.

14.
Drugs with cosmetic indications.

15.
Biological sera, blood or blood plasma.

16.
Allergy extracts (injectable form).

17.
Vitamins, except prenatal vitamins available only by prescription, minerals, non-prescription supplements, nutritional supplements, appetite suppressants, dietary supplements, and formulas whether or not prescribed by a physician.

18.
Newly approved drugs are not automatically covered, and may require Plan approval.

ELIGIBILITY

EMPLOYEES ELIGIBLE FOR COVERAGE

        Employees eligible for coverage under the Plan are as follows:

  1.
  Full-time regular employees who have completed the waiting period and who are scheduled to work at least thirty (30) hours per week in the employment of the employer.

  2.
  Ineligible employees who have an employment status change which makes them eligible for coverage will be given credit for prior service in order to determine their effective date of coverage.

        Eligibility for Medicaid or the receipt of Medicaid benefits will not be taken into account in determining eligibility.

EMPLOYEE'S EFFECTIVE DATE OF COVERAGE

        The employee will be covered under the Plan provided he/she applies and meets eligibility and waiting period requirements as listed, and provided any required contributions are made.

WAITING PERIOD

        New employees and the dependents they enroll will be eligible on the first day following the completion of ninety (90) days of full-time employment.

        When an employee has satisfied the eligibility and waiting period requirements, such employee is required to submit enrollment paperwork within thirty (30) days of his or her date of full-time employment. If the employee submits enrollment paperwork within thirty (30) days of his or her date of full-time employment, and then requests a change within the ninety (90) day waiting period, the change will be honored as a timely entrant request.

        If an employee fails to enroll within thirty (30) days of full-time employment such employee will be considered a late entrant unless he/she becomes eligible under the special enrollment periods provision. Medical coverage for a late entrant will begin the date the application is received. Dental coverage starts later, see Dental Eligibility on page 10.

DEPENDENTS ELIGIBLE FOR COVERAGE

        Dependents eligible for coverage under the Plan are as follows:

  1.
  The employee's lawful wife or husband, unless legally separated, or, with documentation or appropriate paperwork, a spouse by a common-law marriage agreement. A dependent spouse who is eligible for coverage under his or her employer's health benefit plan is not eligible for coverage under this Plan, regardless of the benefits or the contribution required by the other plan.

  2.
  A child from birth to age nineteen (19), or to age twenty-three (23) if attending an accredited high school, college, university or vocational school on a full-time basis, provided:

  a.
  he/she is not married; and

  b.
  he/she is primarily dependent upon the employee for support and maintenance;

  c.
  he/she is not covered, as an employee, by another employer group health plan; and

  d.
  proof of Full-Time Student status from the registrar of the educational institution is provided when requested.

Additional Provisions That Apply to Dependents:

  1.
  Semester breaks do not jeopardize a child's full-time status. However, if a child is not attending as a full-time student during the semester following the break, that child will no longer be considered a dependent under the Plan. Coverage will terminate as of the first day of the semester following the break. It is the responsibility of the Employee to inform the Employer of this event.

  2.
  A previously ineligible dependent child under age twenty-three (23) who later becomes a full-time student at an accredited educational institution may be enrolled under the Plan as a new dependent within thirty (30) days of the date the semester begins. Proof of full-time attendance from the registrar of the educational institution must be provided to the Plan Administrator within the same thirty (30) day period.

    If the employee completes and submits enrollment paperwork more than thirty (30) days from the date of eligibility of a dependent, the dependent will be considered a late entrant unless he/she becomes eligible under the special enrollment periods provision. Medical coverage for a late entrant will begin the date the application is received. Dental coverage starts later. See Dental Eligibility on page 10.

  3.
  The term "child" as used herein shall mean an employee's natural child, stepchild, legally adopted child, or a child placed under the legal guardianship of the employee or the covered spouse of the employee who resides in the employee's home in a parent-child relationship, or a child for whose medical care an employee or the covered spouse of the employee is legally responsible through a divorce decree or other court order. In each case, the child must satisfy the requirements for dependent eligibility.

    Coverage for adopted children under the age of eighteen (18) begins on the date of placement for the purpose of adoption and is continued unless the placement is disrupted prior to legal adoption of the child. Provided the child is enrolled within thirty (30) days of placement, the pre-existing condition limitation will not apply. If the employee completes and submits enrollment paperwork more than thirty (30) days from the date of placement, the adopted child will be considered a late entrant unless he/she becomes eligible under the special enrollment periods provision. Medical coverage for a late entrant will begin the date the application is received. Dental coverage starts later. See Dental Eligibility on page 10.

  4.
  A dependent child's coverage may be extended beyond age nineteen (19) or twenty-three (23), if the child is:

  a.
  incapable of self-sustaining employment by reason of mental retardation or physical disability; and

  b.
  primarily dependent upon the employee for support and maintenance; and

  c.
  not covered, as an employee, by another employer group health plan.

    A letter of certification from the parents of the child and the attending physician is required stating that the condition began before or during the year in which the child reached the attained age and showing proof of incapacity and dependency. Such proof must be submitted within thirty (30) days of the dependent's attainment of age nineteen (19), or within thirty (30) days of age twenty-three (23) in case of a full-time student. During the two (2) years after the child reaches the attaining age, the Plan may ask for regular proof of the child's continued disability. A physician's examination may be required as part of the proof. After the two (2) year period, the Plan cannot ask for proof more than once a year. The Plan may require that a physician examine the child before granting a continuation of the dependent's coverage. The Plan chooses the doctor and pays the fees for all required examinations.

    This provision stops on the earliest of the following dates:

    a.
    The date the child is no longer disabled according to the Plan.

    b.
    The date the Plan is not furnished with proof of the child's disability when requested.

        Situations specifically excluded from the definition of a dependent are:

  1.
  A spouse eligible for coverage under his or her employer's health benefit plan.

  2.
  A spouse who is legally separated or divorced from the employee. Such spouse must have met all requirements of a valid separation or divorce contract in the state granting such separation or divorce.

  3.
  If both husband and wife are eligible as employees, only one (1) may cover a dependent.

  4.
  A person cannot be covered under the Plan as an employee and as a dependent.

  5.
  Dependents whose permanent residence is not in the United States are not eligible for coverage.

        Note:    The Plan may require proof (such as a copy of the employee's income tax form, court order, legal adoption or legal guardianship papers) that the spouse or child qualifies as a dependent under the employee's coverage.

QUALIFIED MEDICAL CHILD SUPPORT ORDERS (QMCSOs)

        The following information sets forth the procedures to be followed by the Plan to administer "Qualified Medical Child Support Orders" (QMCSOs), including National Medical Support Notices, as required by Section 609(a) of the Employee Retirement Income Security Act of 1974 (ERISA).

        If the employer determines that the eligible employee's separated or divorced spouse or any state child support agency or Medicaid agency has obtained a legal medical child support order (MCSO), through a court order or an administrative process established under state law, and if the current Plan offers dependent coverage, the eligible employee will be required to provide coverage for any child(ren) named in the MCSO if the order is deemed to be "qualified." If dependent coverage is not normally offered under the Plan or the Employee is not eligible to participate, then no coverage for such child(ren) can be offered under this Plan.

        A QMCSO is a court judgment, decree, or order, or a state administrative order that has the force and effect of law, that is typically issued as part of a divorce or as part of a state child support order proceeding, and that requires health plan coverage for an "alternate recipient." An alternate recipient is either the child of an eligible employee or a state or political subdivision acting on behalf of such child. Federal law requires a group health plan to pay benefits in accordance with such an order, if it is deemed "qualified." A QMCSO may apply to a health plan, dental plan, vision plan and/or health care spending account. It requires that the child(ren) named in the order have the right to receive benefits from the eligible employee through any group medical plan under which the eligible Employee is enrolled, whether or not the eligible employee has family coverage. The QMCSO must contain:

  1.
  the name and last known mailing address of the eligible employee;

  2.
  the name and last known mailing address of each child (alternate recipient) covered under the order;

  3.
  a reasonable description of the type of coverage to be provided by the group health plan to each alternate recipient or the manner in which coverage will be determined;

  4.
  the period of time to which the order applies; and

  5.
  the identification of each plan to which the order applies.

        A Medical Child Support Order, to be qualified, must not require the Plan to provide any type or form of benefits or any option not otherwise provided under the Plan except to the extent necessary to meet the requirements described in Section 1908 of the Social Security Act (relating to enforcement of state laws regarding child support and reimbursement of Medicaid).

        In general, an alternate recipient child under a QMCSO is to be treated like any other covered person under the Plan. Unless the individual QMCSO is more restrictive, the alternate recipient should be given the same coverage as would be provided to any other dependent child of the eligible employee.

        Unless the alternate recipient is a newborn or newly-adopted child, the Plan's pre-existing conditions limitations will apply to an alternative recipient under a QMCSO to the same extent it would be applied against a newly-eligible person under the Plan. Please see the Pre-Existing Conditions Limitations section for more details.

        Upon receipt of an order, the Plan Administrator must:

  1.
  Promptly send written notice of the receipt of the order to the eligible employee and all alternate recipient children named in the order and their legal representatives. Such notice shall include a copy of the order and these QMCSO procedures for determining whether such order is a QMCSO; and

  2.
  Permit the alternate recipient to designate a representative to receive copies of notices sent to the alternate recipient regarding the medical child support order; and

  3.
  Within a reasonable period of time after receiving a Medical Child Support Order, review the order to determine if it meets the legal requirements of a QMCSO and notify the eligible employee and each alternate recipient; and

  4.
  Ensure the alternate recipient is treated by the Plan as a beneficiary for reporting and disclosure purposes, such as by distributing to the alternate recipient a copy of the Plan Document/Summary Plan Description and any subsequent Summaries of Material Modifications generated by a Plan amendment.

        Upon receipt of a valid National Medical Support Notice, the Plan must:

  1.
  Notify the state agency whether coverage for the child is available under the Plan;

  2.
  If so, indicate whether such child is covered under the Plan and the effective date of coverage or the steps necessary to make the coverage effective;

  3.
  Provide a description of the coverage; and

  4.
  Provide the forms necessary to cause the coverage to become effective.

        Within a reasonable time after receipt of the order (defined under the National Medical Support Notice regulations not to exceed 40 days), the Plan Administrator must notify the eligible employee and alternate recipient that either:

  1.
  The order is a valid QMCSO; or

  2.
  The order is not a valid QMCSO including an explanation of what provisions are defective or missing.

        If the order is determined to be a "Qualified" order, each named child will be covered by this Plan in the same manner as any other dependent child is covered by this Plan. In order for the child's coverage to become effective as of the date the order has been issued, the eligible employee must apply for coverage for himself/herself (if not already enrolled) and for the child(ren) who is an alternate recipient in the order within the time periods specified under the Eligibility section of this Plan. If a QMCSO requires that the eligible employee provide health coverage the child(ren) named in the order and the eligible employee does not enroll the child(ren), the employer must enroll the the eligible employee (if not already enrolled) and the child(ren) upon application from the separated/divorced spouse, the state child support agency or Medicaid agency and withhold from the employee's pay for the eligible employee's share of the cost of such coverage. If the employee is not eligible for coverage under this Plan, then no coverage can be offered under this Plan for such child(ren) and/or Employee regardless of the Order.

        Once coverage becomes effective, the eligible employee may not drop coverage for the child(ren) unless he/she submits written evidence to the employer that the child support order is no longer in effect. The Plan may make benefit payments for the child(ren) unless the eligible employee submit written evidence to the employer that the child support order is no longer in effect. The Plan may make direct benefit payments for the child(ren) covered by a QMCSO directly to the custodial parent or legal guardian for such child(ren).

        Each named child will be considered a covered person under this Plan but may designate another person, such as a custodial parent or legal guardian, to receive copies of explanations of benefits, checks and other material which would otherwise be sent directly to the named child.

        If it is determined that the order is not a "Qualified" order, each named child may appeal that decision by submitting a written letter of appeal to the Plan Administrator. The Plan Administrator shall review the appeal and reply in writing within thirty (30) days of receipt of the appeal.

        Plans are not required to provide coverage in accordance with child support or other court orders which are NOT "qualified." The Plan Administrator has the ultimate authority to determine whether or not the order meets all the requirement of ERISA's Section 609(a). If the order does not meet all of the qualification requirements, the Plan need not (and should not) provide any benefits to the alternate recipient, unless the child is otherwise eligible or deficiencies are later corrected by the parties.

        This Plan will not provide any type or form of benefit, or any option, not otherwise provided under this Plan, and all other Plan benefit provisions will apply (e.g., exclusions, limitations, maximums, etc.).

        This provision overrides any and all Plan provisions as to the determination of eligibility for coverage, except when dependent coverage under the Plan is not normally offered or the employee is not eligible for coverage under the Plan. For example, if coverage under the Plan normally ceases when a dependent child attains age nineteen (19), but under state law requires coverage until the child attains age twenty-one (21), the Plan must go to age twenty-one (21). It is assumed that all states are at age nineteen (19), except Florida—twenty-five (25), Georgia—twenty-five (25), Texas—twenty-one (21) and Utah—twenty-six (26).

DEPENDENTS' EFFECTIVE DATE OF COVERAGE

        Dependent coverage will not take effect unless the employee's coverage is in effect.

        Eligible dependents become covered under the Plan as follows, provided an application is made and any required contributions are made:

  1.
  If the dependent is eligible as a dependent on the employee's effective date, such dependent becomes eligible under the Plan on the date the employee's coverage commences.

  2.
  If the dependent becomes an eligible dependent after the employee's effective date, such dependent becomes eligible for coverage on the date he/she is acquired.

  3.
  If coverage is due to a Qualified Medical Child Support Order (QMCSO), coverage will become effective on the date of the QMCSO or coinciding with the effective date of coverage, whichever is later.

        Eligibility for Medicaid or the receipt of Medicaid benefits will not be taken into account in determining eligibility.

        When a dependent has met one (1) of the eligibility requirements above, the employee is required to complete and submit enrollment paperwork within thirty (30) days of the initial date of the dependent's eligibility. If the employee fails to enroll within thirty (30) days of the initial date of the dependent's eligibility, such dependent will be considered a late entrant unless he/she becomes eligible under the special enrollment periods provision. Medical coverage for a late entrant will begin the date the application is received. Dental coverage starts later, see Dental Eligibility on page 10.

        The following rules apply for coverage of newborn children from the moment of birth:

        A newborn child will be covered automatically from the date of birth, provided that within thirty (30) days of his/her birth, the employee completes and submits all necessary enrollment paperwork changing to family coverage (if necessary) and agreeing to pay the required contribution (if any) for family coverage.

        If the employee fails to enroll such newborn within thirty (30) days of the date of birth, the newborn will be considered a late entrant unless he/she becomes eligible under the special enrollment periods provision. Medical coverage for a late entrant will begin the date the application is received.

        Note:    Newborn "well-baby" care is subject to the newborn's own deductible, out-of-pocket maximum, and all Plan provisions.

CHANGE IN STATUS

        It is the covered employee's responsibility to advise the employer and to make in writing any change in dependent status. This includes changes due to marriage, divorce, legal separation, the addition of newborns or adopted children, and any desire to change beneficiaries.

        If a person covered under the Plan changes status from employee to dependent or dependent to employee, and the person is covered continuously under the Plan before, during and after the change in status, credit will be applied to all Plan provisions including deductibles and all amounts applied to maximums.

with single coverage, either the employee or their spouse may change to family coverage within thirty (30) days if:

  1.
  the employee is adding a newborn, adopted child, or child placed for adoption;

  2.
  or class of employees eligible for coverage with the employer.

        If the employee or his/her spouse is covered under the Plan and the employee who is covering the dependent children terminates coverage, dependent coverage may be transferred to the other covered employee as long as coverage has been continuous.

SPECIAL ENROLLMENT PERIODS (CHANGE IN EMPLOYEE STATUS)

        If an eligible employee or dependent declined coverage under the Plan at the time of initial eligibility (and stated in writing at the time that coverage was declined because of alternative group health coverage); or there is an employee status change as defined below, the employee may make a written request to change coverage by completing an enrollment form. Such request must be made within thirty (30) days of the employee status change, and such addition or change will take effect on the later of:

  1.
  for loss of other coverage, the date of the loss of eligibility under another group health plan or through a health insurance issuer offering group health insurance coverage; or

  2.
  or a marriage, the date of marriage; or

  3.
  or a birth, the date of birth; or

  4.
  or an adoption or placement for adoption, the date of the adoption or placement.

        The special enrollment rights may apply with respect to an employee, a dependent of an employee, or both.

        The term "special enrollment periods (change in employee status)" means only the following:

  1.
  A loss of eligibility for an employee and/or affected dependents under another group health plan or through a health insurance issuer offering group health insurance coverage due to:

  a.
  legal separation,

  b.
  divorce,

  c.
  death,

  d.
  termination of employment,

  e.
  reduction in work hours,

  f.
  employer contributions for the coverage were terminated, or

  g.
  COBRA continuation coverage under the other plan has been exhausted.

    An individual does not have to elect COBRA continuation coverage or exercise similar continuation rights in order to preserve the right to special enrollment. However, an individual does not have a special enrollment right if the individual loses the other coverage as a result of the individual's failure to pay premiums/ contributions or for termination of coverage for cause (such as making a fraudulent claim or an intentional misrepresentation of a material fact in connection with the Plan).

  2.
  A change in family status due to:

  a.
  marriage,

  b.
  birth of a child, or

  c.
  adoption or placement for adoption of a child.

        The special enrollment rules allow an eligible employee to enroll when he or she marries or has a new child (as a result of marriage, birth, adoption, or placement for adoption). A spouse of an eligible employee can be enrolled separately at the time of marriage or when a child is born, adopted, or placed for adoption. The spouse can be enrolled together with the employee when they marry or when a child is born, adopted, or placed for adoption. A child who becomes a dependent of a covered person as a result of marriage, birth, adoption, or placement for adoption can be enrolled when the child becomes a dependent. Similarly, a child who becomes a dependent of an eligible employee as a result of marriage, birth, adoption, or placement for adoption can be enrolled if the employee enrolls at the same time. Individuals who enroll under these special enrollment conditions are not considered late entrants.

DELETING A DEPENDENT

        To remove a dependent from the employee's coverage, the employee must complete a change form. The employer must receive this form within thirty (30) days after the effective date of change. If the employee fails to timely remove an ineligible dependent, the employer reserves the right to recoup any benefit payments made on behalf of such dependent back to the date such dependent should have been deleted.

WAIVER OF PARTICIPATION

        Waiver of participation means an employee's failure to enroll himself/herself and his/her eligible dependent(s) within thirty (30) days of his or her date of full-time employment. This waiver will also include coverage under the Plan which was canceled by the employee while the person remained eligible.

        Waiver of participation means that future coverage under the Plan is subject to the Plan's special enrollment periods provision or enrollment as a late entrant. A "late entrant" means an employee or dependent who does not enroll during the initial period in which he/she is eligible to enroll, or during a special enrollment period when there is a change in family status or loss of group health coverage under another plan. Medical coverage for a late entrant will begin the date the application is received. The dental coverage provision is on page 10.

LOSS OF COVERAGE DUE TO MISREPRESENTATION

        The employer has the right to rescind any coverage of the employee and/or his/her dependents for cause, such as making a fraudulent claim or an intentional misrepresentation of a material fact in connection with the Plan. The employer will refund all contributions paid for any coverage rescinded; however, claims paid will be offset from this amount. The employer reserves the right to collect additional monies if claims are paid in excess of the employee's and/or dependent's paid contributions.

EMPLOYEE TERMINATION OF COVERAGE
(See COBRA Continuation Coverage on page 87.)

        The coverage of any employee will automatically terminate at midnight on the earliest date indicated below:

  1.
  On the date employment ends.

  2.
  On the date an employee ceases to be in a class of employees eligible for coverage.

  3.
  On the date the required contribution for coverage is not made, unless due to a clerical error whereby past contributions may be paid to bring coverage current.

  4.
  On the date coverage is discontinued with respect to the class of employees to which such employee belongs.

  5.
  On the date the Plan is terminated with respect to all employees, or on the date a benefit provided under the Plan is terminated.

  6.
  On the date the employee retires.

  7.
  On the date the employee becomes an active full-time member of the armed forces of any country for more than thirty (30) days.

  8.
  On the date of the employee's death.

  9.
  On the date the employee elects to terminate coverage.

        (For non-work related disability over ninety (90) days, see Extension of Medical Benefits on page 32.)

DEPENDENT TERMINATION OF COVERAGE
(See COBRA Continuation Options on page 87.)

        Dependents' coverage will automatically cease at midnight on the earliest date indicated below:

  1.
  On the date the employee's coverage terminates.

  2.
  On the date the employee ceases to be in a class eligible for dependent coverage.

  3.
  On the date the required contribution for dependent coverage is not made, unless due to a clerical error whereby past contributions may be paid to bring coverage current.

  4.
  On the date the Plan is terminated with respect to all dependents or on the date a dependent benefit provided under the Plan is terminated.

  5.
  On the date such dependent ceases to be a dependent of the employee as defined herein.

  6.
  On the date the dependent becomes an active full-time member of the armed forces of any country for more than thirty (30) days.

  7.
  On the date of the employee's death.

  8.
  On the date the employee elects to terminate the dependent's coverage.

  9.
  On the date the dependent becomes effective as an employee under the Plan.

LEAVE OF ABSENCE

1.
During an approved Medical Leave of Absence certified by a physician and approved by the Plan Administrator (unless covered under the Family and Medical Leave Act [twelve [12] weeks], in which case the better benefits apply) coverage may continue under the Plan for up to ninety (90) days providing all required contributions to the Plan are made by the covered employee; or

2.
During a personal leave of absence approved by the Plan Administrator (unless covered under the Family and Medical Leave Act [twelve [12] weeks], in which case the better benefits apply), coverage may continue under the Plan for a maximum of ninety (90) days providing all required contributions to the Plan are made by the covered employee.

        Regardless of any other provisions of this Plan, benefits will be paid in accordance with the rules and regulations as specified by the Family and Medical Leave Act (Public Law 103-3).

FAMILY AND MEDICAL LEAVE ACT (FMLA)

        If the employer is subject to the Family and Medical Leave Act (FMLA) of 1993, eligible employees may take up to twelve (12) weeks of unpaid, job-protected leave for the following family and medical reasons:

  1.
  The birth, adoption or foster care placement of a child, if the leave is taken within twelve (12) months of the birth, adoption, or placement;

  2.
  he serious medical condition of a parent, spouse, or child (under age nineteen [19] or an adult child who cannot care for him/herself); or

  3.
  The employee's own serious medical condition that prevents him/her from performing the functions of his/her job.

        An employee is eligible for FMLA if he/she has worked for the employer for at least twelve (12) months and for at least 1250 hours over the last twelve (12) months prior to the leave. While on FMLA leave, the employer will continue to make its contribution toward the cost of coverage. The employee must make the same contributions toward the cost of coverage as before he/she began the leave. If such contributions are not made, coverage will terminate on the last day of the month in which the employee makes the required contribution.

        If the employee does not return to work after a FMLA leave, regardless if coverage has lapsed due to non-payment of employee contributions, a COBRA qualifying event occurs on the earlier of the end of the FMLA leave or the date a notice is given to the employer that the employee will not be returning to work.

        If coverage lapses and the employee does return to work following an approved FMLA leave, coverage will be restored effective on the date of return to employment at the same level of benefit with no additional pre-existing condition limitation requirements or waiting period requirements. However, no benefits will be paid for expenses incurred during the period of time when coverage lapsed.

        If the employee decides not to return to work, the Plan is entitled to collect the premiums the employer paid for that employee's and employee's dependent(s) coverage during the leave, unless the employee is unable to return to work due to a serious health condition of the employee or employee's immediate family member, or other circumstances beyond his/her control.

        If an employee fails to return from family or medical leave and has paid all required premium contributions during the leave, coverage will terminate on the last day of the month in which the FMLA leave terminates. A qualifying event for purposes of COBRA continuation then takes place.

        If an employee makes required premium contributions during FMLA leave, but notifies the employer of intent not to return to work during or after the leave, a COBRA qualifying event takes place upon such notification.

Advance Notice and Medical Certification

        The employee may be required to provide advance leave notice and medical certification. Taking of leave may be denied if the following requirements are not met.

  1.
  The employee ordinarily must provide thirty (30) days advance notice when the leave is "foreseeable."

  2.
  The employer may require medical certification to support a request for leave because of a serious health condition, and may require second or third opinions (at the employer's expense) and a fitness for duty report to return to work.

Job Benefits and Protections

  1.
  For the duration of FMLA leave, the employer must maintain the employee's health coverage under any "group health plan."

  2.
  Upon return from FMLA leave, most employees must be restored to their original or equivalent positions with equivalent pay, benefits and other employment terms.

  3.
  The use of FMLA leave cannot result in the loss of any employment benefit that accrued prior to the start of an employee's leave.

Unlawful Acts by Employers

        FMLA makes it unlawful for any employer to:

  1.
  Interfere with, restrain or deny the exercise of any right provided under FMLA;

  2.
  Discharge or discriminate against any person for opposing any practice made unlawful by FMLA or for involvement in any proceeding under or relating to FMLA.

Enforcement

  1.
  The U.S. Department of Labor is authorized to investigate and resolve complaints of violations.

  2.
  An eligible employee may bring a civil action against an employer for violations.

        FMLA does not affect any Federal or State law prohibiting discrimination, or supercede any State or local law or collective bargaining agreement which provides greater family or medical leave rights.

        For additional information, contact the nearest office of the Wage and Hour Division, listed in most telephone directories under U.S. Government, Department of Labor.

ACTIVE MILITARY DUTY AND MILITARY RESERVISTS

        Employees or covered dependents who are called to active military duty will no longer be considered eligible for benefits under this Plan, but may elect continuation of coverage.

        Those individuals returning from active duty in the armed forces may have coverage reinstated under this Plan, for themselves and any eligible dependent, provided:

  1.
  such individual was covered under the Plan on the day employment with his/her employer ended due to being called to active duty in the armed forces; and

  2.
  such individual becomes re-employed with his/her employer subsequent to being discharged from active duty, or within two (2) years if such individual was hospitalized or recovering from an illness or injury on the date of his/her discharge; or

  3.
  such individual who, under normal circumstances, would have a) remained in the service of his/her employer and b) satisfied the eligibility requirements under this Plan, makes application for coverage within thirty (30) days following his/her date of rehire.

  4.
  the maximum period of coverage of a person under such an election for continuation of coverage shall be the lesser of:

  a.
  the eighteen (18)-month period beginning on the date on which the person's absence begins; or

  b.
  the period beginning on the date on which the covered person's absence begins and ending on the date after the date on which the covered person fails to apply for or return to a position of employment, as required by U.S.E.R.R.A.

  5.
  a person who elects to continue Plan coverage under this section may be required to pay not more than 102% of the full premium under the Plan (determined in the same manner as the applicable premium under section 4980B(f)(4) of the Internal Revenue Code of 1986) associated with such coverage for the employer's other employees, except in the case of a person on active duty for less than thirty-one (31) days, such person may not be required to pay more than the employee's share, if any, for such coverage.

        The coverage provided will be the benefits currently provided by the Plan. If an individual returns to employment within the same calendar year, eligible charges accumulated toward the satisfaction of provisions such as the out-of-pocket and deductible provisions or calendar year maximums will be taken into consideration when determining benefits available for the remainder of the calendar year.

        It is the intent of the Plan to comply with all existing regulations of The Uniformed Services Employment and Reemployment Rights Act (U.S.E.R.R.A.) of 1993. If for some reason the information presented in the Plan differs from the actual regulations of the U.S.E.R.R.A., the Plan reserves the right to administer Plan benefits in compliance with such actual regulations.

LAYOFF

        If coverage terminates due to a company layoff, there is no continuation of coverage except what is chosen through the COBRA election.

        All Plan provisions will continue as though there were no lapse of coverage status if COBRA was elected during this termination period and coverage was uninterrupted to the date of rehire.

RECALL FROM LAYOFF

        As a general rule, a person who is laid off and called back to full-time regular employment within ninety (90) days receives credit for prior time worked. However, this employee must fill out the appropriate enrollment forms.

        For persons recalled from layoff and still in the ninety (90) day waiting period prior to the coverage effective date, the waiting period is shortened by the number of days worked during their previous employment.

        For persons whose health coverage was in effect when they were laid off, coverage is effective on the first day they return to work at their previous level.

EXTENSION OF MEDICAL BENEFITS: (Disability)

        Should coverage terminate because a covered employee is disabled by a non-work related injury or sickness so as to be continuously prevented from returning to work within ninety (90) days, and, further prevented from engaging in any occupation, benefits under this Plan will continue (provided any required employee contributions are paid) until the earliest of:

  1.
  nine (9) months from the date coverage terminates; or

  2.
  the date the covered employee becomes covered under another group plan; or

  3.
  the date such total disability terminates.

        Proof of disability must be furnished to the Plan Administrator if requested. Dependent coverage in effect at the time employee coverage terminates will continue, provided that required contributions to the Plan are paid and provided the dependent remains eligible for benefits as defined by this plan. However, such dependent coverage shall only extend until the earliest of:

  1.
  nine (9) months from the date employee coverage terminates; or

  2.
  the date the covered employee becomes covered under another group plan; or

  3.
  the date the employee's total disability ceases; or

  4.
  the date the covered dependent becomes covered under another group plan.

        The employee may elect continuation coverage under COBRA once the extension of benefits has expired. Although such election will require premium payments, such continuation coverage will ensure against all covered medical expenses and may enable the employee to provide dependent coverage for a longer period of time, provided such dependent coverage already exists under this Plan.

DEATH (SURVIVOR) BENEFITS

        Upon the death of an employee covered under the Plan for fewer than 365 days, the then covered family members of the employee shall, at company expense, automatically be covered under the Plan for the lesser of the number of calendar days the employee was covered by the Plan or ninety (90) days. For employees who were covered under the Plan for 365 days or more, such extended benefits shall be provided for 180 days following the employee's death. Such extension shall not extend beyond the date that such dependent(s) become eligible, either as an individual or as a dependent, under any other group type of employee benefit program arranged through any other employer, trust, or association. Covered family members may elect continued coverage under the COBRA provisions once survivor benefits have expired.

ELIGIBILITY DATE FOR REINSTATED EMPLOYEE

        An employee whose coverage terminates due to termination of employment or ceases to be in a class of employees eligible for coverage and who resumes employment with the employer or has a status change which makes him/her eligible for coverage must meet the same eligibility and waiting period requirements as that of a new hire, with the waiting period starting on the date of rehire.

REINSTATEMENT OF COVERAGE

        If the employee or his or her covered dependents qualify and elect COBRA continuation and subsequently again become eligible for coverage under the Plan during the designated COBRA continuation period (with no break in coverage), the employee and his or her covered dependent(s) are not required to re-qualify as a new Plan covered person. All Plan provisions will continue as though there were no lapse of coverage status.

ACQUISITION OF A NEW COMPANY—WHEN COVERAGE BEGINS

        When enrollment requirements are met, coverage for eligible employees, and their eligible dependents, who are employed by the newly acquired company will be effective as of the date of the acquisition, or the date of termination of the prior company's coverage, whichever is later, if they were covered under a plan offered by the prior company on the day before the date of the acquisition. The waiting period will be waived. If a bodily injury or sickness is a pre-existing condition, but would not have been a pre-existing condition under the prior plan had it remained in force, it will not be a pre-existing condition under this Plan. Credit will be given for any pre-existing period satisfied under the prior plan. A certificate of prior health coverage may be required to substantiate the creditable period of coverage.

        The employee and his/her eligible dependents will be given credit for deductibles and coinsurance provided they submit evidence of amounts satisfied under the prior plan.

        New hires will be subject to the waiting period, pre-existing condition exclusion, and all other Plan provisions.

PRE-EXISTING CONDITION EXCLUSION

        The pre-existing condition exclusion applies to all new enrollees in the Plan, except as listed below.

        This Plan includes a pre-existing condition exclusion period of six (6) months. Generally, Covered Persons are not eligible to receive benefits under this Plan for a pre-existing condition during this period. However, if the Covered Person has been covered under another health plan within sixty-three (63) days of the date of enrollment into this Plan, the pre-existing condition exclusion period may be reduced by the prior coverage.

        A pre-existing condition must relate to a condition (whether physical or mental), regardless of the cause of the condition, for which medical advice, diagnosis, care, or treatment was recommended or received within the six (6) month period ending on the enrollment date. The enrollment date is defined as the first date the person becomes covered under the Plan or, if earlier, the first day of any waiting period for such enrollment.

        The pre-existing condition exclusion does not apply to:

  1.
  Genetic information in the absence of a diagnosis of the condition related to the genetic information.

  2.
  Pregnancy.

  3.
  A newborn child or newly adopted child under age eighteen (18) if the child is covered within thirty (30) days of the date of birth, adoption, or placement for adoption (or who has creditable coverage from birth, adoption, or placement for adoption without a significant break in coverage).

  4.
  Conditions first discovered during the waiting period.

        The medical pre-existing condition exclusion period will not exceed six (6) months after the enrollment. A pre-existing condition must be reduced by the period of creditable coverage the Covered Person has under any previous plan as of the enrollment date. The enrollment date is defined as the first date the person becomes covered under the Plan or, if earlier, the first day of any waiting period for such enrollment.

        "Late entrant" means an employee or dependent who does not enroll during the initial period in which he or she is eligible to enroll, or during a special enrollment period when there is a change in family status or loss of group health coverage under another plan.

        The pre-existing condition exclusionary period runs concurrently with the waiting period that the employee needs to satisfy before becoming effective under the Plan and before any benefits are payable under this Plan.

        In order to make a determination of whether the Covered Person is eligible for credit for prior coverage, the Covered Person must submit a Certificate of Creditable Coverage or any other evidence of prior coverage. If the employee was covered under more than one (1) plan, he or she should provide documentation of coverage from each health plan. Please submit this information to the Benefits Department immediately upon receipt from the prior employer. Employees may request a certificate, free of charge, for themselves or their dependent(s) before losing coverage or within two (2) years of losing coverage. Please let the Benefits Department know if assistance is needed in obtaining this information from the prior employer or carrier.

        If it is determined that the employee and/or his/her eligible dependents:

  1.
  will receive only a partial credit for the prior coverage towards satisfying the pre-existing condition exclusion period; or

  2.
  will have to satisfy the entire pre-existing condition exclusion period;

based on the information on the certificate of prior health coverage, Mountain States Administration will inform the employee of this determination. If the employee wishes to appeal this decision or provide additional evidence of creditable coverage, contact the eligibility department at Mountain States Administration.

CASE MANAGEMENT AND ALTERNATE TREATMENT PROVISION

        The Plan reserves the right to allow for care at home or other alternative methods of treatment or medical care not otherwise covered under the Plan. In cases where the patient's condition is expected to be or is of a serious nature, the Plan Administrator may arrange for review and/or case management services from a professional qualified to perform such services. The Plan Administrator shall have the right to alter or waive the normal provisions of the Plan when it is reasonable to expect a cost effective result without a sacrifice to the quality of patient care, provided such care is approved by the Plan's case management organization, the patient (or patient's legal representative), the attending physician, the Plan Administrator, and the Plan's reinsurance carrier.

        Benefits provided under this section are subject to all other Plan provisions. Alternative care will be determined on the merits of each individual case and any care or treatment provided will not be considered as setting any precedent or creating any future liability, with respect to that covered person or any other covered person.

POST- ADMISSION NOTIFICATION

        Covered persons that are admitted to the hospital for more than twenty-four (24) hours are encouraged to notify the Plan of Inpatient hospital admissions within forty-eight (48) hours of the admission. This will facilitate the Plan's case management and review and ensure that the treatment follows the provisions of the Plan. Please call Patty Yunker at (303) 576-6046 or (303) 373-4860 Extension 6046. A message may be left after hours and on weekends. Please be prepared to give the following information:

  1.
  the patient's name;

  2.
  the date admitted to the hospital; and

  3.
  the name and address of the hospital.

        The large case manager will be provided with this information.

COVERED MEDICAL EXPENSES

        Unless specifically provided for in the Plan, covered medical expenses shall include, subject to the "General Plan Exclusions and Limitations," only usual, customary, and reasonable medically necessary charges for services and supplies which are incurred by a covered person and are:

  1.
  administered or ordered by a Physician or other eligible licensed health care provider, as defined by the Plan; and

  2.
  medically necessary for the diagnosis and treatment of an illness or injury unless otherwise specifically included as a covered expense; and

  3.
  within the usual, customary and reasonable range of fees for comparable services in the area in which the expense is incurred; and

  4.
  incurred while enrolled under this Plan; and

  5.
  included in the following items of covered medical expenses; and

  6.
  not paid or payable under another coverage of the Plan; and

  7.
  not excluded under any provision or section of this Plan.

        Such payment:

  1.
  will generally be subject to deductible and copayment provisions;

  2.
  will not exceed the maximum individual benefit and any other applicable maximums shown in the Schedule of Medical Benefits; and

  3.
  will be subject to the Plan Exclusions and Limitations.

        An expense is incurred on the date of treatment, service or purchase. Covered expenses are limited to:

  1.
  Acupuncture performed by a practitioner licensed in the State of Colorado when medically necessary to treat a covered illness or injury, and within the course and scope of such licensure.

  2.
  Medical care and treatment of alcoholism or substance abuse furnished on an inpatient or outpatient basis by a hospital, treatment facility, physician, or licensed therapist for psychotherapy under direct supervision of an M.D., D.O., Ph.D., Ed.D., or Psy.D., and as described later in this section of the Plan. When direct supervision is not required by the state, that licensed therapist will be a recognized provider.

  3.
  Allergy testing, treatment, and injections. RAST (radioallergosorbent test) allergy testing will be allowed only when medically necessary as the only alternative to traditional allergy testing.

  4.
  Professional ambulance service when the covered person cannot be safely transported by any other means to the nearest facility where emergency care or treatment is rendered or when medically necessary, from one facility to another for care; or for professional ambulance from the facility to the patient's home when medically necessary. Air ambulance is covered only when terrain, distance or condition warrants. Ambulance charges for convenience are not covered.

  5.
  Expenses made by an ambulatory surgical center, urgent care facilities, or minor emergency medical clinic when treatment has been rendered.

  6.
  Expenses for amniocentesis testing and/or genetic counseling, when recommended by a physician for a covered person who is expected to deliver at age thirty-five (35) or older, or for a documented high-risk pregnancy, or family history of genetic disorder. Any procedure intended solely for sex determination is not covered.

  7.
  The cost and administration of an anesthetic by a physician or by a nurse anesthetist (CRNA) if necessary for a covered surgery. Benefit allowances are based on the complexity of the surgical procedure, the amount of time needed to administer the anesthetic, and the patient's physical condition at the time the service is provided. Standby anesthesia is a benefit when anesthesia services may potentially be required. These benefits depend upon the procedure and the circumstances of the case.

  8.
  Assistant surgeon's fee when the procedure requires an assistant surgeon due to medical necessity.

  9.
  Expenses for the testing to determine the diagnosis, medication and medical management of the medication for attention deficit disorder will be covered as any other illness under the Plan. All other expenses for treatment of attention deficit disorder will be covered under the mental health disorders provision of the Plan.

  10.
  Biofeedback and equipment medically necessary for the treatment of a covered illness or injury.

  11.
  Birthing centers.

  12.
  Birth control pills, birth control injections, prescription birth control devices, and birth control implants. Removal of a birth control implant or device is not covered unless its removal is deemed prudent on the advice of the treating physician.

  13.
  Blood transfusions, blood processing costs, blood transport charges, blood handling charges, administration charges, the cost of blood, plasma and blood derivatives, and pre-surgical autologous storage of blood. Any credit allowable for replacement of blood plasma by donor or blood insurance will be deducted from the total of eligible covered expenses.

  14.
  Cardiac exercise therapy when prescribed by a physician after cardiac surgery or myocardial infarction.

  15.
  Chiropractic services will only be covered for the detection and correction by manual or mechanical means of a structural imbalance, distortion or subluxation in the human body or for the removal of nerve interference, where such interference is the result of or related to distortion, misalignment, or subluxation of or in the vertebral column. Maximum payable per six (6) consecutive month period is twenty (20) visits.

  16.
  Accredited facilities, clinics, or centers involved in the testing and treatment of chronic pain for a covered illness or injury.

  17.
  Cleft palate and cleft lip expenses as described later in this section of the Plan.

  18.
  Dental treatment as described later in this section of the Plan. Associated medical charges for facility, anesthesia, etc. and related eligible charges are covered when dental surgery requires hospitalization.

  19.
  Electrocardiograms, electroencephalograms, pneumoencephalograms, basal metabolism tests, or similar well-established diagnostic tests generally approved by physicians throughout the United States.

  20.
  The rental or purchase (whichever is less) of durable medical equipment. When purchase of durable medical equipment is covered, repair, maintenance, replacement, and adjustments will also be covered. Items such as air conditioners, purifiers, vibrating chairs, whirlpools, saunas, and dehumidifiers are not covered items.

  21.
  Extracorporeal shock therapy (lithotripsy) for treatment of kidney stones.

  22.
  Eye examinations by an ophthalmologist or optometrist (in those jurisdictions where permitted by law) for the purpose of prescribing corrective lenses. These vision benefits will include prescription lenses and frames and the replacement of lost, stolen, or broken eyeglass lenses, frames, or contacts payable to a maximum of $50 per person, per calendar year, not subject to deductible or coinsurance.

  23.
  Prescription eyeglasses, frames or contact lenses will be covered when their function is to replace the human lens absent at birth or lost through intraocular surgery or ocular injury or when caused by a medically ascertainable problem. This benefit is not subject to the $50 maximum stated in the Vision Benefit provision. Limitation will be to one (1) pair of prescription eyeglasses or contact lenses, unless due to a change in prescription as a result of the surgery, injury, or medically ascertainable problem.

    The Plan will also cover eyeglasses or contact lenses when prescribed by the covered person's physician as the only method of treatment available for the treatment of aphakia or keratoconus.

  24.
  Fetal surgery will be considered as part of the mother's care.

  25.
  Head halter or other traction apparatus.

  26.
  Expenses for treatment of kidney disorder by hemodialysis or peritoneal dialysis as an inpatient in a hospital, or other facility, or for expenses in an outpatient facility or in your home, including the training of one (1) attendant to perform kidney dialysis at home. The attendant may be a family member. When home care replaces inpatient or outpatient dialysis treatments, the Plan will pay for rental of dialysis equipment and expendable medical supplies for use in your home.

  27.
  Home health care benefits as described later in this section of the Plan.

  28.
  Hospice benefits as described later in this section of the Plan.

  29.
  When hospitalized in a licensed hospital, reimbursement will be provided for care by a hospital for semiprivate room and board, intensive care, coronary care unit, or private room rate when documented in writing from the physician as medically necessary for treatment of the condition, and for all other medically necessary services and supplies. Expenses for a private room will be paid at the private room rate when the hospital only has private rooms.

    Hospital supplies covered will include one (1) admission kit. Benefits are also payable for outpatient hospital services and charges made by the hospital for outpatient surgery, emergency room treatment and other outpatient medical care.

  30.
  Expenses incurred for the initial diagnosis and testing to determine infertility and impotency, whether a medical problem exists or not, is covered; expenses incurred in connection with the treatment, whether a medical problem exists or not, of infertility or promotion of conception, including drug therapy, are not covered.

  31.
  Insulin, related supplies, syringes.

  32.
  Laboratory and pathology services, and x-ray and radiology services.

  33.
  Expenses for massage therapy when it is prescribed by and under the supervision of a physician for medically necessary (not palliative) treatment and performed by a licensed provider. The benefit is limited to twenty (20) visits per calendar year.

  34.
  Surgery/procedures necessary for reconstruction of breast(s) after mastectomy. This benefit includes the costs of prostheses (implants, special bras, etc.) and physical complications of all stages of mastectomy, including lymphedemas, as recommended by the attending physician. Coverage also provides for surgery/reconstruction on the breast which did not have the mastectomy, in order to produce a symmetrical appearance.

  35.
  Medical supplies, including, but not limited to: dressings, sutures, casts, splints, trusses, crutches, colostomy bags, catheters, syringes and needles for administering covered drugs, medicines or insulin. Over-the-counter supplies, except for insulin, syringes and needles, and items that would not serve a useful medical purpose, or which are used for comfort, convenience, or personal hygiene, are not included.

  36.
  Medical care and treatment of mental health disorder furnished on an inpatient or outpatient basis by a hospital, psychiatric hospital, mental health facility, physician, nurse practitioner or licensed therapist for psychotherapy under direct supervision of an M.D., D.O., Ph.D., Ed.D., or Psy.D., and as described later in this section of the Plan. When direct supervision is not required by the state, that licensed therapist will be a recognized provider.

  37.
  Licensed or registered midwife.

  38.
  Any expenses for care or treatment provided by the United States government for non-service connected disabilities will be reimbursed to the Veterans Administration to the extent that the services are otherwise covered under the Plan.

  39.
  Occupational therapy, only when prescribed by a physician as to type and duration and when the therapy is generally expected to improve bodily function. Occupational therapy for vocational testing, occupational training or retraining, even when due to a covered condition, is not covered.

  40.
  Outpatient Surgery, paid at 100%, not subject to the Plan deductible.

  41.
  Oxygen and other gases, and equipment necessary for its administration.

  42.
  Physical therapy performed by a physician or licensed physical therapist.

  43.
  The services of a legally qualified physician for medical care and/or surgical treatments including but not limited to office visits, home visits, hospital inpatient care, consulting physician services, hospital outpatient visits/exams, clinic care, and second opinion consultations.

  44.
  Physician's assistant fee when the procedure requires a physician's assistant due to medical necessity, in lieu of the service of an assistant surgeon.

  45.
  Expenses for pre-admission testing, as described later in this section of the Plan.

  46.
  Prescription drugs requiring the written prescription of a physician. Growth hormone therapy must be previously authorized with a letter from the physician documenting the need for such therapy in advance of dates of service. Newly approved drugs are not automatically covered, and must be authorized by the Plan Administrator. See the Prescription Drug Plan section of this document.

  47.
  Expenses incurred for private-duty nursing services by a practicing registered nurse (R.N.) or licensed practical nurse (L.P.N.) for:

  a.
  inpatient care only if the hospital does not have intensive care facilities or can not provide the level of care necessary; or

  b.
  outpatient care in the covered person's home or other outpatient location.

    The private nurse cannot be employed by the hospital and cannot reside in the same household with the covered person nor be related by blood, marriage or legal adoption to the employee or employee's spouse.

    All claims for private-duty nursing services must include a physician's certification that such services are medically necessary and indicate the nurse's degree and license number.

  48.
  Prostheses and orthopedic appliances including, but not limited to:

  a.
  artificial arms, legs, larynx or eyes;

  b.
  leg braces, including attached shoes;

  c.
  arm and back braces;

  d.
  maxillofacial prostheses;

  e.
  cervical collars; and

  f.
  non-cosmetic surgical implants.

    Benefits include charges for the fitting, adjusting, repair or maintenance of such prosthetic or orthopedic appliances. Covered expenses are limited to the initial placement of prosthetic or orthopedic appliances when required to replace natural limbs or eyes.

    Orthopedic shoes are covered only when they are used with an attached leg brace. Prescription orthotics and arch supports are covered when medically necessary for treatment of a covered illness or injury.

  49.
  Radiation therapy, chemotherapy, radium, and radioactive isotope therapy.

  50.
  Rehabilitation expenses as described later in this section of the Plan.

  51.
  Respiratory therapy ordered by a physician and performed by a registered respiratory therapist or qualified medical personnel.

  52.
  Expenses for second or third surgical opinion as described later in this section of the Plan.

  53.
  Skilled nursing care facility benefits as described later in this section of the Plan.

  54.
  Accredited facilities, clinics or centers involved in sleep testing and treatment for a covered illness or injury.

  55.
  Smoking cessation as described later in this section of the Plan.

  56.
  Speech therapy, only when prescribed by a physician, with an estimated duration of treatment, and only for conditions caused by injury, illness or congenital defect or as a loss due to surgery. Speech therapy services must be performed by a therapist with a Clinical Competence Certification or Equivalency Statement from either the American Speech and Hearing Association or the Peer Review Board of the State Speech and Hearing Association.

  57.
  Services for voluntary sterilization: tubal ligations or vasectomies for employees and dependent spouses. Reversals are covered for employees only to a lifetime maximum of $1,000 for male employees and $2,000 for female employees.

  58.
  A surgical procedure performed by a physician, nurse practitioner working within the scope of his/her license, or licensed or registered midwife. There will be a reduction for secondary surgeries/procedures performed in the same operative session.

  59.
  Medical or surgical services for the diagnosis, testing and treatment of temporomandibular joint (TMJ) disorders, regardless of the reason(s) such services are necessary. Benefits are limited to a maximum paid per person of $2,000 per lifetime.

  60.
  Transplant and replacement procedures, including but not limited to the following, are covered as any other illness:

  a.
  artery or vein transplants;

  b.
  bone marrow transplants, including a bone marrow transplant for breast cancer;

  c.
  cornea transplants;

  d.
  heart valve replacements;

  e.
  implantable prosthetic lenses in connection with cataracts;

  f.
  joint replacements;

  g.
  kidney transplants;

  h.
  prosthetic bypass or replacement vessels;

  i.
  human heart transplants (mechanical, artificial or other than human heart transplants are not covered);

  j.
  heart and lung transplants;

  k.
  lung transplants;

  l.
  liver transplants;

  m.
  pancreas transplants;

  n.
  peripheral stem cell transplants; and

    any human organ transplant not considered to be experimental or investigational in nature under standards set by the Health Care Financing Administration (HCFA) and/or the National Institute of Health (NIH). Procedures that are considered experimental or investigational in nature may be covered subject to review by three licensed physicians who are board certified in the appropriate transplant specialty.

    In addition, the following limitations apply:

    a.
    Donor and search and procurement expenses: If a covered person receives a transplant, the donor's expenses and the search and procurement expenses will be considered to be the covered person's even if the donor is covered under the same family plan as the covered person. Benefits will be paid for the donor's covered expenses to the extent an actual charge is made that is not paid or payable by any other plan covering the donor. The maximum benefit that will be paid is limited to $10,000. The maximum amount may be increased to cover expenses over $10,000 subject to medical review for determination of coverage.

    b.
    Charges for transportation, lodging and meals: If the recipient is a minor, this will include both parents, otherwise just the recipient and one (1) other adult.

    c.
    Second Surgical Opinion. This should ensure that the patient has no alternative procedure, service, or course of treatment that would be effective in the treatment of the patient's condition.

  61.
  Expenses for a covered illness or injury incurred while traveling outside the United States on business or pleasure. If the covered person traveled to such a location for the primary purpose of obtaining medical services, drugs, or supplies, expenses incurred are not covered.

  62.
  Weight control for employees only, as described later in this section of the Plan.

  63.
  Expenses for wellness, including routine medical checkups pap smears, mammograms, prostate examinations and other routine diagnostic x-ray and lab tests; well-baby care; routine immunizations, vaccinations, and preventive shots recommended or required by the American Academy of Pediatrics and Department of Education, for eligible dependent children; immunizations, flu shots and pneumovax injections for adults; or any charge for checkup purposes not incident to or necessary to diagnose an Injury or Illness, to a maximum paid of $350 per person, per calendar year.

  64.
  Wigs and artificial hairpieces will be covered to a maximum paid of $150 per person, per lifetime, upon receipt of a physician's prescription that indicates a medical condition for the hair loss.

ACCIDENT BENEFIT

        Expenses for an accidental bodily injury will be paid at 100% for the first $500 for covered services provided within ninety (90) days from the accident. Thereafter, the deductible and coinsurance provisions apply. Expenses paid at 100% do not count toward the deductible nor do they count toward the out-of-pocket maximum.

        This benefit is not available for expenses incurred for injuries sustained due to motorized vehicle accidents. This benefit shall not include eye refractions, eyeglasses, hearing aids, prosthetic devices or their fitting.

CHILDBIRTH CENTERS

        Charges made by a childbirth center are covered for services and supplies furnished for:

  1.
  prenatal care; and

  2.
  delivery of child(ren).

        A birthing center is a licensed facility which:

  1.
  provides: (a) prenatal care; (b) delivery and immediate postpartum care; and (c) care of a child born at the birthing center; and

  2.
  is directed by a physician specializing in obstetrics and gynecology; and

  3.
  has a physician or licensed or registered midwife present at all births and during the immediate postpartum period; and

  4.
  extends staff privileges to physicians who practice obstetrics and gynecology in the area; and

  5.
  has at least two (2) beds or birthing rooms for use by patients during labor and delivery; and

  6.
  provides full-time skilled nursing services (directed by an R.N. or licensed or registered midwife) in the delivery and recovery rooms; and

  7.
  provides diagnostic x-ray and lab services for the mother and newborn; and

  8.
  has the capacity to administer a local anesthetic and perform minor surgery (including episiotomy and repair of perineal tear); and

  9.
  is equipped and staffed to handle medical emergencies and provide immediate life support measures; and

  10.
  accepts only patients with low risk pregnancies if a stand-alone facility, not part of a hospital; and

  11.
  has a written agreement with an area hospital for emergency transfer of patients and ensures its staff is aware of such procedures; and

  12.
  provides an on-going quality assurance program; and

  13.
  keeps a medical record on each patient.

CLEFT PALATE AND CLEFT LIP

        The Plan will provide benefits for cleft palate and cleft lip. Cleft palate is defined as a birth deformity in which the palate (the roof of the mouth) fails to close, and cleft lip is defined as a birth deformity in which the lip fails to close.

        The Plan will cover expenses incurred for the following services when provided by a physician, other professional provider, and facilities necessary for treatment of cleft lip and cleft palate.

  1.
  Oral and facial surgery, surgical management and follow up care by plastic surgeons and oral surgeons.

  2.
  Habilitative speech therapy.

  3.
  Otolaryngology treatment.

  4.
  Audiological assessments and treatment.

  5.
  Orthodontic treatment.

  6.
  Prosthodontic treatment.

  7.
  Prosthetic treatment such as obturators, speech appliances, and feeding appliances.

DENTAL BENEFITS (Under the Medical Plan)

        The Plan will provide benefits for expenses incurred for the following dental services only:

  1.
  Excision of exostosis of the jaw (removal of bony growth).

  2.
  Surgical correction of accidental injuries of the jaws, cheeks, lips, tongue, floor of the mouth, and soft palate (provided the procedure is not done in preparation for dentures or dental prosthesis).

  3.
  Treatment of fracture of facial bones.

  4.
  Incision and drainage of cellulitis (inflammation of soft tissue).

  5.
  Incision of accessory sinuses, salivary glands or ducts.

  6.
  Extraction of impacted teeth partially or totally covered by bone.

  7.
  Dental Implants.

        The Plan will pay for the charges for a semiprivate room and covered hospital ancillary services in a hospital if the covered person has a hazardous medical condition (such as heart disease) which requires that an otherwise non-covered dental procedure be performed in the hospital. The Plan will not pay for the services of the physician, dentist, or oral surgeon in relation to that non-covered dental procedure even if the hospital charges are paid.

        The Plan will allow benefits for accident-related dental expenses not otherwise covered under any other provision of the Plan when all of the following criteria have been met.

  1.
  The covered person is in need of dental services, supplies, and appliances because of an accident in which he/she sustained injuries of the mouth or oral cavity.

  2.
  Treatment must be for injuries to sound natural teeth.

  3.
  Treatment must be necessary to restore the teeth to the condition they were in immediately before the accident.

  4.
  All services must be performed while the covered person's coverage is in effect.

        The Plan will not pay for restoring the mouth, teeth, or jaws because of injuries from biting or chewing.

Limitations and Exclusions

1.
Restorations—benefits for restorations are limited to those services, supplies, and appliances determined to be appropriate in restoring the mouth, teeth, or jaws to the condition they were in immediately before the accident.

        No benefits will be paid for duplicate, or spare dental appliances, personalized restorations, cosmetic replacement of serviceable restorations, and materials (such as precious metals) that are more expensive than necessary to restore damaged teeth.

2.
Surgical preparations for dentures—artificial implanted devices and bone grafts for denture wear are not covered under the medical portion of the Plan.

HOME HEALTH CARE

        Home health care benefits will include covered expenses which meet all of the following requirements:

  1.
  They are medically necessary for the care of a covered individual who is totally disabled and who would otherwise have been confined as a bed patient in a hospital or skilled nursing facility, provided:

  a.
  the covered person is under the direct care of a doctor;

  b.
  the home health care plan of treatment for the home health care agency is established in writing by the attending doctor prior to the start of such treatment; and

  c.
  services must begin within seven (7) days following discharge from an inpatient hospital confinement of at least three (3) days, and be for the same or related condition.

        Periodic assessment visits by either a physician or a licensed nurse will be required to determine the patient's condition, progress and level of care needs. After the period of time specified on the prescribed treatment plan, continuation of care depends on a reevaluation of the patient's status.

  2.
  Review of treatment—The Plan reserves the right to review home health care plans of treatment at periodic intervals.

  4.
  They are for services provided by a home health agency. A "home health agency" means an agency which meets the following requirements:

  a.
  its primary services are those listed in 4. below; and

  b.
  it is federally certified as a home health agency; and

  c.
  it is licensed, if licensing is required.

  5.
  Home health care benefits will include charges by a home health care agency to a maximum of sixty (60) visits per calendar year. A visit by a representative of a home health care provider, other than an aide, will be one (1) home health care visit. A visit by a home health care aide will be counted as one (1) visit for any four (4) hours or portion thereof.

  6.
  Home health care benefits will be allowed for the following services:

  a.
  Professional nursing services performed by a registered nurse (R.N.), or under the supervision of an R.N.

  b.
  Physical therapy performed by a registered physical therapist.

  c.
  Occupational therapy performed by a properly accredited registered occupational therapist (OTR) or a certified occupational therapy assistant (COTA).

  d.
  Respiratory and inhalation therapy performed by a therapist trained or licensed to provide these services.

  e.
  Speech therapy and audiology given for speech disorders caused by a primary or secondary muscular or structural abnormality. Services must be provided by a properly accredited speech therapist who has received a Clinical Competence Certification or Equivalency Statement from either the American Speech and Hearing Association or the Peer Review Board of the State Speech and Hearing Association.

  f.
  Medical social services ordered by the attending physician and provided by a qualified medical or psychiatric social worker to assist you or your family in dealing with a specific medical condition. The individual providing such services must possess a degree in social work, psychology or counseling, or the documented equivalent in a combination of education, training and experience.

  g.
  Home health aide services required and supervised by a registered nurse or a physical, speech or occupational therapist.

  h.
  Medical supplies furnished to the covered person by the home health agency during visits for services.

  i.
  Nutrition counseling by a nutritionist or dietitian.

  j.
  The following additional items and services are eligible expenses under a home health care program. However, some of these expenses may also be covered under benefits otherwise provided by the Plan:

  i)
  Prostheses and orthopedic appliances.

  ii)
  Rental or purchase of durable medical equipment.

  iii)
  Expenses for prescription drugs, medicines, or insulin.

Limitations and Exclusions for Home Health Care

        No home health care benefits will be paid for:

  1.
  Custodial Care. The Plan will pay for one-time training for a family member, household resident, or non-professional person employed by the patient or family. This training covers the services necessary for the custodial or maintenance levels of care.

  2.
  Non-Covered Services. The following list of services are not home health care benefits.

    However, some of these expenses may be covered under benefits otherwise provided by the Plan:

    a.
    Blood, blood plasma, or blood derivatives.

    b.
    Services provided by a hospital.

    c.
    Services provided by a physician.

    d.
    Services related to non-covered conditions and surgeries, as excluded in the Plan.

    e.
    Services or supplies for personal comfort or convenience, including homemaker services.

    f.
    Services related to well-baby care.

    g.
    Food or meal services other than dietary counseling.
  3.
  Psychiatric Social Worker Services. The services of a psychiatric social worker which are not related to a home health program prescribed by a physician may be covered and paid as outpatient benefits as described in Mental Health Disorders, Alcoholism or Substance Abuse.

HOSPICE CARE

Definition

        An alternative way of caring for terminally ill individuals which stresses palliative care as opposed to curative or restorative care. Hospice care focuses upon the patient/family as the unit of care. Supportive services are offered to the family before and after the death of the patient. Hospice care addresses physical, social, psychological, and spiritual needs of the patient.

All Hospice Benefits

        Benefits are allowed for hospice care provided under active physician and nursing management through a licensed hospice agency which is responsible for coordinating all hospice care services, regardless of the location or facility in which such services are furnished. Hospice care is provided in the covered person's home or on an inpatient basis in a licensed health care facility. Benefits are allowed only for a terminally ill covered person with a life expectancy of six (6) months or less, who, alone or in conjunction with a family member or members, has voluntarily requested admission and been accepted into a hospice program.

        All claims must include a physician's certification of the covered person's illness, including a prognosis for life expectancy and a statement that hospice care is medically necessary and a copy of the hospice agency's treatment plan.

        Review of treatment—the Plan reserves the right to review treatment plans at periodic intervals.

Benefit Period

        The benefit period for hospice care is limited to six (6) months from the date the terminally ill person entered hospice care or until death if the covered person continues to live beyond the prognosis for life expectancy. The maximum paid for hospice care is $25,000 per person, per lifetime. Coverage may be extended until the death of the covered person if he or she exceeds the $25,000 lifetime maximum.

        The following services are covered:

  1.
  Inpatient hospice care provided on a regularly scheduled basis in a hospice facility governed by the hospice board of directors to ensure the overall continuum of patient care.

  2.
  Home hospice care services provided in the covered person's home to meet the covered person's physical requirements and/or to accommodate a covered person's maintenance or supportive needs. This benefit is payable for any combination of the following:

  a.
  Professional nursing services provided by or under the supervision of a registered nurse, R.N.

  b.
  Home health aide services under the supervision of a registered nurse or specialized rehabilitative therapist.

  c.
  Physical therapy performed by a registered physical therapist.

  d.
  Occupational therapy performed by a properly accredited registered occupational therapist (OTR) or a certified occupational therapy assistant (COTA).

  e.
  Speech therapy and audiology provided by a properly accredited speech therapist who has received a Clinical Competence Certification or Equivalency Statement from either the American Speech and Hearing Association or the Peer Review Board of the State Speech and Hearing Association.

  f.
  Respiratory and inhalation therapy performed by a therapist trained or licensed to provide these services.

  g.
  Nutrition counseling by a nutritionist or dietitian.

  h.
  Respite care which provides temporary relief for the covered person's family or other care giver for unforeseen emergencies and from the daily demands of care for the patient.

  i.
  Short-term inpatient care or continuous home care which may be required during a period of crisis, for pain control or for acute intervention alternatives and chronic symptom management. Benefits are limited to a separate thirty (30) day period for such care.

  j.
  Medical supplies, including prescription drugs and biological drugs.

  k.
  Prostheses and orthopedic appliances.

  l.
  Rental or purchase of durable medical equipment.

Limitations and Exclusions for Hospice Care

1.
Non-Covered Services. The following items and services are not covered expenses under this hospice care program. However, some of these expenses may be covered under benefits otherwise provided by the Plan:

a.
Blood, blood plasma, or blood derivatives.

b.
Services provided by a hospital.

c.
Services related to non-covered conditions and surgeries, as excluded in the Plan.

  d.
  Services related to well-baby care.

  e.
  Food services or meals other than dietary counseling.

  f.
  Services or supplies for personal comfort or convenience, including homemaker services, except in crisis periods or in association with respite care.

  g.
  Estate planning, drafting of wills, or other legal services.

  h.
  Funeral arrangements or services.

2.
Any covered expense paid under hospice benefits will not be considered a covered expense under any other benefit in the Plan.

HOSPITAL AUDIT SAVINGS

        If you discover an overcharge or mistake on an inpatient or outpatient hospital bill, (excluding double billings and very obvious mistakes which would be caught during claims processing) you will receive (by check) 50% of the error to a $500 maximum per confinement if the following procedures are followed. This reimbursement is considered to be taxable income.

  1.
  Within five (5) days of receiving your hospital bill, call Mountain States Administration at 303-360-9600 or 1-800-828-8847 to inform them that you have found an error(s) in the bill. This must be done before the hospital bill has been processed by Mountain States Administration.

  2.
  Next, within the same five (5) day period, you must follow up with a letter to Mountain States Administration explaining how or why the bill is in error.

  3.
  Once the error is confirmed with the hospital by Mountain States Administration and a corrected bill is received, you will receive your audit savings.

MATERNITY

        This Plan complies with the requirements of the Newborns' and Mothers' Health Protection Act (NMHPA) of 1996. This Plan may not, under federal law, restrict benefits for any length of hospital stay in connection with childbirth for the mother or newborn child to less than forty-eight (48) hours following a normal vaginal delivery, or less than ninety-six (96) hours following a caesarean section, or require that a provider obtain authorization from the Plan for prescribing a length of stay not in excess of the above periods. The Plan may not penalize individuals nor provide incentives for earlier discharge, although the Plan may allow earlier discharge if the mother and physician agree. The 48/96 hours begin following delivery of the last newborn in the case of multiple births. When delivery takes place outside a hospital, the 48/96 hours begin at the time of inpatient admission.

        Maternity expenses are covered as any other medical illness, including expenses for the diagnosis and care of a pregnancy and for the delivery services. Benefits are limited to covered employees and covered spouses as follows:

  1.
  Maternity benefits will be subject to all Plan provisions.

  2.
  Delivery must occur while the individual is a covered person under the Plan in order for delivery expenses to be a covered expense.

  3.
  Fetal surgery will be considered as part of the mother's care.

  4.
  Expenses incurred as a result of elective induced abortions are covered for employees or spouses only, limited to one (1) procedure every three (3) years to a maximum of $300 per procedure.

        Dependent children are not covered for maternity benefits unless due to a complication of pregnancy as defined below.

Complications of Pregnancy

        Complications of pregnancy mean conditions with diagnoses that are distinct from pregnancy, but which are adversely affected by or are caused by a pregnancy. These expenses are covered as any other illness.

        Complications of pregnancy include: acute nephritis, nephrosis, cardiac decompression, puerperal infection, toxemia, missed abortion, ectopic pregnancy that is terminated, spontaneous termination of pregnancy occurring during a term of gestation in which there is not a viable birth (this does not include voluntary or elective abortion), or other similar medical and surgical conditions of comparable severity.

        Complications of pregnancy do not include: Cesarean section delivery, false or premature labor, occasional spotting, physician prescribed rest during pregnancy, morning sickness, hyperemesis gravidarum, pre-eclampsia, or other similar conditions associated with management of a difficult pregnancy but which do not constitute a diagnostically distinct complication of pregnancy.

MENTAL HEALTH DISORDERS, ALCOHOLISM OR SUBSTANCE ABUSE

        Outpatient Treatment: Eligible charges are covered and payable per the Schedule of Medical Benefits.

        Inpatient Treatment: Eligible charges are covered and payable per the Schedule of Medical Benefits. Each two (2) days of partial hospitalization will count as one (1) day inpatient care.

        "Partial Hospitalization" means continuous treatment at a hospital or treatment facility for at least three (3) hours but not more than twelve (12) hours in any twenty-four (24) hour period.

        Expenses for outpatient treatment do not apply toward medical out-of-pocket maximums.

        Eligible expenses for services of medical social services provided by a qualified individual who possesses a degree in social work, psychology, or counseling or the documented equivalent in a combination of education, training and experience provided at the recommendation of a physician for the purpose of assisting the covered person or immediate family in dealing with a specified terminal medical condition. Included is family counseling related to the covered person's terminal condition. Eligible charges are covered and payable per the Schedule of Medical Benefits.

        Expenses for the testing to determine the diagnosis, medication and medical management of the medication for attention deficit disorder will be covered as any other illness under the Plan. All other expenses for treatment of attention deficit disorder will be covered under this mental health disorders provision of the Plan.

Special Limitations for Alcoholism or Substance Abuse Treatment

1.
When the purpose of admission is for convalescent or custodial care, no benefits are available. In those instances where the type of care rendered during a continuous period of confinement develops into convalescent or custodial care, that portion of the stay beginning on the day of such development is excluded from benefit.

2.
If a covered person shall remain in a hospital or treatment center after being advised by appropriate authority at said hospital or center that further inpatient care is unnecessary, benefits under this section will not be furnished for the remainder of that inpatient admission.

3.
Benefits for inpatient care for alcoholism or substance abuse are available only when facility or physician discharging the covered person certifies that the covered person completed the full continuum of care.

4.
Admissions solely for detoxification, which do not include rehabilitation, are not covered.

MOTORIZED VEHICLE ACCIDENTS

        Eligible expenses are paid, subject to the Separate Motorized Vehicle Accident Deductible and coinsurance provisions per covered person per accident, to a maximum of $35,000 per covered person per accident where a motorized vehicle is involved. This includes owner-operators of, non-owner operators of, passengers in or on, and pedestrians struck by or injured because of any motorized vehicle. Expenses in excess of $35,000 per covered person per accident are not covered under this Plan.

        This benefit does not apply to motor vehicle accidents where no-fault motor vehicle coverage exists. Injuries sustained due to motor vehicle accidents, when no-fault automobile coverage exists or should have existed had there been compliance with any applicable no-fault regulations, are excluded from coverage under this Plan. Eligible expenses in excess of applicable no-fault reimbursements are covered expenses.

        All eligible expenses incurred as a result of any motorized vehicle accident are subject to the subrogation provisions of the Plan where other coverage exists (i.e., the covered person's other coverage or a third party's coverage) and/or a third party is involved in the accident. Any Eligible Expenses under the Plan are subject to all Plan provisions, limitations and exclusions.

        The Supplemental Accident Benefit is not available for expenses incurred for injuries sustained due to motorized vehicle accidents.

NEWBORN CARE

        Hospital Confined—Surgical and birthing centers, hospital and doctor's charges for a newborn, "well-baby" including circumcision, shall be considered a covered expense from birth until initial discharge from the hospital. Newborn well-baby care is subject to the newborn's own deductible and out-of-pocket maximum.

        Non-Hospital Confined—Routine examination and checkup charges, including immunizations, are covered expenses and payable according to the Schedule of Medical Benefits. Doctor visits for treatment of sickness or injury shall be treated as an illness, subject to the newborn's own deductible and out-of-pocket maximum.

        In order for newborn care to be covered the employee must follow the enrollment requirements. Please refer to page 24. Failure to properly enroll the newborn child will result in a denial of benefits.

PRE-ADMISSION TESTING (Deductible Waived)

        The Plan will pay for covered expenses for pre-admission testing on an outpatient basis performed within seven (7) days prior to a hospitalization for surgery. The charges must be related to the illness or injury that ultimately causes confinement. Pre-admission testing that is repeated in the hospital will not be paid unless medically necessary.

REHABILITATION FACILITY BENEFIT

        The Plan will pay for covered expenses the employee or his/her eligible dependent incur for a sickness or injury that results in the need for rehabilitation services as provided or offered in a rehabilitation hospital or facility. The employee or his/her eligible dependent must be under the care of a physician for any benefits to be payable.

        "Rehabilitation services" means a formal program of treatment that:

  1.
  is provided to those individuals who have severe disabling impairments or persons who have not had prior exposure to these services and who require an identifiable intensity of services; and

  2.
  is performed in a rehabilitation hospital or facility either as an inpatient or an outpatient; and

  3.
  is prescribed by a physician as medically necessary and is periodically reviewed; and

  4.
  is prescribed in place of a stay in the acute setting of a hospital or is an extension of a hospital stay; and

  5.
  is provided in a hospital or facility that is licensed and qualified to render rehabilitation services.

        The primary emphasis of the program is providing, in a coordinated manner, those comprehensive services deemed appropriate to the needs of a person with a disability, in a program designed to achieve objectives of improved health, welfare and the realization of one's maximum physical, social, psychological and vocational potential for useful and productive activity.

        Services must be of such a level of complexity or the condition of the patient must be such that services can be safely performed only by the qualified therapist or pathologist.

        The Plan will not pay benefits for any alcoholism and/or substance abuse rehabilitation expenses under this provision.

SECOND SURGICAL OPINIONS (Deductible Waived)

        Second surgical opinions will be paid at 100% for exams, x-rays and lab work incurred on an outpatient basis by a qualified physician, in the approved specialty, to substantiate medical necessity of the procedure to be performed. The physician giving the second opinion must not be professionally affiliated with the treating physician. A final opinion will be paid for in case of a conflict between the first two (2) opinions.

SKILLED NURSING CARE FACILITY BENEFIT

        Expenses incurred for daily room and board and general nursing services for each day of confinement in a skilled nursing care facility are payable for no more than sixty (60) days per illness or injury. The daily rate allowed cannot exceed one-half (1/2) of the semiprivate room charges made by the hospital in which the covered person was confined before transfer to the facility.

        To be paid under this benefit the confinement in a skilled nursing care facility must:

  1.
  begin while covered under this benefit; and

  2.
  start within fourteen (14) days after discharge from:

  a.
  a hospital confinement of at least three (3) consecutive days; or

  b.
  a prior covered skilled nursing care facility confinement; and

  3.
  be necessary for care or treatment of the same bodily injury or sickness which caused the hospital confinement; and

  4.
  occur while the covered person is under the regular care of a physician who certified the required confinement.

        Expenses for private duty nursing or special nursery services are not covered under this benefit.

SMOKING CESSATION

        Charges related to any generally recognized program specifically established to aid in the cessation of cigarette smoking are covered provided such services are performed at a facility which is under the direct supervision of a physician. This benefit will be paid at an amount not to exceed $200 per person in any three (3) year period, for covered employees and/or covered spouses who have been covered by the Plan at least eighteen (18) months.

SURGICAL BENEFITS

        Surgical benefits are provided for surgeries resulting from illness or accidental bodily injury. The maximum amount of payment for a particular surgery is based upon the usual, customary, and reasonable surgical charge (UCR). The definition of UCR is on page 86.

        More than one (1) surgery performed by one (1) or more physicians during the course of only one (1) operative period is called a "multiple surgery." Because allowances for surgery include benefits for pre- and post-surgical care, total benefits for multiple surgeries are reduced so that pre- and post-surgery allowances of the major surgery are not duplicated. The reduced benefits vary, depending upon the circumstances of the multiple surgery. Variables include the number of incisions required, the location of the incision and the complexity of each surgical procedure.

        Multiple surgery benefits for procedures performed on the same day, under the same anesthesia, will be allowed as follows:

  1.
  For surgeries performed through the same incision, the Plan will allow 100% of the usual, customary, and reasonable allowance for the procedure with the greatest value, plus 50% of the usual, customary, and reasonable allowance for each additional procedure.

  2.
  For surgeries performed through different incisions, the Plan will allow 100% of the usual, customary, and reasonable allowance for the procedure with the greatest value, plus 80% of the UCR allowance for the other procedure(s).

  3.
  For similar procedures performed on the same day on opposite sides of the body, the Plan will allow 100% of the usual, customary, and reasonable allowance for the first procedure plus 80% of the UCR allowance for the other procedure(s).

  4.
  Multiple surgeries performed on the same foot: The Plan will allow 100% of the UCR allowance for the procedure of greatest value. For the procedure of the second greatest value, the Plan will allow 50% of the UCR allowance, and for all other surgeries the Plan will allow 25% of the usual, customary, and reasonable allowance.

  5.
  For similar surgical procedures performed on both feet on the same day, the Plan will allow 100% of the UCR allowance for the procedure with the greatest value plus 80% of the UCR allowance for the procedure of the second greatest value and 50% of the UCR allowance for the procedure with the third greatest value. For each additional surgery, the Plan will allow 25% of the UCR allowance.

        Surgical benefits are payable whether the operation is performed in the hospital or in the doctor's office. The physician's assistant expenses will be calculated at 15% and the assistant surgeon's expense will be calculated at 20% of the covered surgeon's fees.

WEIGHT REDUCTION BENEFIT

        Charges related to weight reduction, weight control, and/or physical fitness, are covered provided such services are performed at a facility which is under the direct supervision of a physician. This coverage is restricted in that such charges may not exceed $1,000 in any five (5) year period and is a benefit for covered employees only who have been covered by the Plan at least twenty-four (24) months.

GENERAL PLAN EXCLUSIONS AND LIMITATIONS

        The Plan will not provide benefits for any of the items listed in this section regardless of medical necessity or recommendation of a physician. This list is intended to give you a general description of expenses for services and supplies not covered by the Plan, and is not all inclusive:

  1.
  Ambulance expense for convenience is not covered. Any expense for commercial transport, private aviation, or air taxi services are not covered regardless of the circumstances or their Federal Aviation Authority Certification. Any expenses for transportation by private automobile, commercial, or public transportation are not covered. The Plan will not pay for any of these services even if other means of transportation were not available.

  2.
  Any expenses for artificial insemination, including but not limited to, in vitro fertilization, GIFT procedure, surrogate parents, or expenses related to other direct attempts to induce pregnancy including drug and hormone therapy.

  3.
  Services and treatment, including drugs related to behavioral disorders, communication delays, conduct problems, learning disabilities, and developmental delays, special education, counseling, therapy, or training. Expenses incurred for initial diagnostic testing to determine the diagnosis will be covered. (However, expenses for the medication and medical management of the medication for attention deficit disorders will be covered.)

  4.
  Expenses for birthing classes.

  5.
  Expenses for breast pumps and infant formula.

  6.
  Any expenses which are reimbursed or which are repaid through any charitable or governmental public program.

  7.
  Expenses required only for the convenience of the covered person or the covered person's physician.

  8.
  Expenses for removal of corns, calluses, or trimming of toenails, except when necessary in the treatment of a metabolic or peripheral vascular disease. (Prescription orthotics and arch supports are covered when medically necessary for treatment of a covered illness or injury.)

  9.
  Any expenses for cosmetic surgery, or the revision of a previous procedure performed for cosmetic purposes, including, but not limited to, breast augmentation. Cosmetic surgery is beautification or aesthetic surgery to improve an individual's appearance by surgical alteration of a physical characteristic. Cosmetic surgery for psychiatric or psychological reasons, or to change family characteristics or conditions due to aging is not covered. For Plan covered persons who elect reconstruction after mastectomy the following reconstructive surgery is covered: 1) reconstruction of the breast on which the mastectomy has been performed; 2) surgery and reconstruction of the other breast to produce a symmetrical appearance; and 3) coverage for prostheses and physical complications of all stages of mastectomy in a manner determined in consultation with the attending physician and the patient. Such coverage may be subject to annual deductibles and coinsurance provisions as may be deemed appropriate and as are consistent with those established for other benefits under the Plan.

    Benefits for cosmetic surgery and related expenses are allowed only when such surgery is required as the result of a congenital anomaly or an accidental injury.

  10.
  Any expense as a result of a court order will only be paid if it would ordinarily be a covered expense under the plan.

  11.
  Expenses incurred for injuries and/or illnesses sustained during the commission or attempted commission of any criminal or illegal act involving: (1) The use of drugs or alcohol, including but not limited to driving while under the influence of an illegal substance or alcohol; (2) Involving violence or the threat of violence to another person including but not limited to assault or other felonious behavior; or by participating in a riot or public disturbance; (3) The use of a firearm, explosive or other weapon likely to cause physical harm or death if used by a covered person. This exclusion for criminal or illegal acts does NOT apply to injuries and/or illnesses sustained due to a medical condition (e.g., depression, alcoholism, etc), or injuries and/or illnesses sustained as a result of domestic violence. Determination that this exclusion applies shall not be affected by any subsequent official action or determination with respect to prosecution of the covered person including, without limitation, acquittal or failure to prosecute in connection with the acts involved.

  12.
  Any expenses related to custodial care, sanitarium care, or rest care.

  13.
  Expenses for deluxe or luxury items: examples are motorized equipment when manually operated equipment can be used. The Plan will cover deluxe equipment only when additional features are required for effective medical treatment, or to allow the covered person to operate the equipment without assistance. Air conditioners, purifiers, humidifiers, corrective shoes, heating pads, hot water bottles, exercise equipment, whirlpools, waterbeds or other floatation mattresses, self-help devices, and other clothing and equipment which is not medical in nature are not covered, regardless of the relief they provide for a medical condition.

  14.
  Any expenses for dental services or dental supplies, except where specifically indicated as a covered expense.

  15.
  Expenses incurred for diagnostic admissions. If the covered person is admitted as an inpatient to a hospital for diagnostic procedures, and could have received these services as an outpatient without endangering his/her health then the Plan will not pay for hospital room and board charges or other charges that would not have been incurred if the covered person had received the services as an outpatient.

  16.
  Expenses incurred for domiciliary care. Care provided in a residential institution, treatment center, half-way house, or school because a covered person's own home arrangements are not appropriate, and consisting chiefly of room and board, is not covered, even if therapy is included.

  17.
  Expenses for examinations for employment, licensing, insurance or adoption purposes.

  18.
  Expenses which are deemed experimental or investigational or are considered an unproven health practice as determined by a medical review organization, The Health Care Financing Administration (HCFA) and/or the consensus of the medical industry or community.

  19.
  Expenses for any eye surgery in connection with radial keratotomy or any procedure designed to correct farsightedness, nearsightedness or astigmatism. This includes any related charges for medical or hospital services and/or supplies.

  20.
  Hair transplants, implants or drugs even if there is a physician's prescription and medical reason for the hair loss.

  21.
  Expenses for health club membership.

  22.
  Hearing aids and supplies, hearing examinations, evaluation for hearing aids, and hearing therapy. This exclusion shall not apply to the initial purchase of a hearing aid if the loss of hearing is a result of a surgical procedure performed while coverage is in effect.

  23.
  Expenses related to hypnosis whether for medical or anesthesia purposes, except where approved for smoking cessation.

  24.
  Any expenses for testing or treatment of an illness or injury which is not recommended by, or for which a covered person is not under the regular care of, a physician.

  25.
  Inpatient admissions before coverage becomes effective. When inpatient services begin before coverage under the Plan becomes effective, the portion of eligible charges incurred prior to the effective date of coverage will not be eligible. Eligible charges after the effective date of coverage will be covered subject to all applicable Plan limitations and/or exclusions.

  26.
  Any expenses for late claims filing. Expenses submitted for coverage more than fifteen (15) months after the date of service are late.

  27.
  Services or supplies for which there is no legal obligation to pay, or charges which would not be made but for the availability of benefits under the Plan.

  28.
  Expenses for lifestyle and personal growth counseling.

  29.
  Expenses for mailing or sales tax.

  30.
  Marital counseling or related services.

  31.
  Any expenses incurred by a masseur, physical culturist, or physical education instructor are not covered. Eligible expenses for massage therapy performed by a provider licensed by the state for medically necessary, non-palliative therapy shall be covered as listed in the Covered Medical Expenses section under "Massage Therapy." Please see that section for more details and limitations.

  32.
  Any expenses for preparing medical reports, including preparation and presentation, or itemized bills, unless requested by Mountain States Administration, to a maximum of $50.

  33.
  Expenses for examinations and treatment conducted for the purpose of medical research.

  34.
  Charges for the first $500 per covered person per accident as well as for charges in excess of $35,000 per covered person per accident for injuries sustained due to accidents involving any motorized vehicles.

  35.
  Any expenses not medically necessary for diagnosis or treatment, except as specifically indicated as a covered medical expense.

  36.
  Expenses for missed appointments in a provider's office and/or charges incurred when scheduled services are canceled by the covered person.

  37.
  Injuries sustained due to motor vehicle accidents when no-fault automobile coverage exists or should have existed had there been compliance with any applicable no-fault regulations. Expenses in excess of applicable no-fault reimbursements are covered expenses.

  38.
  Any services, supplies or drugs related to non-covered services or complications arising from such non-covered services are not a benefit (such as non-covered artificial conception, cosmetic surgery, sex change operations, and experimental/ investigational procedures).

  39.
  Non-medical expenses such as training, education instructions, educational materials, or studies, modifications to home, vehicle, or work place to accommodate medical conditions, even if they are performed or prescribed by a physician.

  40.
  Expenses for services or supplies not included as a covered expense under the Plan, even though provided, ordered or referred by a recognized provider of the Plan, unless authorized as a part of Medical Case Management.

  41.
  The Plan will not pay for occupational, physical, or speech therapy or chiropractic services to maintain function at a level to which it has been restored, or when no further significant practical improvement can be expected.

  42.
  Orthognathic (Jaw) Surgery. The only circumstances under which benefits will be allowed for upper or lower jaw augmentation or reduction procedures are when restoration is required as the result of an accidental injury or congenital defect.

  43.
  Any expenses for professional services performed by a person who ordinarily resides in the covered person's household or who is related to the covered person, such as a spouse, parent, child, brother or sister, whether such relationship is by blood or exists in law.

  44.
  Services or supplies used primarily for personal comfort or convenience that are not related to the treatment of the covered person's condition. Examples: guest trays, beauty and barber shop services, gift shop purchase, telephone, television, more than one (1) admission kit per hospitalization, and personal laundry services.

  45.
  Services related to post-mortem testing.

  46.
  Expenses that are subject to the pre-existing condition exclusion provision.

  47.
  Expenses for prescription drugs or substances not approved for general use by the Food and Drug Administration (FDA) and drugs which have been labeled "Caution, Limited by Federal Law for Experimental Use".

  48.
  Benefits for prescription drugs and medicines will not be provided when a written prescription is not required in order to purchase a certain drug or medicine, even when a prescription number has been assigned.

  49.
  Expenses incurred prior to the covered person's effective date of coverage and expenses after the date the employee ceases to be covered under the Plan.

  50.
  Care in any private institution, or any institution owned or operated by the federal, state, or local government, which would be provided to the covered person without charge were it not for the fact that benefits were available to such covered person under the Plan. This exclusion will not apply if the claim is made by the Veterans Administration under Title 38 of the U.S. Code for treatment of a veteran not having a service connected disability.

  51.
  Psychoanalysis or psychotherapy that can be credited towards earning a degree or furtherance of the education or training of a covered person regardless of diagnosis or symptoms that may be present.

  52.
  Any treatment or service furnished by: a physician or other health care provider who is a resident or intern of a general hospital, a physician or health care provider who is reimbursed for his or her services by a general hospital, or a physician or health care provider who is a resident of a covered person's household or member of the immediate family.

  53.
  Benefits for restoration or reconstructive surgery and related expenses are allowed only when such surgery is required as a result of a congenital anomaly, accidental injury, disease process or its treatment. Please see information regarding mastectomy reconstruction benefits on page 41.

  54.
  Any expenses for rhinoplasty, blepharoplasty or brow lift except expenses for rhinoplasties and blepharoplasties to correct a functional condition, or expenses for rhinoplasty to correct a condition as a result of an accidental injury.

  55.
  Expenses incurred for treatment, testing, procedures, devices, drugs, therapy and training and self-help programs include but are not limited to:

  a.
  Any type of goal-oriented or behavior modification therapy.

  b.
  Educational programs such as diabetic instruction, cardiac class or arthritis class.

  c.
  Holistic medicine, environmental medicine, and naturopathic medicine.

  d.
  Megavitamin therapy.

  e.
  Myotherapy or massage therapy (except when medically necessary, non-palliative and performed by a licensed provider. See the Covered Medical Expenses section under "Massage Therapy" for more details and limitations.)

  f.
  Recreational, sex addiction, primal scream, and Z therapies.

  g.
  Religious or marital counseling.

  h.
  Rolfing.

  i.
  Self-help, stress management.

  j.
  Sensitivity or assertiveness training.

  k.
  Transactional analysis, encounter groups, and transcendental meditation (TM).

  56.
  Any services, care or treatment for transsexualism, gender dysphoria, sexual reassignment or change procedures, including drugs, medication, implants, hormone therapy, surgery, medical or psychiatric care or treatment.

  57.
  Travel expenses of a physician attending a covered person or travel expenses of a covered person, although recommended by a physician, except as specifically indicated as a covered medical expense.

  58.
  Any expenses which exceed the usual, customary, and reasonable expenses for the care rendered.

  59.
  Vision therapy, orthoptic training (eye muscle exercise).

  60.
  Vitamins, minerals, nutritional supplements, appetite suppressants, dietary supplements, and formulas whether or not prescribed by a physician. Please see the Prescription Drug Plan portion of the Plan for certain covered allowances.

  61.
  Any charges for any condition, disability or expense resulting from or sustained as a result of war or act of war, declared or undeclared, civil war, insurrection, rebellion or revolution, or to any act or condition incident to any of the foregoing, unless as a result of a random act.

  62.
  Weekend hospital admission unless due to an emergency or unless surgery is scheduled within twenty-four (24) hours.

    Admissions prior to surgery. If the employee or his/her dependent is admitted to the hospital prior to the day of surgery, no benefits will be paid for expenses incurred during that period prior to surgery unless the admission is medically necessary due to: (a) an emergency situation; or (b) complications which require admission prior to the day of surgery.

  63.
  Expenses for treatment, supplies, instruction or activities for weight reduction, weight control, weight loss programs or physical fitness even if the services are performed or prescribed by a physician except where specifically indicated as a covered expense. Obesity in itself is not considered an illness or disease and benefits are not allowed solely for its evaluation and treatment.

  64.
  Charges incurred by the covered person for all services and supplies resulting from any illness or injury which occurs in the course of employment for wage or profit, or in the course of any volunteer work when the covered person's employer has elected or is required by law to obtain coverage for such volunteer work under state or federal Workers' Compensation laws or other legislation, including employees' compensation or liability laws of the United States (collectively called "Workers' Compensation"). This exclusion applies to all such services and supplies resulting from a work-related illness or injury even though:

  a.
  coverage for the covered person under Workers' Compensation provides benefits for only a portion of the charges incurred;

  b.
  the covered person's employer has failed to obtain such coverage required by law;

  c.
  the covered person waived his/her rights to such coverage or benefits;

  d.
  the covered person fails to file a claim within the filing period allowed by law for such benefits;

  e.
  the covered person fails to comply with any other provision of the law to obtain such coverage or benefits;

  f.
  the covered person is permitted to elect not to be covered by Workers' Compensation, but failed to properly make such an election effective; or

  g.
  the covered person is permitted to elect not to be covered by Workers' Compensation and has affirmatively made that election.

DEFINITIONS

        The terms as used herein shall be deemed to define terms that may be used in the wording of the Plan Document. These definitions shall not be construed to provide coverage under any benefit unless specifically provided.

        "Accident" means a sudden and unforeseen event, definite as to time and place.

        "Administrator" means, as defined by federal law, the Plan Administrator.

        "Affiliated Companies" means all wholly owned subsidiaries of Scott's Liquid Gold-Inc.

        "Alcoholism" means a morbid state caused by excessive or compulsive consumption of alcohol.

        "Alcoholism and Substance Abuse Treatment Facility" means an institution which meets all of the following:

  1.
  Provides a program for diagnosis, evaluation, and effective treatment of alcoholism and/or substance abuse;

  2.
  Provides detoxification services needed with its effective treatment program;

  3.
  Provides infirmary level medical services or arrangements with a hospital in the area for any other medical services that may be required;

  4.
  Is at all times supervised by a staff of physicians;

  5.
  Provides at all times skilled nursing care by licensed nurses who are directed by a full-time registered nurse (R.N.);

  6.
  Prepares and maintains a written plan of treatment for each patient based on medical, psychological and social needs which is supervised by a physician; and

  7.
  Meets licensing standards.

        "Alternate Payee Provision" means the Plan must make payments to your separated/ divorced spouse, state child support agencies or Medicaid agencies if required by a qualified medical child support order (QMCSO) or state Medicaid law.

        "Ambulance" means a specially designed or equipped vehicle which is licensed for transferring the sick or injured. It must have customary patient care, safety, and life-saving equipment, and must utilize trained personnel.

        "Ambulatory Surgical Center" means an institution or facility, licensed by the jurisdiction in which it is located, either freestanding or as part of a hospital with permanent facilities, equipped and operated for the primary purpose of performing surgical procedures and which a patient is admitted to and discharged from within a twenty-four (24) hour period. An office maintained by a physician for the practice of medicine or dentistry, or for the primary purpose of performing terminations of pregnancy, shall not be considered to be an ambulatory surgical center.

        "Anesthesia" means general anesthesia which produces unconsciousness in varying degrees with muscular relaxation and a reduction or absence of pain. Regional or local anesthesia produces similar effects to a limited region of the body without causing loss of consciousness. Anesthesia is administered by a physician or certified registered nurse anesthetist (CRNA).

        "Assignment of Benefits" means payments will also be made in accordance with any assignment of rights required by a state Medicaid plan.

        "Benefit Percentage" means that portion of eligible expenses to be paid by the Plan in accordance with the coverage provisions as stated in the Plan. It is the basis used to determine any out-of-pocket expenses which are to be paid by the covered person.

        "Calendar Year" means a period of time commencing on January 1 and ending on December 31 of the same year.

        "Child"—Refer to "Dependents Eligible for Coverage," #2, page 18.

        "Chiropractic services" means the detection and correction by manual or mechanical means of a structural imbalance, distortion or subluxation in the human body or for the removal of nerve interference, where such interference is the result of or related to distortion, misalignment, or subluxation of or in the vertebral column.

        "Claims Administrator" means Mountain States Administration (MSA). MSA has been hired as the third party contract administrator by the Plan Administrator to perform claims processing and other specified administrative services in relation to the Plan. The contract administrator is not an insurer of health benefits under this plan, is not a fiduciary of the plan, and does not exercise any of the discretionary authority and responsibility granted to the Plan Administrator. The contract administrator is not responsible for plan financing and does not guarantee the availability of benefits under this plan.

        "Cleft Lip" means a birth deformity in which the lip fails to close.

        "Cleft Palate" means a birth deformity in which the palate (the roof of the mouth) fails to close.

        "Close Relative" means the spouse, parent, brother, sister, child, (to include step-relations), or spouse's parent, brother, sister or child (to include step relations).

        "COBRA" refers to the Consolidated Omnibus Budget Reconciliation Act of 1985 signed into law (Pub. L. 99-272) April 7, 1986, which amends the Internal Revenue Code, the Public Health Service Act, and Title I of the Employee Retirement Income Security Act of 1974 to require certain group health plans of covered employers to give employees and certain family members the opportunity to continue their health care coverage at group rates in certain instances where the coverage would otherwise end. Exhaustion of COBRA continuation coverage means that an individual's COBRA continuation coverage ceases for any reason other than either failure of the individual to pay premiums on a timely basis, or for cause (such as making a fraudulent claim or an intentional misrepresentation of a material fact in connection with the plan).

        "Coinsurance" means the percentage portions of covered expenses paid by the covered person and by the Plan after satisfaction of any applicable deductible. These percentages apply only to covered expenses which do not exceed usual, customary and reasonable charges. The covered person is responsible for all non-covered expenses and any amount which exceeds the usual and customary charge for covered expenses. The coinsurance percentages are shown on the Schedule of Medical Benefits.

        "College"—See definition of University.

        "Common-Law Marriage" means a marriage in which the covered person resides as common-law and files both federal and state taxes as married, provides evidence of cohabitation as husband and wife, and by general reputation the two (2) individuals are living together as husband and wife and claiming to be such, and submits a notarized affidavit verifying common-law marriage status. By general reputation is meant the understanding among the neighbors and acquaintances with whom the parties associate in their daily lives, that they are living together as husband and wife, and not that they are merely living together.

        "Company" means Scott's Liquid Gold-Inc. & Affiliated Companies, and any subsidiary or affiliate which adopts the Plan and becomes a party to the Plan.

        "Condition" means a medical condition. Refer to page 77 for the definition of "Medical Condition."

        "Consultation" means a service provided by another physician at the request of the physician in charge of your case. The consulting physician often has specialized skills that are helpful in diagnosing or treating the illness or injury.

        "Contribution" means the amount payable by the employer or the amount payable by the employer/employee jointly for participation in the benefits of the Plan.

        "Convalescent Nursing Facility"—See definition of "Skilled Nursing Care Facility".

        "Cosmetic Procedure/Surgery" means a procedure performed solely for the improvement of a covered person's appearance rather than for the improvement or restoration of bodily function. Cosmetic procedures performed for psychiatric or psychological reasons or to change family characteristics or conditions due to aging are not covered under the Plan. "Covered Expense/Covered Service" means any necessary usual, customary, and reasonable item of expense at least a portion of which is covered under the Plan.

        "Covered Person" means any employee or dependents of an employee and/or a person and his/her dependents who are included in a class or group of persons to which the Plan has been extended, meeting the eligibility requirements for coverage as specified in the Plan, and are properly enrolled in the Plan.

        "Creditable Coverage" means coverage of an individual under any of the following:

  1.
  A group health plan (see definition below);

  2.
  Health insurance coverage as defined below (without regard to whether the coverage is offered in the group market, the individual market, or otherwise);

  3.
  Part A or Part B of Medicare;

  4.
  Medicaid, other than coverage consisting solely of benefits under the program for distribution of pediatric vaccines;

  5.
  Medical and dental care for members and certain former members of the uniformed services, and for their dependents.

  6.
  A medical care program of the Indian Health Service or of a tribal organization;

  7.
  A State health benefits risk pool;

  8.
  A health plan offered under the Federal Employees Health Benefits Program;

  9.
  A public health plan, which means any plan established or maintained by a State, county, or other political subdivision of a State that provides health insurance coverage to an individuals who are enrolled in the plan; and

  10.
  A health benefit plan under the Peace Corps Act.

        Creditable coverage does not include:

  1.
  Accident only coverage including accidental death and dismemberment;

  2.
  Disability income insurance;

  3.
  Liability insurance, including general liability insurance and automobile liability insurance;

  4.
  Coverage issued as a supplement to liability insurance;

  5.
  Workers' compensation or similar insurance;

  6.
  Automobile medical payment insurance;

  7.
  Credit-only insurance (for example, mortgage insurance); and

  8.
  Coverage for on-site medical clinics.

  9.
  Limited Scope Benefits. Refer to page 77 for the definition of "Limited Scope Benefits."

  10.
  Long-term care benefits.

  11.
  Supplemental benefits. Refer to page 84 for the definition of "Supplemental Benefits."

  12.
  Non-coordinated benefits such as: (a) coverage for only a specific disease or illness (for example, cancer only policies) or hospital indemnity or other fixed dollar indemnity insurance (for example, $100/day) which are provided under a separate policy, certificate, or contract of insurance; (b) there is no coordination between the provision of benefits and an exclusion of benefits under any group health plan maintained by the same Plan Administrator; and (c) the benefits are paid with respect to an event without regard to whether benefits are provided under any group health plan maintained by the same Plan Administrator.

        "Custodial Care" means that type of care or service, wherever furnished and by whatever name called, which is designed primarily to assist in meeting the needs of daily living of a covered person, whether or not totally disabled, in the activities included, but not limited to: bathing, dressing, feeding, preparation of special diets, assistance in walking or in getting in and out of bed, and supervision over medication which can normally be self-administered.

        "Deductible" is the amount of covered expense that the covered person or combined family covered persons must incur within each calendar year before benefits become payable under the Plan.

        "Dentist" means a person duly licensed to practice dentistry by the governmental authority having jurisdiction over the licensing and practice of dentistry in the locality where the service is rendered.

        "Dependent" is any one of the following persons:

  1.
  The employee's lawful wife or husband, unless legally separated, or, with documentation or appropriate paperwork, a spouse by a common-law marriage agreement. A dependent spouse who is eligible for coverage under his or her employer's health benefit plan is not eligible for coverage under this Plan, regardless of the benefits or the contribution required by the other plan.

  2.
  A child from birth to age nineteen (19), or to age twenty-three (23) if attending an accredited high school, college, university or vocational school on a full-time basis, provided:

  a.
  they are not married; and

  b.
  they are primarily dependent upon the employee for support and maintenance; and

  c.
  they are not covered, as an employee, by another employer group health plan.

  3.
  The term "child" as used herein shall mean an employee's natural child, stepchild, legally adopted child, or a child placed under the legal guardianship of the employee or the covered spouse of the employee who resides in the employee's home in a parent-child relationship, or a child for whose medical care an employee or the covered spouse of the employee is legally responsible through a divorce decree or other court order. In each case, the child must satisfy the requirements in #2 above.

    Any child covered by a Qualified Medical Child Support Order (QMCSO) is required to be covered under the Plan as of the date of the QMCSO or coinciding with the effective date of coverage, whichever is later. If the covered person does not carry dependent coverage, the

    Plan will enroll the child(ren) named in the QMCSO, and the covered person must pay any required contribution for family coverage. If the coverage is for a stepchild and the parent named in the QMCSO is covered under the stepparent's health plan, the Plan must enroll that stepchild. All Plan provisions for late entrants will apply.

  4.
  A dependent child's coverage may be extended beyond age nineteen (19) or twenty-three (23), if the child is:

  a.
  incapable of self-sustaining employment by reason of mental retardation or physical disability; and

  b.
  primarily dependent upon the employee for support and maintenance; and

  c.
  not covered, as an employee, by another employer group health

        "Durable Medical Equipment" means equipment which is able to withstand repeated use, used to serve a medical purpose, and not generally useful to a person in the absence of illness or injury.

        "Effective Date" means the date as of which the employer and any subsidiary or affiliate adopts the Plan; or the date the employee and his/her eligible dependent are properly enrolled in the Plan as specified in the eligibility requirements for coverage.

        "Eligible Expenses" means any medically necessary treatments, services or supplies that are not specifically excluded from coverage elsewhere in this Plan.

        "Emergency Services" means treatment for an illness or injury which develops suddenly and unexpectedly and which in the absence of immediate medical treatment would result in the condition becoming significantly worse, or result in the death of the covered person.

        "Employee" means a person employed by the company and/or who is included in a class or group of persons to which the Plan has been and continues to be extended, and who is properly enrolled in the Plan.

        "Employer" as defined by ERISA Section 3(5), is "any person acting directly as an employer, or indirectly in the interest of an employer, in relation to an employee benefit plan; and includes a group or association of employers acting for an employer in such capacity." Specific to this Plan, "employer" means Scott's Liquid Gold-Inc. & Affiliated Companies, and any subsidiary or affiliate which adopts the Plan and becomes a party to the Plan.

        "Enrollment Date" (enrollment date and first day of coverage) means the following:

  1.
  Enrollment date means the first day of coverage or, if there is a waiting period, the first day of the waiting period (typically the date employment begins).

  2.
  First day of coverage means, in the case of an individual covered for benefits under a group health plan in the group market, the first day of coverage under the plan and, in the case of an individual covered by health insurance coverage in the individual market, the first day of coverage under the policy.

        "ERISA" refers to the Employee Retirement Income Security Act of 1974 or any provision or section thereof which is herein specifically referred to as such act, provision or section which may be amended from time to time.

        "Exclusion" means any provision of the Plan whereby coverage for a specific service or condition is entirely eliminated regardless of medical necessity.

        "Experimental or Investigational Services" means services, supplies, care and treatment which does not constitute accepted medical practice properly within the range of appropriate medical practice under the standards of the case and by the standards of a reasonably substantial, qualified, responsible, relevant segment of the medical and dental community or government oversight agencies at the time services were rendered. The Plan Administrator must make an independent evaluation of the experimental/nonexperimental standings of specific technologies.

        The Plan Administrator shall be guided by a reasonable interpretation of Plan provisions and may employ the services of such medical peer review service organizations as the Medical Review Institute or UMAC and utilize data obtained from such national assessment organizations as HCFA, the Office of Health Technology Assessment and Institutes of the Department of Health and Human Services to aid in its determination. The decisions shall be made in good faith and rendered following a detailed factual investigation of the claim and the proposed treatment. The decision of the Plan Administrator will be final and binding on the Plan. The Plan Administrator will be guided by the following principles:

  1.
  if the drug or device cannot be lawfully marketed without approval of the US Food and Drug Administration and approval for marketing has not been given at the time the drug or device is furnished; or

  2.
  if the drug or test is approved for a specific medical condition but which is used for another condition; or

  3.
  if the drug, device, medical treatment or procedure, or the patient informed consent document utilized with the drug, device, treatment or procedure, was reviewed and approved by the treating facility's Institutional Review Board or other body serving a similar function, or if federal law requires such review or approval; or

  4.
  if Reliable Evidence shows that the drug, device, medical treatment or procedure is the subject of on-going phase I or phase II clinical trails, is the research, experimental, study or investigational arm of on-going phase III clinical trials, or is otherwise under study to determine its maximum tolerated dose, its toxicity, its safety, its efficacy or its efficacy as compared with a standard means of treatment or diagnosis; or

  5.
  if Reliable Evidence shows that the prevailing opinion among experts regarding the drug, device, medical treatment or procedure is that further studies or clinical trials are necessary to determine its maximum tolerated doses, its toxicity, its safety, or its efficacy as compared with a standard means of treatment or diagnosis.

        Reliable Evidence means only published reports and articles in the authoritative, peer reviewed medical and scientific literature; the written protocol or protocols used by the treating facility or the protocol(s) of another facility studying substantially the same drug, device, medical treatment or procedure; or the written informed consent used by the treating facility or by another facility studying substantially the same drug, device, medical treatment or procedure.

        Drugs are considered Experimental if they are not commercially available for purchase and/or they are not approved by the Food and Drug Administration for general use.

        "Family" means a covered employee and his/her covered dependents.

        "FMLA" means the Family and Medical Leave Act of 1993.

        "Full-Time Employment" means a basis whereby a regular employee is employed by the company and scheduled to work at least thirty (30) hours per week. Such work may occur either at the usual, customary, and reasonable place of business of the company or at a location to which the business of the company requires the employee to travel, and for which he or she receives regular earnings from the company.

        "Full-Time Student" means an employee's dependent child who is enrolled in and regularly attending an accredited college or university, high school or vocational school for the minimum number of credit hours required by that school, college or university in order to maintain full-time student status.

        "Genetic Information" means information about genes, gene products, and inherited characteristics that may derive from the individual or a family member. This includes information regarding carrier status and information derived from laboratory tests that identify mutations in specific genes or chromosomes, physical medical examinations, family histories, and direct analysis of genes or chromosomes.

        "Group Health Insurance Coverage" means health insurance coverage offered in connection with a group health plan.

        "Group Health Plan" means a plan (including a self-insured plan) of, or contributed to by, an employer (including a self-employed person) or employee organization to provide health care (directly or otherwise) to the employees, former employees, the employer, others associated or formerly associated with the employer in a business relationship, or their families.

        "Health Insurance Coverage" means benefits consisting of medical care (provided directly, through insurance or reimbursement, or otherwise) under any hospital or medical service policy or certificate, hospital or medical service plan contract, or HMO contract offered by a health insurance issuer.

        "Health Insurance Issuer" means an insurance company, insurance service, or insurance organization (including an HMO) that is required to be licensed to engage in the business of insurance in a State and that is subject to State law that regulates insurance (within the meaning of Section 514(b)(2) of ERISA). Such term does not include a group health plan.

        "Hemodialysis" means the treatment of an acute or chronic kidney ailment during which impurities are removed from the blood with dialysis equipment.

        "HIPAA" means The Health Insurance Portability and Accountability Act of 1996, enacted on August 21, 1996. HIPAA amends the Public Health Service Act (PHS Act), the Employee Retirement Income Security Act of 1974 (ERISA), and the Internal Revenue Code of 1986 (CODE), significantly expanding employee access to health care coverage.

        "Home Health Care Agency" means a public or private agency or organization that specializes in providing medical care and treatment in the home. Such a provider must meet all of the following conditions:

  1.
  It is primarily engaged in and duly licensed, if such licensing is required, by the appropriate licensing authority to provide skilled nursing services and other therapeutic services.

  2.
  It has policies established by a professional group associated with the agency or organization. This professional group must have at least one (1) physician and at least one (1) graduate registered nurse (R.N.) to govern the services provided and it must provide full-time supervision of such services by a physician or graduate registered nurse (R.N.).

  3.
  It maintains a complete medical record on each patient.

  4.
  It has a full-time administrator.

  5.
  It is a provider of services under Medicare.

        In rural areas where there are no agencies which meet the above requirements or areas in which the available agencies do not meet the needs of the community, the services of visiting nurses may be substituted for the services of an agency.

        "Home Health Care Plan" means a program for continued care and treatment of the covered person established and approved in writing by the covered person's attending physician. Home health care must be either: (a) an alternate form of treatment which is cost effective or reasonable compared to other options, or (b) must begin within seven (7) days following discharge from an inpatient hospital confinement of at least three (3) days, be for the same or related condition, and the attending physician must certify that the proper treatment of the illness or injury would require continued confinement in a hospital in the absence of home health care.

        "Hospice" means a health care program providing a coordinated set of services rendered at home, in outpatient settings or in institutional settings for covered persons suffering from a condition that has a terminal prognosis. A hospice must have an interdisciplinary group of personnel which includes at least one (1) physician and one (1) graduate registered nurse (R.N.), and it must maintain central clinical records on all patients. A hospice must meet the standards of the National Hospice Organization (NHO) and applicable state licensing requirements.

        "Hospice Benefit Care Period" means a specified amount of time during which the covered person undergoes treatment by a hospice. Such time period begins on the date the attending physician of a covered person certifies a diagnosis of terminally ill, and the covered person is accepted into a hospice program.

        "Hospital" means an institution which meets all of the following conditions:

  1.
  It is licensed and operated in accordance with the laws of jurisdiction in which it is located which pertain to hospitals; is engaged primarily in providing medical care and treatment to ill and injured persons on an inpatient basis at the patient's expense; maintains on its premises all the facilities necessary to provide for diagnosis and medical and surgical treatment of an illness or an injury; and such treatment is provided by or under the supervision of physicians with continuous twenty-four (24) hour nursing services by graduate registered nurses (R.N.s).

  2.
  It qualifies as a hospital, a psychiatric hospital, or a tuberculosis hospital and is accredited by the Joint Commission on the Accreditation of Health Care Organizations (JCAHO).

  3.
  It is a provider of services under Medicare. This condition is waived for otherwise covered expenses incurred outside the United States.

  4.
  It is not, other than incidentally, a place for rest, a place for the aged or a nursing home.

  5.
  A free-standing facility which is licensed to treat alcohol and substance abuse will meet the definition of a hospital.

        "Hospital Miscellaneous Expenses" means the actual charges made by a hospital in its own behalf for services and supplies rendered to the covered person which are medically necessary for the treatment of such covered person. Hospital miscellaneous expenses do not include charges for room and board or for professional services of a physician and drugs or supplies not consumed or used in the hospital. "Illness/Sickness" means any bodily sickness, disease or mental/nervous disorder. For purposes of this plan, pregnancy will be considered as any other illness.

        "Incurred Expenses/Services" means those treatments, services and supplies rendered to a covered person. Such expenses shall be considered to have occurred at the time or on the date the treatment, service is actually provided or purchase is made and not when the service or purchase is formally billed, charged or paid.

        "Injury" means sudden and instant damage to the body, which is unintended and undesigned by the individual and which results directly from and independently of all other causes of loss covered by the Plan.

        "Inpatient" refers to the classification of a covered person when that person is admitted to a hospital, hospice, or convalescent facility for treatment, and charges are made for room and board to the covered person as a result of such treatment, upon the recommendation of a physician.

        "Intensive Care Unit" means a section, ward, single room or coronary care unit within the hospital which is separated from other facilities and:

  1.
  is operated exclusively for the purpose of providing professional medical treatment for critically ill patients; and

  2.
  has special supplies and equipment necessary for such medical treatment available on a standby basis for immediate use; and

  3.
  provides constant observation and treatment by registered nurses (R.N.s) or other highly trained hospital personnel.

        "Laboratory, Pathology Services, X-Ray and Radiology Services" means: Laboratory and pathology services—testing procedures required for the diagnosis or treatment of a condition. Generally, these services involve the analysis of a specimen of tissue or other material which has been removed from the body. Diagnostic medical procedures requiring the use of technical equipment for evaluation of body systems are also considered laboratory services. Examples: electrocardiograms (EKGs) and electroencephalograms (EEGs). X-ray and radiology services—services including the use of radiology, nuclear medicine, and ultrasound equipment to obtain a visual image of internal body organs and structures, and the interpretation of these images.

        "Late Entrant" means an employee or dependent who does not enroll during the initial period in which he or she is eligible to enroll, or during a special enrollment period when there is a change in family status or loss of coverage under another plan. Medical coverage for a late entrant will begin the date the former coverage ended as long as the application is made within thirty (30) days. Dental coverage starts later. See Dental Eligibility on page 10.

        "Life-Threatening Emergency" shall mean the sudden and unexpected onset of a condition which threatens life, limb, or organ system and requires immediate medical or surgical intervention, but in no case later than twenty-four (24) hours after onset.

        "Lifetime" is a word that appears in the Plan and when used, in reference to benefit maximums and limitations, is understood to mean "while covered under this Plan." Under no circumstances does lifetime mean "during the lifetime of the covered person."

        "Limitation" means any provision other than an exclusion, which restricts coverage under the Plan, regardless of medical necessity.

        "Limited Scope Benefits" are dental, vision or other types of benefits which are not deemed an integral part of the Plan and the covered person has the right to elect to receive such coverage and pay an additional contribution for such coverage; or a benefit provided under a separate plan or policy. They are limited in scope to a narrow range or type of benefits that are generally excluded from hospital/medical/surgical benefit packages.

        "Maternity" means that physical state which results in childbirth, abortion, or miscarriage, and any medical complications arising out of or resulting from such state.

        "Medicaid"—Title XIX (Grants to states for Medical Assistance Programs) of the United States Social Security Act as amended.

        "Medical Condition" means any condition, whether physical or mental, including, but not limited to, any condition resulting from illness, injury (whether or not the injury is accidental), pregnancy, or congenital malformation. However, genetic information is not a condition.

        "Medically Necessary / Medical Necessity" means any health care treatment, service or supply that is required to identify or treat an injury or illness that a physician or dentist has diagnosed or reasonably suspects. To be medically necessary the services, supplies or treatment must:

  1.
  be consistent with the diagnosis and treatment of the patient's condition or accepted standards of good medical and dental practice; and

  2.
  be the prevailing opinion within the appropriate specialty of the United States medical profession is that it is safe and effective for its intended use, and that omission would adversely affect the person's medical condition; and

  3.
  not be performed mainly for the convenience of the patient or provider of medical and dental services; and

  4.
  not be conducted for research purposes; and

  5.
  be the most appropriate level of services which can be safely provided to the patient; and

  6.
  be furnished by a provider with appropriate training, experience, staff and facilities to furnish that particular service or supply.

        Diagnostic x-ray and laboratory services are medically necessary when:

  1.
  Performed due to definite symptoms of sickness or injury; or

  2.
  They reveal the need for treatment.

        All of these criteria must be met; merely because a physician recommends or approves certain care does not mean that it is medically necessary.

        The Plan Administrator has the discretionary authority to decide whether care or treatment is medically necessary, and the Plan Administrator will determine whether these requirements have been met based on:

  1.
  published reports in authoritative medical and scientific literature;

  2.
  regulations, reports, publications or evaluations issued by government agencies such as the Agency for Health Care Policy and Research, the National Institute of Health, and the Food and Drug Administration (FDA);

  3.
  listings in the following compendia: The American Medical Association Drug Evaluations, The American Hospital Formulary Service Drug Information and the United States Pharmacopoeia Dispensing Information; and

  4.
  other authoritative medical sources to the extent that the Plan Administrator determines them to be necessary.

        "Medicare" means the programs established by Title I of Public Law 89-98 (79 Statute 291) as amended entitled "Health Insurance for the Aged Act," and which includes Parts A and B and Title XVIII of the Social Security Act (as amended by Public Law 89-97, 79) as amended from time to time.

        "Mental Health Disorder" means neurosis, psychoneurosis, psychopathy, personality disorder, psychosis, or mental or emotional diagnosed disease or disorder of any kind. Anorexia nervosa, bulimia nervosa, and eating disorders are classified as manifest mental disorders.

        "Mental Retardation and/or Physical Disability" means the inability of a person to be self-sufficient as a result of a condition such as mental retardation, cerebral palsy, epilepsy or another neurological disorder and diagnosed by the physician as permanent and continuing.

        "Midwife" means a person licensed or certified to practice as a midwife who has completed the academic and clinical requirements set forth by specific states who provide this license or certification. It is issued upon passing a state board exam and a practical exam, and by meeting a set number of supervised experiences and births.

        "Minor Emergency Medical Clinic" means a freestanding facility which is engaged primarily in providing minor emergency and episodic medical care to a covered person. A board-certified physician, a registered nurse (R.N.) and a registered x-ray technician must be in attendance at all times that the clinic is open. The clinic's facilities must include x-ray and laboratory equipment and a life support system. For the purposes of the Plan, a clinic meeting these requirements will be considered to be a minor emergency medical clinic, by whatever actual name it may be called. However, a clinic located on or in conjunction with or in any way made a part of a regular hospital shall be excluded from the terms of this definition.

        "Motorized Vehicle" means any vehicle of a type that is designed to be propelled by an engine or motor. This includes, but is not limited to, automobiles, minibikes, snowmobiles, bicycles with motor or engine attached, any vehicle designed primarily for use off the road or on rails, motorcycles, motorscooters, motorized boats, and go-carts.

        "Named Fiduciary" means Scott's Liquid Gold-Inc. & Affiliated Companies, which has the authority to control and manage the operation and administration of the Plan. "Newborn" refers to an infant from the date of his/her birth until initial discharge from the hospital.

        "No-Fault Auto Insurance" is the basic reparations provision of a law providing for payments without determining fault in connection with automobile accidents.

        "Non-PPO Provider" means a legally licensed health care provider which provides services and supplies within the scope of its authority, but which has not entered into a contract with the Preferred Provider Organization (PPO).

        "Nurse" means a graduate registered nurse (R.N.), a licensed practical nurse (L.P.N.) who is licensed in the state in which the services are performed.

        "Nurse Practitioner" means a registered nurse (other than an immediate family member or employee of the employer) who: (1) completes a program of study affiliated with a college or university; (2) passes a nurse practitioner certification examination given by the American Nurses Association; (3) acts within the scope of that certification in treating the injury or sickness; and (4) who is licensed by the law of the state in which services are rendered. "Office Visit" means a face to face meeting between a physician and a patient for the purpose of medical treatment or service.

        "Orthopedic Appliance" means any rigid, or semi-rigid support used to restrict, eliminate, or support motion in a part of the body that is diseased, injured, weak or deformed.

        "Out-of-Pocket Maximum" is the maximum amount of covered expenses each covered person or family unit must pay during a year, after the deductible, before the coinsurance percentage of the plan increases. When a covered person or family unit reaches the annual out-of-pocket maximum, the Plan will pay 100% of additional covered expenses for that individual during the remainder of the calendar year. The calendar year out-of-pocket maximum amounts are shown in the Schedule of Medical Benefits. Out-of-pocket maximums do NOT apply to medical expenses associated with outpatient care of mental health treatment charges and substance abuse treatment charges. These services and/or supplies will NOT be payable at 100% even if a covered person has reached the out-of-pocket maximum.

        "Outpatient" refers to treatment either outside of a hospital setting or at a hospital when room and board charges are not incurred. "Physician" means a legally licensed physician who is acting within the scope of his/her license and any other professional provider required to be recognized for benefit payment purposes under the law of the state in which the employee receives treatment and is acting within the scope of his/her license, but is not a close relative of the employee.

        "Placement for Adoption" is defined under ERISA Sec. 609(c)(3)(B) as follows: The term "placement," or being "placed," for adoption, in connection with any placement for adoption of a child with any person, means the assumption and retention by such person of a legal obligation for total or partial support of such child in anticipation of adoption of such child." For group health plan purposes, these provisions override state laws requiring the legal guardianship of a child placed for adoption to remain with the appropriate agency until the adoption is finalized.

        "Plan" means without qualification the Plan Document.

        "Plan Administrator/Plan Sponsor" means Scott's Liquid Gold-Inc. & Affiliated Companies which is responsible for the day-to-day functions and management of the Plan. The Plan Administrator/Plan Sponsor may employ persons or firms to process claims and perform other Plan related services.

        "Plan Year" -The 12-month fiscal period beginning June 1 and ending May 31.

        "Pre-Existing Condition" must relate to a condition (whether physical or mental), regardless of the cause of the condition, for which medical advice, diagnosis, care, or treatment was recommended or received within the six (6) month period ending on the enrollment date.

        "Preferred Provider Organization (PPO)" is an organization that has contracted with the Plan to provide certain health care services to covered persons at specific rates. See the Schedule of Medical Benefits for the special benefit level that applies to services obtained from contracted providers.

        "Pregnancy" means that physical state which results in childbirth, abortion, or miscarriage.

        "Private-Duty Nursing Services" means services that require the training, judgment, and technical skills of an actively practicing registered nurse (R.N.) or licensed practical nurse (L.P.N.), other than one who ordinarily resides in the patient's home or who is a member of the patient's immediate family. Such services must be prescribed by the attending physician for the continuous medical treatment of a condition.

        "Prosthesis" means any device that replaces all or part of a missing body organ or body member.

        "Provider" means a person or facility that is recognized by the Plan as a health care provider, and fits one (1) or more of the following descriptions:

  1.
  Professional Provider.    A physician or other professional provider who is recognized by the Plan.

  2.
  Other Professional Provider.    A professional provider (except a physician) who is recognized by the Plan and licensed, certified, or registered by the state or jurisdiction where services are provided to perform designated health care services. Services of such a provider must be among those covered by the Plan and are subject to review by a medical authority appointed by the Plan. A professional supplier of medical supplies and equipment is considered an other professional provider.

  3.
  Facility Provider.    An alcoholism or substance abuse treatment center, home health agency, hospice agency, hospital, or other facility which the Plan recognizes as a health care provider.

  4.
  Other Facility.    A facility provider (except a hospital, alcoholism or substance abuse treatment center, home health agency, or hospice agency) that the Plan recognizes as a provider and that is licensed or certified to perform designated health care services by the state or jurisdiction where services are provided. Services of such a provider must be among those covered by the Plan and are subject to review by a medical authority appointed by the Plan.

    Examples: ambulatory surgery center, dialysis center, Veteran's Administration, or Department of Defense hospital.

        "Psychiatric Care" also known as psychoanalytic care, means treatment for a mental illness or disorder, or a functional nervous disorder.

        "Psychiatric Hospital" means an institution which meets the following requirements:

  1.
  maintains diagnostic and medical facilities on its premises or in facilities under its control; and

  2.
  primarily provides care and treatment to registered inpatients for mental illness, emotional or nervous disorder, psychosis, neurosis, character or personality disorder or other mental or emotional disease or disorder; and

  3.
  is supervised by a staff of one (1) or more physicians; and

  4.
  has twenty-four (24) hour nursing service by registered nurses (R.N.s) on duty or call; and

  5.
  complies with all licensing or legal requirements; and

  6.
  is not primarily a nursing, convalescent or rest home or a place for the aged or custodial care. A part of an institution operated as a nursing, convalescent, rehabilitation or geriatric unit primarily for nursing care is not considered a psychiatric hospital.

        "Psychologist" means an individual holding the degree of Ph.D., Ed.D and Psy.D. acting within the scope of his/her license.

        "Qualified Medical Child Support Order (QMCSO)" means a court judgment, decree, or order, or a state administrative order that has the force and effect of law, that is typically issued as part of a divorce or as part of a state child support order proceeding, and that requires health plan coverage for an "alternate recipient." An alternate recipient is either the child of an eligible employee or a state or political subdivision acting on behalf of such child. Federal law requires a group health plan to pay benefits in accordance with such an order, if is deemed "qualified." A QMCSO may apply to a health plan, dental plan, vision plan and/or health care spending account. It requires that the child(ren) named in the order have the right to receive benefits from the eligible employee through any group medical plan under which the eligible Employee is enrolled, whether or not the eligible employee has family coverage. The QMCSO must contain:

  1.
  the name and last known mailing address of the eligible Employee;

  2.
  the name and last known mailing address of each child (alternate recipient) covered under the order;

  3.
  a reasonable description of the type of coverage to be provided by the group health plan to each alternate recipient or the manner in which coverage will be determined;

  4.
  the period of time to which the order applies; and

  5.
  the identification of each plan to which the order applies.

        "Qualified Beneficiary (under COBRA)" means an employee or dependent of an employee who, on the date before a qualifying event occurred, is covered under this Plan and subsequently eligible to continue coverage under this Plan in accordance with applicable provisions of Title X of COBRA or Section 609(a) of the ERISA in relation to QMCSOs.

        "Qualified beneficiary" shall also include a child born to, adopted by or placed for adoption with an employee or former employee at any time during COBRA continuation coverage.

        "Qualifying Event" is an event that occurs resulting in the termination of health coverage of an employee and/or spouse or dependent child of an employee. Any one of the following is a "qualifying event:"

  1.
  The death of a covered employee.

  2.
  The voluntary or involuntary termination (other than by reason of the employee's gross misconduct) of the covered employee's employment.

  3.
  The reduction of hours of a covered employee's employment.

  4.
  The divorce or legal separation of a covered employee from his/her spouse.

  5.
  A covered employee's entitlement to the Medicare program.

  6.
  A dependent child's ceasing to satisfy the Plan's requirements for a dependent child (e.g., attainment of the maximum age for dependency under the Plan)

        "Rehabilitation Facility" means a distinct organizational entity, either separate or within a larger institution or agency which meets the following requirements:

  1.
  provides individualized, goal-oriented, comprehensive and coordinated services designed to minimize the effects of physical, mental, social and vocational disadvantages and to effect a realization of the individual's potential; and

  2.
  is accredited for its stated purpose by the Joint Commission on Accreditation of Health Care Organizations (JCAHO) or the Commission on Accreditation of Rehabilitation Facilities (CARF); and

  3.
  is certified for its stated purpose by Medicare for Medicare reimbursement; and

  4.
  is licensed and complies with its stated purpose under all relevant state and local laws.

        "Rehabilitation Services" means the process of providing, in a coordinated manner, those comprehensive services deemed appropriate to the needs of a person with a disability, in a program designed to achieve objectives of improved health, welfare and the realization of one's maximum physical, social, psychological and vocational potential for useful and productive activity.

        "Restorative or Reconstructive Surgery" means surgery to restore or improve bodily function to the level experienced before the event which necessitated the surgery or, in the case of a congenital defect, to a level considered normal. Such surgery may have a coincidental cosmetic effect.

        "Room and Board" refers to all charges by whatever name called which are made by a hospital, hospice, skilled nursing care facility or convalescent nursing facility as a condition of occupancy. Such charges do not include the professional services of physicians or intensive nursing care by whatever name called.

        "Schedule of Medical Benefits" and "Schedule of Dental Benefits" mean the outlines of benefits.

        "Second Surgical Opinion" means examination, x-ray, and lab performed by a qualified physician in the approved specialty to substantiate medical necessity of the procedure to be performed. A third opinion will be paid in case of a conflict between the first two (2) opinions.

        "Semiprivate" refers to a class of accommodations in a hospital, skilled nursing care facility or convalescent nursing facility in which at least two (2) patient beds are available per room.

        "Significant Break in Coverage" means a period of sixty-three (63) consecutive days during all of which the individual does not have any creditable coverage, except that neither a waiting period nor an affiliation period is taken into account in determining a significant break in coverage.

        "Skilled Nursing Care Facility" means an institution, or distinct part thereof, operated pursuant to law and one which meets all of the following conditions:

  1.
  It is licensed to provide, and is engaged in providing professional nursing services on an inpatient basis, for persons convalescing from injury or illness. Services are rendered by a graduate registered nurse (R.N.) or by a licensed practical nurse (L.P.N.). In addition they provide physical self-care in essential daily living activities. restoration service to assist patients to reach a degree of body functioning to permit

  2.
  Its services are provided for compensation from its patients and under the full-time supervision of a physician or graduate registered nurse (R.N.).

  3.
  It provides twenty-four (24) hour per day nursing service by licensed nurses, under the direction of a full-time graduate registered nurse (R.N.).

  4.
  It maintains a complete original record on each patient.

  5.
  It has an effective organization review plan.

  6.
  It is not, other than incidentally, a place for rest, the aged, drug addicts, alcoholics, mentally handicapped, custodial or educational care, or care of mental disorders.

  7.
  It is approved and licensed by Medicare.

        This term shall also apply to an institution referring to itself as a convalescent nursing facility, extended care facility, convalescent nursing home, or any such other similar nomenclature.

        "Sound Natural Teeth" means teeth which are whole or properly restored, are without impairment or periodontal disease, and are not in need of the treatment provided for reasons other than dental injury.

        "Special Enrollment Period" is any period of time allowed under this Plan, other than the eligible person's enrollment date, during which an eligible person can be enrolled for coverage under this Plan as a result of loss of other coverage or the employee's marriage, or the birth of a child to, adoption of, or placement for adoption of a child with such employee. An eligible person who enrolls during any such applicable special enrollment period shall not be considered a late entrant.

        "Subrogation/Third Party Liability" means the transfer of one's liabilities for another; in this case the temporary assumption of the claimant's liabilities by the Plan prior to repayment by the party of primary liability. The Plan contains a subrogation clause and the claimant is obligated to obtain any monies available from third parties to reduce the Plan's losses.

        "Substance Abuse" means addiction or abuse of alcohol, legal or illegal drugs, or any other substance used in a way which results in producing abnormal behavior and/or a mind-altered state.

        "Supplemental Benefits" means benefits that are provided under a separate policy, certificate, or contract of insurance, such as: (1) Medicare supplemental health insurance, also known as Medigap or MedSupp insurance; (2) coverage supplemental to that provided under the Civilian Health & Medical Program of the Uniformed Services (also known as CHAMPUS supplemental programs); and (3) similar supplemental coverage provided to coverage under a group health plan. Refer to Creditable Coverage on page 94.

        "Surgery" means any operative or diagnostic procedures performed for the treatment of illnesses or injuries by an instrument or cutting procedure through any natural body opening or incision, including the necessary treatment of fractures and dislocations, severe sprains and casting thereof, but not including simple sprains or bruises.

        "TEFRA" refers to the Tax Equity and Fiscal Responsibility Act of 1982, as amended from time to time.

        "Temporomandibular Joint Syndrome (TMJ)" is the treatment of jaw joint disorders including conditions of structures linking the jaw bone and skull and the complex of muscles, nerves and the tissues related to the temporomandibular joint.

        "Therapies: Chemotherapy, Radiation, Occupational, Physical and Speech" mean:

          Chemotherapy—drug therapy administered as treatment for malignant conditions and diseases of certain body systems.

          Radiation therapy—x-ray, radon, cobalt, betatron, telocobalt, and radioactive isotope treatment for malignant diseases and other medical conditions.

          Occupational therapy—the use of educational, vocational, and rehabilitative techniques to improve a patient's functional ability to live independently.

          Physical therapy—the use of physical agents to treat disability resulting from disease or injury. Physical agents used include heat, cold, electrical currents, ultrasound, ultraviolet radiation, massage, and therapeutic exercise.

          Speech therapy (also called speech pathology)—services used for diagnosis and treatment of speech and language disorders.

        "Total Disability (Totally Disabled)" means the physical state of a covered person resulting from an illness or injury which wholly prevents that individual from performing the duties pertaining to his/her customary employment. Individuals must be under the continuous care of a physician.

        All determinations of a final definition of a disability are the decision of the Plan Administrator. In the case of a dependent, "total disability (totally disabled)" means unable to perform the normal activities of a person of same age and sex in good health.

        "University" means an accredited institution of higher education.

        "Urgent Care/Extended Care Facility" means a freestanding facility which is engaged primarily in providing minor emergency and episodic medical care to a covered person. A physician and registered nurse (RN) must be in attendance at all times. The facility may or may not have an x-ray technician and x-ray and laboratory equipment. The facility must have a life support system available.

        "Usual, Customary, and Reasonable (UCR)" refers to the designation of a charge as being the usual charge made by a physician or other provider of services, supplies, medications, or equipment that is deemed medically necessary, is not experimental, and does not exceed the general level of charges made by other providers rendering or furnishing such care or treatment within the same area. The term "area" in this definition means a county or such other area as is necessary to obtain a representative cross section of such charges.

        Due consideration will be given to the nature and severity of the condition being treated and any medical complications or unusual circumstances which require additional time, skill or expertise.

        The Plan Administrator has the discretionary authority to decide whether a charge is Usual, Customary and Reasonable.

        "Waiting Period" means the period of time that must pass before an employee or dependent is eligible to enroll under the terms of a group health plan. If an employee or dependent enrolls as a late entrant or on a special enrollment date, any period before such late or special enrollment is not a waiting period.

        "Well-Baby Care" means medical treatment, services or supplies rendered to a child or newborn solely for the purpose of health maintenance and not for the treatment of an illness or injury.

COBRA CONTINUATION OPTIONS

        A federal law, the Consolidated Omnibus Budget Reconciliation Act of 1985 (COBRA), requires that most employers sponsoring a group health plan ("Plan") offer employees and their families covered under their health plan the opportunity for a temporary extension of health coverage (called "COBRA continuation coverage") in certain instances where coverage under the Plan would otherwise end. This notice is intended to inform covered persons and beneficiaries, in summary fashion, of the rights and obligations under the continuation coverage provisions of COBRA, as amended and reflected in final and proposed regulations published by the Department of the Treasury. This notice is intended to reflect the law and does not grant or take away any rights under the law. Complete instructions on COBRA, as well as election forms and other information, will be provided by the Plan Administrator to covered persons who become qualified beneficiaries under COBRA.

COBRA CONTINUATION COVERAGE

        COBRA continuation coverage is group health insurance coverage that an employer must offer to certain covered persons and their eligible family members (called "qualified beneficiaries") at group rates for up to a statutory-mandated maximum period of time or until they become ineligible for COBRA continuation coverage, whichever occurs first. The right to COBRA continuation coverage is triggered by the occurrence of one of certain enumerated events that result in the loss of coverage under the terms of the employer's Plan (the "qualifying Event"). The coverage must be identical to the Plan coverage that the qualified beneficiary had immediately before the qualifying Event, or if the coverage has been changed, the coverage must be identical to the coverage provided to similarly situated active employees who have not experienced a qualifying event (in other words, similarly situated non-COBRA beneficiaries).

QUALIFIED BENEFICIARY

        In general, a qualified beneficiary is:

  1.
  Any individual who, on the day before the qualifying event, is covered under the Plan by virtue of being on that day either a covered employee, the spouse of a covered employee, or a dependent child of a covered employee. If, however, an individual is denied or not offered coverage under the Plan under circumstances in which the denial or failure to offer constitutes a violation of applicable law, then the individual will be considered to have had the Plan coverage and will be considered a qualified beneficiary if that individual experiences a qualifying event.

  2.
  Any child who is born to or placed for adoption with a covered employee during a period of COBRA continuation coverage. If, however, an individual is denied or not offered coverage under the Plan under circumstances in which the denial or failure to offer constitutes a violation of applicable law, then the individual will be considered to have had the Plan coverage and will be considered a qualified beneficiary if that individual experiences a qualifying event.

  3.
  A covered employee who retired on or before the date of substantial elimination of Plan coverage which is the result of a bankruptcy proceeding under Title 11 of the U.S. Code with respect to the employer, is the spouse, surviving spouse or dependent child of such a covered employee if, on the day before the bankruptcy qualifying event, the spouse, surviving spouse or dependent child was a beneficiary under the Plan.

        The term "covered employee" includes not only common-law employees (whether part-time or full-time) but also any individual who is provided coverage under the Plan due to his or her performance of services for the employer sponsoring the Plan (e.g., self-employed individuals, independent contractor, or corporate director).

        An individual is not a qualified beneficiary if the individual's status as a covered employee is attributable to a period in which the individual was a nonresident alien who received from the individual's employer no earned income that constituted income from sources within the United States. If, on account of the preceding reason, an individual is not a qualified beneficiary, then a spouse or dependent child of the individual is not considered a qualified beneficiary by virtue of the relationship to the individual.

        Each qualified beneficiary (including a child who is born to or placed for adoption with a covered employee during a period of COBRA continuation coverage) must be offered the opportunity to make an independent election to receive COBRA continuation coverage.

QUALIFYING EVENT

        A qualifying event is any of the following if the Plan provides that the covered person would lose coverage (i.e., cease to be covered under the same terms and conditions as in effect immediately before the qualifying event) in the absence of COBRA continuation coverage:

  1.
  The death of a covered employee.

  2.
  The voluntary or involuntary termination (other than by reason of the employee's gross misconduct) of the covered employee's employment.

  3.
  The reduction of hours of a covered employee's employment.

  4.
  The divorce or legal separation of a covered employee from the employee's spouse.

  5.
  A covered employee's entitlement to the Medicare program.

  6.
  A dependent child's ceasing to satisfy the Plan's requirements for a dependent child (e.g., attainment of the maximum age for dependency under the Plan)

  7.
  A proceeding in bankruptcy under Title 11 of the U.S. Code with respect to an employer from whose employment a covered employee retired at any time.

        If the qualifying event causes the covered employee, or the spouse or a dependent child of the covered employee, to cease to be covered under the Plan under the same terms and conditions as in effect immediately before the qualifying event (or in the case of the bankruptcy of the employer, any substantial elimination of coverage under the Plan occurring within twelve (12) months before or after the date the bankruptcy proceeding commences), the persons losing such coverage become qualified beneficiaries under COBRA if all other conditions of the COBRA law are also met.

        The taking of leave under the Family and Medical Leave Act of 1993 ("FMLA") does not constitute a qualifying event. A qualifying event occurs, however, if an employee does not return to employment at the end of the FMLA leave and all other COBRA continuation coverage conditions are present. If a qualifying event occurs, it occurs on the earlier of: a) the last day of FMLA leave if the employee is not returning to employment; or b) the date the employee gives notice to the employer that he/she will not be returning to employment. The applicable maximum coverage period is measured from this date (unless coverage is lost at a later date and the Plan provides for the extension of the required periods, in which case the maximum coverage period is measured from the date when the coverage is lost). Note that the covered employee and family members will be entitled to COBRA continuation coverage even if they fail to pay the employee portion of premiums for coverage under the Plan during the FMLA leave as long as they were covered on the day before the first day of the leave or become covered during the FMLA leave.

COBRA ELECTION PERIOD

        An election period is the time period within which the qualified beneficiary can elect COBRA continuation coverage under the employer's Plan. A Plan can condition availability of COBRA continuation coverage upon the timely election of such coverage. An election of COBRA continuation coverage is a timely election if it is made during the election period. The election period must begin not later than the date the qualified beneficiary would lose coverage on account of the qualifying event and must not end before the date that is sixty (60) days after the later of: the date the qualified beneficiary would lose coverage on account of the qualifying event, or the date notice is provided to the qualified beneficiary of her or his rights to elect COBRA continuation coverage.

NOTIFICATION OF QUALIFYING EVENT

        In general, the employer or Plan Administrator must determine when a qualifying event has occurred. However, each covered employee or qualified Beneficiary is responsible for notifying the Plan Administrator of the occurrence of a qualifying event that is:

  1.
  A dependent child's ceasing to be a dependent child under the generally applicable requirements of the Plan.

  2.
  he divorce or legal separation of the covered employee.

        The Plan is not required to offer the qualified beneficiary an opportunity to elect COBRA continuation coverage if the notice is not provided to the Plan Administrator within sixty (60) days after the later of: the date of the qualifying event, or the date the qualified Beneficiary would lose coverage on account of the qualifying event.

WAIVER OF COBRA CONTINUATION COVERAGE

        If, during the sixty (60) day election period, a qualified beneficiary waives COBRA continuation coverage, the waiver can be revoked at any time before the end of the election period. Revocation of the waiver is an election of COBRA continuation coverage. However, if a waiver is revoked during the election period, coverage will not be provided retroactively (i.e., back to the date of the loss of coverage until the waiver is revoked). Coverage will only be provided beginning on the date the waiver is revoked. Waivers and revocations of waivers are considered made on the date they are sent to the employer or Plan Administrator, as applicable.

TERMINATION OF COBRA CONTINUATION COVERAGE

        During the election period, a qualified beneficiary may waive COBRA continuation coverage. Except for an interruption of coverage in connection with a waiver, COBRA continuation coverage that has been elected for a qualified beneficiary must extend for at least the period beginning the date of the qualifying event or the date coverage is lost, whichever is later, and ending not before the earliest of the following dates:

  1.
  The last day of the applicable maximum coverage period.

  2.
  The first day for which Timely Payment is not made to the Plan with respect to the qualified beneficiary.

  3.
  The date upon which the employer ceases to provide any group health plan (including successor plans) to any employee.

  4.
  The date, after the date of the election, that the qualified beneficiary first becomes covered under any other plan that does not contain any exclusion or limitation with respect to any pre-existing condition, other than such an exclusion or limitation that does not apply to, or is satisfied by, the qualified Beneficiary.

  5.
  The date, after the date of the election, that the qualified beneficiary first becomes entitled to the Medicare program (either Part A or Part B, whichever occurs earlier).

  6.
  In the case of a qualified beneficiary entitled to a disability extension, the later of:

  a.
  (i) Twenty-nine (29) months after the date of the qualifying event or the date coverage is lost, whichever is later, or (ii) the first (1st) day of the month that is more than thirty (30) days after the date of a final determination under Title II or XVI of the Social Security Act that the disabled qualified beneficiary whose disability resulted in the qualified beneficiary's entitlement to the disability extension is no longer disabled, whichever is earlier; or

  b.
  the end of the maximum coverage period that applies to the qualified beneficiary without regard to the disability extension.

        The Plan can terminate for cause the coverage of a qualified beneficiary on the same basis that the Plan terminates for cause the coverage of similarly situated non-COBRA beneficiaries, for example, for the submission of a fraudulent claim. In the case of an individual who is not a qualified beneficiary and who is receiving coverage under the Plan solely because of the individual's relationship to a qualified beneficiary, if the Plan's obligation to make COBRA continuation coverage available to the qualified beneficiary ceases, the Plan is not obligated to make coverage available to the individual who is not a qualified beneficiary.

MAXIMUM COVERAGE PERIODS FOR COBRA CONTINUATION COVERAGE

        The maximum coverage periods are based on the type of the qualifying event and the status of the qualified beneficiary, as shown below.

  1.
  In the case of a qualifying event that is a termination of employment or reduction of hours of employment and there is not a disability extension, the maximum coverage period ends eighteen (18) months after the qualifying event or the loss of coverage, whichever is later, and twenty-nine (29) months after the qualifying event or the loss of coverage, whichever is later, if there is a disability extension.

  2.
  In the case of a covered employee's entitlement to the Medicare program before experiencing a qualifying event that is a termination of employment or reduction of hours of employment, the maximum coverage period for qualified beneficiaries other than the covered employee ends on the later of:

  a.
  Thirty-six (36) months after the date the covered employee becomes entitled to the Medicare program; or

  b.
  Eighteen (18) months (or twenty-nine [29] months if there is a disability extension) after the date of the covered employee's termination of employment or reduction of hours of employment, or loss of coverage, whichever is later.

  3.
  In the case of a bankruptcy qualifying event, the maximum coverage period for a qualified beneficiary who is the retired covered employee ends on the date of the retired covered employee's death. The maximum coverage period for a qualified beneficiary who is the spouse, surviving spouse or dependent child of the retired covered employee ends on the earlier of the date of the qualified beneficiary's death or the date that is thirty-six (36) months after the death of the retired covered employee.

  4.
  In the case of a qualified beneficiary who is a child born to or placed for adoption with a covered employee during a period of COBRA continuation coverage, the maximum coverage period is the remainder of the maximum coverage period applicable to the qualifying event giving rise to the period of COBRA continuation coverage during which the child was born or placed for adoption. (e.g., if a child is born during the fifth [5th] month of the employee's eighteen [18] month COBRA coverage due to termination of employment, then that child's COBRA coverage would continue for thirteen [13] months only).

  5.
  In the case of any other qualifying event than that described above, the maximum coverage period ends thirty-six (36) months after the qualifying event.

EXPANDED COBRA COVERAGE

        If a qualifying event that gives rise to an eighteen (18) month or twenty-nine (29) month maximum coverage period is followed, within that eighteen (18) or twenty-nine (29) month period, by a second qualifying event that gives rise to a thirty-six (36) month maximum coverage period, the original period is expanded to thirty-six (36) months, but only for individuals who are qualified beneficiaries at the time of both qualifying events. Under no circumstances can the COBRA maximum coverage period be expanded to more than thirty-six (36) months after the date of the determination and before the end of the original eighteen (18)- month maximum coverage.

COBRA DISABILITY EXTENSION

        A disability extension will be granted if an individual (whether or not the covered employee) who is a qualified beneficiary in connection with the qualifying event that is a termination or reduction of hours of a covered employee's employment, is determined under Title II or XVI of the Social Security Act to have been disabled at any time during the first sixty (60) days of the COBRA continuation coverage. To qualify for the disability extension, the qualified beneficiary must also provide the Plan Administrator with notice of the disability determination on a date that is both within sixty (60) days after the date of the determination and before the end of the original eighteen (18) month maximum coverage.

PAYMENT FOR COBRA CONTINUATION COVERAGE

        For any period of COBRA continuation coverage, a Plan can require the payment of an amount that does not exceed 102% of the applicable premium except the Plan may require the payment of an amount that does not exceed 150% of the applicable premium for any period of COBRA continuation coverage covering a disabled qualified beneficiary that would not be required to be made available in the absence of a disability extension. A group health plan can terminate a qualified beneficiary's COBRA continuation coverage as of the first day of any period for which timely payment is not paid to the Plan with respect to that qualified beneficiary.

PAYMENT FOR COBRA CONTINUATION COVERAGE IN MONTHLY INSTALLMENTS

        The Plan is also permitted to allow for payments at other intervals.

TIMELY PAYMENT FOR PAYMENT OF COBRA CONTINUATION COVERAGE

        Timely Payment means payment that is made to the Plan by the date that is thirty (30) days after the first day of that period. Payment that is made to the Plan by a later date is also considered Timely Payment if either under the terms of the Plan, covered employees or Qualified Beneficiaries are allowed: 1) until that later date to pay for their coverage for the period, or 2) under the terms of an arrangement between the employer and the entity that provides Plan benefits on the employer's behalf, the employer is allowed until that later date to pay for coverage of similarly situated non-COBRA beneficiaries for the period.

        Notwithstanding the above paragraph, a Plan cannot require payment for any period of COBRA continuation coverage for a qualified beneficiary earlier than forty-five (45) days after the date on which the election of COBRA continuation coverage is made for that Qualified Beneficiary. However, if the qualified beneficiary fails to make the initial payment premium payment within the forty-five (45) day period, then the Plan Administrator may terminate COBRA coverage retroactive to the beginning of the maximum coverage period.

        If you submit an insignificant underpayment, you will be notified and have a thirty (30) day grace period to submit the difference. Failure to remit payments within the grace period will cause coverage to be cancelled. This coverage CANNOT be reinstated.

THE RIGHT TO ENROLL IN A CONVERSION HEALTH PLAN AT THE END OF THE MAXIMUM COVERAGE FOR COBRA CONTINUATION COVERAGE

        If a qualified beneficiary's COBRA continuation coverage under a group health plan ends as a result of the expiration of the applicable maximum coverage period, the Plan must, during the 180-day period that ends on that expiration date, provide the qualified beneficiary with the option of enrolling under a conversion health plan if such an option is otherwise generally available to similarly situated non-COBRA beneficiaries under the Plan. If such a conversion option is not otherwise generally available, it need not be made available to qualified beneficiaries. This Plan does not have a conversion benefit for medical or dental coverage when COBRA participation ends.

CERTIFICATION AND REVIEW OF CREDITABLE COVERAGE

CERTIFICATION OF CREDITABLE COVERAGE

        As required by The Health Insurance Portability and Accountability Act of 1996 (HIPAA), the Plan shall provide Certification of Creditable Coverage under this Plan, in the form then in effect and required by the United States Department of Labor, to any covered person or the covered person's designated and authorized agent, guardian, conservator, health care plan or health insurance as follows:

  1.
  At the time the covered person ceases to be covered under this Plan; and,

  2.
  At the time a covered person ceases to be covered by the COBRA Continuation Coverage provided by this Plan, if any; and

  3.
  At any other time that a request is made on behalf of the covered person for such certification, but not later than twenty-four (24) months after the cessation of coverage as set out in subparagraphs 1 and 2 above, whichever is later.

CREDITABLE COVERAGE

        An eligible employee or dependent under this plan may submit to the Plan Administrator, Certification of Creditable Coverage from any prior health insurance or health care plan under which said employee or dependent had coverage, for the purpose of reducing, on a day-for-day basis, any exclusion imposed by this Plan for any pre-existing condition for which the eligible employee or dependent had applicable creditable coverage under any prior insurance or health care coverage.

        An eligible employee or dependent has a right to request and receive a Certification of Creditable Coverage from a prior insurance carrier or health care plan under which he/she had coverage on or after July 1, 1996.

        In the event that the eligible employee or dependent is unable to obtain a Certification of Creditable Coverage from a prior insurance carrier or health care plan, the Plan Administrator may provide assistance to obtain the same.

        "Creditable coverage" shall mean health or medical coverage under which a covered person was covered, prior to that covered person's enrollment date under this Plan, which prior coverage was under any of the following:

  1.
  A group health plan.

  2.
  Health insurance coverage.

  3.
  Part A, Part B or Part C of Title XVIII of the Social Security Act (Medicare).

  4.
  Title XIX of the Social Security Act, other than coverage consisting solely of benefits under Section 1928 (Medicaid).

  5.
  Chapter 55 of Title 10, United States Code (active military and CHAMPUS).

  6.
  A medical care program of the Indian Health Service or a tribal organization.

  7.
  A state health benefits risk pool.

  8.
  A health plan offered under Chapter 89 of Title 5, United States Code (Federal Employee Health Benefits).

  9.
  A public health plan.

  10.
  A health benefit plan under section 5 (e) of the Peace Corps Act.

        Creditable coverage for which there has not been a break exceeding sixty-three (63) days prior to a covered person's enrollment date under this Plan, shall be credited on a day-for-day basis against any pre-existing condition exclusion imposed by the terms of this Plan provided that the prior creditable coverage included coverage for the excluded condition.

CREDITABLE COVERAGE REVIEW

        Upon submission of a Certificate of Creditable Coverage regarding prior coverage by any enrollee for coverage under this Plan, the Plan, acting on its own or through a firm contracted to provide services to the Plan, shall send to such enrollee a written confirmation of the amount of prior creditable coverage, if any, to which the enrollee will be entitled against any pre-existing condition exclusionary period under this Plan. Such written confirmation shall be provided to the enrollee within thirty (30) days of the receipt of the Certification by the Plan.

        In the event that an enrollee disagrees with the Plan's calculation of any prior creditable coverage, the enrollee shall send written notice of said disagreement to the Plan, together with a written request for review of the calculation, within fifteen (15) days of receipt of the Plan's written confirmation. Failure to submit a written notice of disagreement and request for review of the calculation within the time limit required in this section shall be deemed a waiver of any further review.

        Upon receipt by the Plan of a notice of disagreement and request for review, the Plan shall review the calculations, and shall either affirm those calculations or revise its calculation and determination of prior creditable coverage. The Plan Administrator shall notify the enrollee, in writing, of its decision after review within thirty (30) days after receipt of the notice of disagreement and request for review. The Plan Administrator's decision regarding prior creditable coverage shall be final and binding upon the Plan and any covered person under the Plan.

DETERMINATION OF PRIOR CREDITABLE COVERAGE WHEN A CERTIFICATE IS UNAVAILABLE

        If an enrollee is unable to obtain a Certification of Creditable Coverage, for prior coverage, after having exhausted all reasonable efforts to obtain the same, such an enrollee may request in writing that the Plan make a determination whether he/she is entitled to prior creditable coverage based upon other evidence and information. Said request must be submitted to and received by the Plan within sixty (60) days of the effective date of coverage of the person for whom the request is made.

        Upon receipt by the Plan of a request to determine prior creditable coverage in the absence of a Certification, the Plan shall require that the person for whom the request is made provide to the Plan all evidence in support of such request within thirty (30) days of the initial request. A longer period of time, up to an additional thirty (30) days, may be granted, to submit evidence, upon written request and good cause for the same. Evidence submitted shall include in every case, a sworn affidavit by the person for whom the determination is to be made, or by that person's parent or guardian, if the person is a minor, or is incompetent or unable to execute such an affidavit. The affidavit shall contain the following information:

  1.
  The name of the prior insurance carrier(s), benefit plan(s) or other payor(s) of medical benefits under which prior creditable coverage is asserted to exist.

  2.
  The date(s) that coverage commenced and ended under any such prior insurance, benefit plan, or other payor.

  3.
  The address, if known, of the insurance carrier(s), benefit plan(s) or other payor(s).

  4.
  The nature of the coverage under the prior insurance, benefit plan(s) or other benefit payor(s).

  5.
  A description of the efforts undertaken to obtain Certifications of prior creditable coverage, and the results of those efforts.

  6.
  The names, and addresses or telephone numbers, of former employers, insurance agents, human resource personnel, third party administrators, HMOs or medical providers that may have knowledge of the asserted prior coverage.

  1.
  Any other information that the affiant deems relevant.

        The affidavit, together with any other documentation submitted, including, but not limited to Summary Plan Descriptions or policies indicating prior coverage, pay stubs indicating deduction of premium amounts, Explanation of Benefits from prior coverage, written statements from persons with knowledge of prior coverage, and medical bills indicating payment by insurance or benefit plans, shall be reviewed and considered by the Plan Administrator. Subsequent to such review, the Plan Administrator shall provide a written determination of prior creditable coverage, if any, within thirty (30) days after the submission of the last item of evidence on behalf of the enrollee, or ninety (90) days from the enrollee's initial request for determination under this section, which ever occurs first. The Plan Administrator's determination shall be final and binding upon the Plan and all covered persons under the Plan.

        Please note:    It is the intent of the Plan to comply with all existing HIPAA regulations. If for some reason the information presented in the Plan differs from actual HIPAA regulations, the Plan reserves the right to administer claims involving HIPAA in accordance with such actual regulations.

COORDINATION OF BENEFITS (COB)

        The coordination of benefits provision is intended to prevent the payment of benefits which exceed expenses. It applies when the employee or any eligible dependent who are covered by the Plan are also covered by any other plan or plans, excluding an individual insurance policy. When more than one (1) coverage exists, one (1) plan normally pays its benefits in full and the other plan pays a reduced benefit. Only the amount paid by the Plan will be charged against the Plan maximums.

        In the event of a motor vehicle or premises accident, this Plan is not the primary coverage. This includes, but is not limited to auto, medical, no-fault, homeowners' insurance or medical payment coverage.

        The Plan will always pay either its benefits in full or a reduced amount which, when added to the benefits payable by the other plan or plans, will not exceed 100% of total allowable expenses.

        Allowable expense means a necessary, reasonable and customary item of expense for health care when the item of expense is covered, at least in part, by one (1) or more plans covering the individual for whom the claim is made. When a Plan provides benefits in the form of services rather than cash payments, then the reasonable cash value of each service rendered will be deemed to be both an allowable expense and a benefit paid.

        The coordination of benefits provision applies whether or not a claim is filed under the other plan or plans. If needed, authorization must be given to this Plan to obtain information as to benefits or services available from the other plan or plans, or to recover overpayments.

DEFINITIONS

        The term "Plan" as used in this section of Coordination of Benefits will mean any plan providing benefits or services for or by reason of medical, vision, or dental treatment, and such benefits or services are provided by:

  1.
  Group insurance or any other arrangement for coverage for covered persons in a group whether on insured or uninsured basis, including but not limited to:

  a.
  hospital indemnity benefits; and

  b.
  hospital reimbursement-type plans which permit the covered person to elect indemnity at the time of claims.

  2.
  Hospital or medical service organizations on a group basis, group practice and other group prepayment plans.

  3.
  Hospital or medical service organizations on an individual basis having a provision similar in effect to this provision.

  4.
  Any coverage for students which is sponsored by, or provided through a school or other educational institution.

  5.
  Any licensed health maintenance organization (HMO).

  6.
  Any coverage under a governmental program, and coverage required or provided by any statute.

  7.
  Group automobile insurance.

  8.
  Group, blanket or franchise insurance coverage.

  9.
  Individual automobile insurance coverage on an automobile leased or owned by the company.

  10.
  Individual auto insurance based upon the principles of "No-Fault" coverage,

  11.
  Individual no-fault auto insurance, by whatever name called.
Note:	The Plan is always a secondary plan to benefits provided under any mandatory no-fault auto insurance act in the state in which the covered individual resides.
If a no-fault policy provides coverage in excess of the minimum required by state law, the Plan will coordinate benefits with those coverages in effect.

The benefits of the Plan will not be available to you to the extent of minimum benefits required by the no-fault law for injuries suffered by a covered person while operating or riding in a motor vehicle owned by that covered person if said vehicle is not covered by no-fault automobile insurance as required by law.

  12.
  Homeowner or premises liability insurance, individual or commercial.

        The term "Plan" will be construed separately with respect to each policy, contract, or other arrangement for benefits or services, and separately with respect to that portion of any such policy, contract, or other arrangement which reserves the right to take the benefits or services of other Plans into consideration in determining its benefits and that portion which does not.

        The term "Claim Determination Period" means a calendar year during which the covered person for whom claim is made has been covered under the Plan.

COORDINATION PROCEDURES

        If a covered person is covered under more than one (1) plan, this coordination of benefits section will apply. This section will be used to determine the amount of benefits payable under the Plan for a covered person.

        One plan is the primary plan, and all the other plans are secondary, in the order described below. The primary plan pays its benefits first, without taking the other plans into consideration. The secondary plans then pay benefits up to the extent of their liability after taking into consideration the benefits provided by the other plans. Benefits under other plans include benefits which a covered person could have received if such benefits had been claimed.

  1.
  If a plan has no coordination of benefits provision (or similar provision), it is automatically the primary plan.

  2.
  If all the plans have coordination of benefits provisions, a plan is primary if it covers the person as an employee, and secondary if it covers the person as a dependent.

  3.
  If a person is covered as a dependent child under more than one (1) plan:

  a.
  the plan of the parent whose birthday falls earlier in the year is the primary plan (month and day only);

  b.
  if the father and mother have the same birthday, the plan covering the parent longer is the primary plan; or

  c.
  if the parents are separated or divorced, the rules below will apply:

  1)
  The plan covering the child as a dependent of the parent with legal custody of the child would be the primary plan; unless

  2)
  A court decree sets the obligation for medical expenses of such child. The plan which covers the child as a dependent of the parent with such obligation will be the primary plan.

      3)
      If the specific terms of a court decree state that the parents shall share joint custody, without stating that one (1) of the parents is responsible for the health care expenses of the child, the plan covering the child shall follow the order of benefits determination rules for dependent children of parents who are not separated or divorced.

      4)
      If a plan is "no-fault" auto insurance, it is the primary plan.

        If the primary plan is still not established by 1, 2, or 3 above then the plan that covers such person for the longest, continuous period of time will be the primary plan. Regardless of 1 through 3, a plan which covers the person as an employee (or a dependent of an employee) will be primary to the plan which covers the person as:

  1.
  a laid-off or retired employee;

  2.
  the dependent of a laid-off, retired or deceased employee; or

  3.
  a COBRA beneficiary who is continuing coverage in accord with federal law.

COORDINATION WITH MEDICARE FOR WORKING AGED

        If the covered person is an active employee age sixty-five (65) and over, the covered person must elect either:

  1.
  The Plan as the covered person's primary medical coverage, and Medicare as the covered person's secondary coverage, or

  2.
  Medicare for the covered person's primary coverage.

        The covered dependent spouse, age sixty-five (65) and over, of any active employee must also make an election.

        If the covered person elects Medicare as his/her medical coverage, his/her covered dependent spouse will also have Medicare as his/her medical coverage. If the covered person elects the Plan as his/her primary medical coverage, his/her dependent spouse may elect Medicare as his/her medical coverage or he/she may continue coverage under the Plan.

        Unless an election is made by a covered employee or dependent to choose Medicare as primary, coverage will automatically continue under the Plan, and the benefits of this Plan will be primary. If Medicare is elected, coverage under this Plan will terminate.

COORDINATION WITH MEDICARE FOR DISABLED COVERED PERSONS UNDER AGE 65

        For employers with fewer than one hundred (100) employees, the Plan is secondary and Medicare will be primary for the covered employee and his/her covered dependent spouse or child who is under age sixty-five (65) and eligible for Medicare for reason of disability.

        For employers with more than one hundred (100) employees, the Plan is primary and Medicare will be secondary for the covered employee and his/her covered dependent spouse or child who is under age sixty-five (65) and eligible for Medicare by reason of disability.

        Medicare will be considered a plan for the purpose of coordination of benefits. This Plan will coordinate benefits with Medicare whether or not the covered person or his/her dependent spouse or child is/are actually receiving Medicare benefits.

COORDINATION WITH MEDICARE FOR PERSONS WITH END STAGE RENAL DISEASE (ESRD)

        For employees or dependents under age sixty-five (65), if Medicare eligibility is due solely to End Stage Renal Disease (ESRD), the Plan will be primary only during the first thirty (30) months (or thirty-three [33] months, depending on whether a transplant or self-dialysis is involved) of Medicare coverage. Thereafter, this Plan will be secondary with respect to Medicare coverage.

        If an employee or dependent is under age sixty-five (65) when Medicare eligibility is due solely to ESRD, and the individual attains age sixty-five (65), the Plan will be primary for a full thirty (30) months (or thirty-three [33] months, depending on whether a transplant or self-dialysis is involved) from the date of ESRD eligibility. Thereafter, Medicare will be primary and the Plan will be secondary.

        If an employee or dependent is age sixty-five (65) and over, working and develops or is undergoing treatment of ESRD, the Plan will be primary for a full thirty (30) (or thirty-three [33] months from the date of ESRD eligibility. Thereafter, Medicare will be primary and the Plan will be secondary. Covered persons should be certain to enroll in Medicare Part A & B in a timely manner to assure maximum coverage. Contact the Social Security Administration office to enroll for Medicare.

        If this Plan is secondary, benefits under this Plan will be coordinated with the dollar amount that Medicare will pay, subject to the rules and regulations specified by federal law. A covered person who is eligible for Medicare will be considered to be covered for all benefits available under Medicare (Part A and Part B), regardless of whether or not the person has actually applied for Medicare coverage.

        Please note:    It is the intent of the Plan to comply with all existing Medicare regulations. If for some reason the information presented in the Plan differs from actual Medicare regulations, the Plan reserves the right to administer claims involving Medicare in accordance with such actual regulations.

CLAIMS DETERMINATION PERIOD

        Benefits will be coordinated on a calendar year basis. This is called the claims determination period.

RIGHT TO RECEIVE OR RELEASE NECESSARY INFORMATION

        For the purposes of determining the applicability of and implementing the terms of this coordination of benefits provision of this Plan or any provision of similar purpose of any other plan, the Plan may, without consent of or notice to any person, release to or obtain from any insurance company or other organization or person any information, with respect to any person, which the Plan deems to be necessary for such purposes. Any person claiming benefits under this Plan shall furnish to the Plan such information as may be necessary to implement this provision. A covered person, by receipt of benefits under this Plan, agrees to cooperate fully with the Plan and shall provide any information requested by the Plan within five (5) days of request.

PAYMENTS

        A payment made under another Plan may have included an amount that should have been paid under this Plan. If it does, the Plan Administrator may pay that amount to the organization that made the payment. That amount will then be treated as though it was a benefit paid under this Plan. The Plan Administrator will not pay that amount again. The term "payment made" includes providing benefits in the form of services. In this case "payment made" means the reasonable cash value of the benefits provided in the form of services.

RIGHTS OF RECOVERY

        Whenever payments have been made by the Plan, with respect to allowable expenses, in a total amount, at any time, in excess of the maximum amount of payment necessary at this time to satisfy the intent of this provision, the Plan shall have the right, exercisable alone and at its own discretion, to recover such excess payments to the extent of such excess from among one or more of the following, as the Plan shall determine: any persons, companies or other organizations to, or for, or with respect to whom payments have been made.

        If a covered person has been paid benefits under this Plan that are in excess of the benefits that should have been paid, or which should not, under the provisions of the Plan, have been paid, the Plan or the Plan Administrator may cause the deduction of the amount of such excess or improper payment from any subsequent benefits payable to such covered person or other present or future amounts payable to such person, or recover such amount by any other appropriate method that the Plan or the Plan Administrator, at its soles discretion, shall determine. Each covered person hereby authorizes the deduction of such excess payment from such benefits or other present or future compensation payments.

        Further, this Plan may pay benefits that are later found to be greater than the allowable charge. In this case, this Plan may recover the amount of the overpayment from the source to which it was paid.

THIRD PARTY RECOVERY PROVISION
(Applicable to ALL benefits available under this Plan)

RIGHT OF SUBROGATION AND REIMBURSEMENT

WHEN THIS PROVISION APPLIES

        In the event a covered person, his/her dependents and/or the covered person's guardian or estate (herein referred to as "Plan beneficiary") is eligible for benefits under this Plan for medical, dental or vision care costs as a result of any injury or illness and such Plan Beneficiary initiates a claim with regard to ANY potentially liable third party, insurance carrier or additional entity (other than the Plan) which is or becomes obligated to reimburse to the Plan beneficiary the costs of treatment for such injury or illness, the Plan shall have a right of subrogation with respect to any full or partial amounts recovered from any and all third parties and shall have a first priority lien on the amount of the benefits paid under this Plan with regard to such injury or illness even if the Plan beneficiary has not received compensation for all of his or her damages or is not made whole by any such settlement or recovery. This lien shall remain in effect until the Plan is repaid in full.

        As a condition to participating in and receiving benefits under this Plan, the Plan beneficiary agrees:

  1.
  To reimburse the Plan for any such benefits paid to, or on the behalf of, the Plan beneficiary when said benefits are recovered, in part or in full, in any form, regardless of how classified or characterized, from any person, corporation, entity, no-fault carrier, uninsured motorists carrier, underinsured motorist carrier, other insurance policies or funds; and

  2.
  To reimburse the Plan for any such benefits paid to or on the Plan beneficiary's behalf, is first priority, regardless of whether the settlement or judgment specifically designates the recovery, or a portion thereof, as including medical, disability or other expenses or damages; and

  3.
  To refrain from releasing, without obtaining the Plan's written prior approval, any party, person, corporation, entity, insurance company, insurance policies or funds that may be potentially liable for or obligated to the Plan beneficiary for the injury or illness; and

  4.
  Without limiting the preceding, to subrogate the Plan to any and all claims, causes of action or rights that the Plan beneficiary has or that may arise against any person, corporation and/or other entity and to any coverage, no-fault coverage, uninsured motorist coverage, underinsured motorist coverage, homeowner's insurance coverage, renter's insurance coverage, medical malpractice insurance coverage, any liability plan coverage, other insurance policies or funds (herein referred to as "coverage") who has or may have caused, contributed to or aggravated the injury or condition for which the Plan beneficiary claims an entitlement to benefits under this Plan, regardless of how classified or characterized.

  5.
  To cooperate fully with the Plan Administrator, its agents, attorneys and assigns, regarding the recovery of any monies paid by the Plan for which a third party, their representative or their insurer, or the Plan beneficiary's representative or insurer may be liable including, but not limited to, providing full and complete disclosure and information to the Plan Administrator, upon request and in a timely manner, of all efforts by any person to recover any such monies; providing the Plan Administrator with any and all documents, papers, reports and the like regarding demands, litigation, or settlements concerning recovery of monies paid by the Plan; notifying the Plan Administrator of the amount and source of any monies received from third parties from which the Plan may be entitled to repayment.

  6.
  Not to engage in any act directly, indirectly, personally or through third persons to interfere with the Plan's rights to recover hereunder, nor conceal or attempt to conceal the fact that recovery has or will occur.

AMOUNT SUBJECT TO SUBROGATION OR REIMBURSEMENT

        The Plan beneficiary agrees to recognize the Plan's right to subrogation and reimbursement. These rights provide the Plan with a first priority over any funds, full or partial, that the Plan beneficiary settles for, recovers or is reimbursed by a third party or coverage to a covered person relative to the injury or illness, including a first priority over any claim for non-medical or dental charges, attorney fees, or other costs and expenses. The Plan beneficiary agrees to hold any such funds received, regardless if it is a full or partial recovery amount, in trust for the benefit of the Plan, and to reimburse the Plan for all benefits paid or that will be paid as a result of said injury or illness, regardless of whether the Plan beneficiary has not received compensation for all of his or her damages or is not made whole. If the Plan beneficiary fails to reimburse the Plan for all benefits paid or to be paid, as a result of said injury or illness, out of any and all recovery or reimbursement received, the Plan beneficiary will be liable for any and all expenses (whether fees or costs) associated with the Plan's attempt to recover such money from the Plan beneficiary.

PURSUIT OF LEGAL ACTION

        If the Plan beneficiary decides to pursue a third party or any Coverage available to him/her as a result of said injury or illness, the Plan beneficiary agrees to include the Plan's subrogation claim in that action and if there is a failure to do so the Plan will be legally presumed to be included in such action or recovery. The Plan shall not be liable for any expenses in connection with the recovery (whether fees or costs) of monies unless the Plan shall have agreed in advance in writing to bear a portion or all of the expense thereof. Should a Plan beneficiary undertake negotiations or file a lawsuit to recover any kind of damages from any third party or Coverage who may be liable for the expenses paid by the Plan, then the Plan beneficiary shall, first, notify the Plan Administrator and, second, notify his or her attorney of the Plan's rights and the subrogation trust and lien created by this provision.

        In the event the Plan beneficiary fails to pursue his or her remedy or claim against any potentially liable third party or Coverage, then the Plan shall be subrogated to all rights of such Plan beneficiary so that such rights or claims may be prosecuted, compromised, or settled by the Plan in the Plan beneficiary's name at the Plan's sole discretion. If any such action is taken by the Plan, then the Plan beneficiary authorizes the Plan to execute any and all documents necessary to pursue said claims in the Plan beneficiary's name, and the Plan beneficiary agrees to fully cooperate with the Plan in the prosecution of any such claims.

        The Plan beneficiary agrees to take no prejudicial actions against the subrogation rights of the Plan or to in any way impede the action taken by the Plan to recover its subrogation claim.

        The cooperation of the Plan beneficiary shall include a duty to provide information, execute and deliver any acknowledgement and other legal instruments documenting the Plan's subrogation rights and take such action as requested by the Plan to secure the subrogation rights of the Plan. The Plan beneficiary agrees and acknowledges that they will respond within ten (10) days to all inquiries of the Plan regarding the status of any claim that they may have against any third parties or Coverage including, but not limited to, no-fault, uninsured and underinsured. Inquiries by the Plan may include, but are not limited to, requests for accident reports, names and addresses of other parties involved in the accident or occurrence and potential witnesses, information regarding other insurance policies that may apply, including the name and address of agents and adjusters for those insurance policies, information regarding offers of settlement from third parties or their insurers and information regarding any legal proceedings related to the accident or occurrence. The Plan beneficiary shall notify the Plan immediately of the name and address of any attorney whom the Plan beneficiary engages to pursue any personal injury claim on their behalf.

        The Plan beneficiary acknowledges that the Plan's subrogation rights shall be considered a first priority claim against ANY potentially liable third party and/or coverage and is to be paid before any other claims for the Plan beneficiary as the result of such injury or illness, regardless if the Plan beneficiary has not received compensation for all of his or her damages or is not made whole.

        If the Plan or its representative independently pursues and obtains a recovery in the Plan beneficiary's name, any amounts recovered shall be used as follows: first, to pay the expenses of collection; second, to reimburse the Plan for any amounts that it has paid or may be required to pay in the future for such injury or illness of the Plan Beneficiary; and, third, any amounts then remaining shall be distributed to the Plan Beneficiary. The Plan will not pay or be responsible, without its written consent, for any fees or costs associated with a Plan beneficiary pursuing a claim against any third party or coverage. Monies or benefits paid by the Plan shall be repaid in full, notwithstanding any "made whole" or "common fund" or similar law unless a reduction or compromise is agreed to in writing or required pursuant to court order.

SUBROGATION AGREEMENT

        Before the Plan shall pay any benefits to or on behalf of a Plan beneficiary, the Plan beneficiary must execute and return a Subrogation Agreement to the Plan Administrator and supply other reasonable information and assistance as may be requested by the Plan Administrator regarding the claim or potential claim. If the Subrogation Agreement is not executed and returned or if information and assistance is not provided to the Plan Administrator, no benefits will be payable under the Plan with respect to costs incurred in connection with such injury or illness unless and until claims for such costs have been submitted to and paid by any potentially liable third party and/or coverage to the Plan beneficiary for such injury or illness. In that regard, the Plan beneficiary must provide the Plan Administrator with proof of payment by such other party before any non-reimbursed costs relating to the injury or illness will be considered for coverage by the Plan.

PLAN ADMINISTRATOR'S AUTHORITY

        The Plan Administrator retains sole and final discretionary authority to interpret all Plan provisions and their final effect.

CLAIMS PROCEDURES

        The following information sets forth the claims procedures for this Plan including the requirements for filing a claim for benefits as well as the remedies available under the Plan for review of claims which are denied in whole or in part (i.e., appeals process). These procedures are as specified by the Department of Labor (DOL) Claims Regulations and required by Section 102(b) of the Employee Retirement Income Security Act (ERISA).

        Per the DOL Claims Regulations, all ERISA plans must establish and maintain reasonable claims procedures. The basic structure of any claims procedure involves: 1) a claim for benefits by a plan covered person or beneficiary or by an authorized representative; 2) a benefit determination by the plan; 3) any appeal by the claimant or authorized representative of an adverse determination; and 4) the determination on review by the plan.

        Please note:    The Claims Administrator does NOT exercise final authority over benefit determinations. The Plan Administrator for the Plan has the final authority over all benefit determinations under this Plan.

DEFINITIONS

        "Adverse Benefit Determination"—An "adverse benefit determination" means a denial, reduction or termination of, or a failure to provide or make payment (in whole or in part) for a benefit including any such denial, reduction, termination or failure to provide or make payment that is based on a determination of a covered person's or beneficiary's eligibility to participate in the Plan including claims based on utilization review, experimental and investigational exclusions and/or medical necessity.

        "Claimant"—A "claimant" is 1) any Plan covered person or beneficiary making a claim for benefits; 2) a health care provider and health care facility that received a proper assignment of benefits from the covered individual if consistent with Plan provisions; or 3) an authorized representative acting on behalf of a claimant.

        "Claim for Benefits"—A "claim for benefits" is a request for a Plan benefit(s) made by a claimant in accordance with the Plan's reasonable procedures for filing benefit claims as specified in this Plan.

        "Concurrent Care Decision"—A "concurrent care decision" is a benefit determination that occurs when a group health plan has approved an ongoing course of treatment to be provided over a period of time or for a specified number of treatments, and the plan is requesting a reduction or termination of such course of treatment (other than by plan amendment or plan termination) before the end of such period of time or number of treatments has been completed. These types of "decisions" shall be treated as an adverse benefit determination subject to appeal by the claimant within special timelines.

        "Group Health Plan"—A "group health plan" is an employee welfare benefit plan within the meaning of ERISA §3 to the extent that such plan provides "medical care," within the meaning of the HIPAA provisions of ERISA §733(a), to employees or their dependents (as defined under the terms of this Plan) directly or through insurance or otherwise. Group health plans include: health insurance plans, HMOs, self-funded health plans, dental plans, vision plans, mental or behavioral health treatment programs, drug or alcohol treatment programs, health clinics, prescription drug plans, health FSAs (under a cafeteria plan), executive medical reimbursement plans, and employee assistance plans (if they provide medical care.)

        "Health Care Professional"—A "health care professional" means a physician or other health care professional licensed, accredited or certified to perform specified health services consistent with State law.

        "Medical Care"—"Medical Care" for the purposes under the definition of "group health plan" means amounts paid for: a) the diagnosis, cure, mitigation, treatment, or prevention of disease, or amounts paid for the purpose of affecting any structure or function of the body; b) transportation primarily for and essential to medical care referred to in subparagraph (a); and c) insurance covering medical care referred to in subparagraphs (a) and (b).

        "Post-Service Claim"—Post-service claims are claims that involve only the payment or reimbursement of the cost for medical care that has already been provided.

        "Relevant Information"—"Relevant information" means any information if it:

  1.
  was relied upon in making the benefit determination;

  2.
  was submitted, considered or generated in the course of making the benefit determination, without regard to whether such document, record or other information was relied upon in the making the benefit determination;

  3.
  demonstrates compliance with the plan's administrative processes and consistency safeguards required in making the benefit determination; or

  4.
  constitutes a statement of policy or guidance with respect to the plan concerning the denied treatment option or benefit for the claimant's diagnosis, without regard to whether such advice or statement was relied upon in making the benefit determination.

AUTHORIZED REPRESENTATIVE

        An authorized representative may act on behalf of a claimant in pursuing or appealing a benefit claim. For post-service claims, a written authorization, which is signed by the Plan covered person or beneficiary, must be completed on a form provided by the Plan that designates the authorized representative of the claimant. Any communication by a health care professional evidencing knowledge of the claimant's medical condition will have to be accepted as sufficient to establish authorized representative status.

CLAIMS PROCEDURES NOT TRIGGERED

        The following are examples of instances in which the DOL Claims Regulation requirements, as set forth herein, are not triggered:

  1.
  An inquiry as to eligibility, which does not request benefits;

  2.
  A request for prior approval of a benefit, provided that prior approval is not normally required by the Plan; and

  3.
  Casual inquiries about benefits under the Plan.

HOW TO FILE A CLAIM

        PLEASE NOTE: A Claim for Benefit review does not guarantee benefits or payment on behalf of the Plan. Benefits are subject to the Plan limitations, Plan pre-existing exclusions, Plan provisions and eligibility requirements in effect at the time the services are rendered.

        A claim for benefits by a Plan covered person or beneficiary or by an authorized representative (referred to as a "claimant" in the regulations) must provide the following necessary information for the Plan to provide a benefit determination:

        The type of Claim for Benefit:

  •
  Post-service Claim

  •
  Concurrent Care Claim

        The Claim for Benefit should clearly identify the following information:

  •
  Plan Covered person

  •
  Plan Name

  •
  Dependent Name (if applicable)

  •
  Plan Number

  •
  Social Security Number or Identification Number

  •
  A detailed description of the service(s) or proposed service(s), product(s) or procedure(s). If necessary, medical history or chart information to demonstrate medical necessity.

  •
  Date of service(s) or anticipated date of service(s).

  •
  Any and all corresponding identifying CPT or HCPCS code(s) and description(s).

  •
  Any and all corresponding identifying ICD-9 diagnosis code(s).

  •
  Complete name, address, telephone number, facsimile number, contact name, tax identification number of the provider requesting a claim for benefit. If the service(s), product(s) or procedure(s) is being rendered at or by a different provider, the same information is needed.

  •
  Anticipated charges or fees.

  •
  Assignment of benefits, signed (if payment is to be made to the provider).

  •
  Release of information statement.

        PLEASE NOTE: THE DATE THAT A CLAIM IS CONSIDERED "FILED" IS THE DATE THAT IT IS STAMPED "RECEIVED" BY MOUNTAIN STATES ADMINISTRATION CO., INC.

        The information may be submitted via regular mail or facsimile to the address and/or facsimile number below:

  For all dental claims:

  Claim for Benefits Department
  Mountain States Administration Co., Inc.
  13901 E. Exposition Avenue
  Aurora, CO 80012

  Monday - Friday, 8:00 a.m. - 4:30 p.m. MST

  Telephone: (303) 360-9600 Local
  (800) 828-8847 Toll Free
  (800) 828-8012 Toll Free

  Facsimile: (303) 360-7100

  For medical claims inside Colorado:

  Sloans Lake Managed Care
  PO Box 241322
  Denver, CO 80224-9322

  Telephone: (800) 850-2249
  Facsimile: (303) 504-5344

  For medical claims outside Colorado:

  MultiPlan
  PO Box 241234
  Denver, CO 80224

  Telephone: (800) 546-3887

CLAIMS FILING DEADLINE

        The covered person is encouraged to submit the bill as directed above as soon as the expense is incurred. Benefits are based on the Plan's provisions at the time the charges are incurred. Charges are considered incurred when treatment or care is given or a procedure performed. All claims must be filed within ninety (90) days from the date the expense is incurred. Expenses for claims filed more than fifteen (15) months from the date the expenses are incurred may be denied.

BENEFIT DETERMINATIONS

        The time period for benefit determinations begins running when a claim is filed, even if the claim is incomplete. However, if a claimant files an incomplete post-service claim, the Plan may extend the time to make its determination if it gives the claimant prior notice. When the time is extended because of the claimant's failure to submit information necessary to decide the claim, the time for the benefit determination is "tolled" (i.e., suspended) from the date the extension notice is sent until the date the claimant responds to the request for additional information. The claimant shall be given forty-five (45) calendar days from receipt of the notice to supply the additional information. If the claimant never responds, the time for determination never restarts. However, in the interests of finality, if the additional information is not received within the forty-five (45) days, the claimant shall be notified that the claim is denied.

        Post-Service Claims—Once a post-service claim is received by the Plan, an initial adverse benefit determination, if applicable, must be made within a reasonable period of time, but no more than thirty (30) calendar days.

        A 15-calendar-day extension may be made if "matters beyond control of the Plan" require it (e.g., filing of an incomplete claim or failing to provide a required authorization form for a claim filed by an authorized representative) if proper notice is given to the claimant. The extension notice shall indicate the matters beyond the control of the Plan that give rise to the need for the extension and the date by which a determination is expected to be made.

        If the post-service claim that is filed is incomplete, the benefit determination period is suspended ("tolled") from the date the extension notice is sent until the date the claimant responds to the request for additional information up to at least forty-five (45) calendar days. If the claimant never responds, the time for determination never restarts. However, in the interests of finality, if the additional information is not received within the forty-five (45) days, the claimant shall be notified that the claim is denied.

        Concurrent Care Decision—When the Plan has approved an ongoing course of treatment to be provided over a period of time or number of treatments, any decision to reduce or terminate the course of treatment (other than by Plan amendment or Plan termination) before the end of the period of number of treatments shall be treated as an adverse benefit determination. Notification of such a concurrent care decision must be given to the affected Plan covered person or beneficiary in sufficient time to allow an appeal and determination on review before the treatment is terminated or reduced.

ADVERSE BENEFIT DETERMINATION AND APPEALS

        The Plan has established and maintains an appeals procedure for adverse benefit determinations under which claimants receive full and fair review of the claim and the adverse benefit determination. The purpose of the "full and fair review" requirement is to provide claimants with enough information to prepare adequately for further administrative review or an appeal to the federal courts.

        The following sets forth the requirements under this Plan regarding filing an appeal of an adverse benefit determination.

        PLEASE NOTE: THE DATE THAT AN APPEAL IS CONSIDERED "FILED" IS THE DATE THAT IT IS STAMPED "RECEIVED" BY MOUNTAIN STATES ADMINISTRATION CO., INC.

General Information

        Time limit to file an Appeal:    The claimant shall have 180 calendar days from receipt of the adverse benefit determination notification to file an initial appeal. Any second level appeals must be filed within 60 days of the initial appeal's decision.

HOW TO FILE AN APPEAL

1.
Request from the Claims Administrator a review of any claim for benefits. When requesting a review, you should state the reason you feel the claim is valid, and submit any information, questions, or comments you feel would be appropriate in reconsidering the claim. Additionally, such request must include: the name of the Employee, his or her Social Security number, the name of the patient and the Group Identification Number, if any.

2.
File the request for review in writing, stating in clear and concise terms the reason or reasons for this disagreement with the handling of the claim.

        The information may be submitted via regular mail or facsimile to the address and/or facsimile number below:

Claim for Benefits Department
Mountain States Administration Co., Inc.
13901 E. Exposition Avenue
Aurora, CO 80012

Telephone: (303) 360-9600 Local	Facsimile: (303) 360-7100
(800) 828-8847 Toll Free
(800) 828-8012 Toll Free

Monday - Friday, 8:00 a.m. - 4:30 p.m. MST

        Appeal decisions shall be made by Plan Fiduciary:    Benefit determinations on review (i.e., an appeal of an adverse benefit determination) shall be made by a fiduciary of the Plan. The final decision shall be reviewed fully and independently by the Plan Administrator or other fiduciary in the event of an appeal.

        Appeal decisions will not be decided by the same person who reviewed the initial claim:    The named fiduciary (i.e., Plan Administrator or other fiduciary) may not afford deference to (i.e., take into consideration or give weight to) the initial adverse benefit determination by the Claims Administrator and shall be neither the individual who made the initial adverse benefit determination nor the subordinate of that individual.

        Claimant access to copies of information relevant to the Claim:    A claimant shall, upon request and free of charge, be given reasonable access to and copies of all documents, records and other information relevant to the claimant's claim for benefits. A document, record or other information will be considered "relevant" to a group health claim if it:

  1.
  was relied upon in making the benefit determination;

  2.
  was submitted, considered or generated in the course of making the benefit determination, without regard to whether such document, record or other information was relied upon in the making the benefit determination;

  3.
  demonstrates compliance with the Plan's administrative processes and consistency safeguards required in making the benefit determination; or

  4.
  constitutes a statement of policy or guidance with respect to the Plan concerning the denied treatment option or benefit for the claimant's diagnosis, without regard to whether such advice or statement was relied upon in making the benefit determination.

        Claimant shall have opportunity for submission of comments:    The claimant shall have the opportunity to submit written comments, documents, records and other information relating to the claim for benefits. Such submissions should be made to the Claims Administrator as soon as possible once the adverse benefit determination notification to the claimant has been received.

        Consideration of all claimant's submissions:    The appeals procedures shall require the named fiduciary, as named above, to take into account all comments, documents, records and other information from the claimant or the claimant's authorized representative, regardless of whether the information was considered in the initial benefit determination.

        Consultation with "Independent" Medical Expert:    Where the appeal of an adverse group health determination is based (in whole or in part) on a medical judgment including determinations with regard to whether a particular treatment, drug or other item is experimental, investigational or not medically necessary or appropriate, the appeals procedures shall require the named fiduciary, as named above, deciding the appeal to consult with a health care professional who has appropriate training and experience in the field of medicine involved in the medical judgment. The health care professional retained for consultation must be an individual who is neither an individual who was consulted in connection with the adverse benefit determination that is the subject of appeal, nor the subordinate of any such individual. The Plan shall have in place an arrangement for obtaining medical expertise, as necessary, either internally or through third parties. Those arrangements must be able to provide enough different doctors and experts, so that a Plan can consult with an individual at the appeals level different than one consulted on the claims level.

        Identification of Medical/Vocational Experts:    If a Plan obtains advice from a medical or vocational expert in connection with a benefit determination, the Plan must provide for identification of the expert, even if the Plan did not rely on the advice in making the benefit determination. The identity of the expert will be provided to the claimant upon request.

TIME FRAMES FOR APPEAL DECISIONS

        Post-Service Claim Appeals: An appeal of a post-service claim shall be decided upon within a reasonable period but not later than sixty (60) calendar days after the receipt of the appeal with no extensions allowed. If two appeals are provided under the Plan, each shall have a thirty (30) calendar day time limit.

        Concurrent Review Appeals: An appeal of a concurrent review reduction/ termination shall be decided upon before treatment ends or is reduced.

RULES AND LIMITATIONS ON APPEALS

        Any claimant who is dissatisfied with an initial benefit determination may file an appeal. The Plan will allow for a second, final appeal if the claimant is still dissatisfied with the claim decision.

        The time period for the notification of the decision on each appeal shall be provided to the claimant no later than thirty (30) calendar days after the receipt by the Plan of the appeal. Any second level appeals must be filed by the claimant within sixty (60) days of the initial appeal's decision.

EXPLANATION OF BENEFITS (EOBs)

        An EOB, which indicates that benefits are denied, reduced or terminated for reasons of ineligibility, application of any utilization review, exclusion or limitation due to treatments being experimental or investigational in nature, or a service or treatment is found to not be medically necessary, constitutes a denial of benefits and requires a response from the Claims Administrator as if it were making an adverse benefit determination.

        Other reasons for denials (e.g., deductibles, visits or day limits, annual maximum, lifetime maximums, excluded services or supplies, etc.) do not necessarily trigger the claims procedures, as specified herein, since all benefits were paid in accordance with the Plan's specified terms.

CONSISTENCY SAFEGUARDS

        The Plan's claims procedures include administrative processes and safeguards designed to ensure and to verify that benefit claim determinations are made in accordance with governing Plan documents and that, where appropriate, the Plan provisions have been applied consistently with respect to similarly-situated claimants.

        Examples of consistency safeguards—1) a written record of past benefit determinations organized in a way that Plan representatives (including new employees or new outside administrators having no institutional memory) are able to research prior determinations by Plan provision and with reference to fact situations commonly occurring under the Plan; 2) retaining copies of all written notifications of benefit determinations including the reasons for adverse determinations, the reasons for reversing benefit denials on appeal and the Plan provisions implicated; 3) keep an index of decisions by medical procedure (e.g., medical necessity, experimental/investigational exclusions, fertility exclusion, etc.); and 4) assigning an internal case or control number for each appealed claim and claim file.

PROHIBITED LANGUAGE

        Claims procedures language may NOT contain any provision or be administered in any way that "unduly inhibits or hampers the initiation or processing of claims for benefits." For example, the Plan cannot require a payment of a fee or impose a cost as a condition for processing claims or appeals. Additionally, if a plan makes arbitration a part of its claims procedures, the claimant cannot be required to share in the cost of the arbitration. Also, benefit denial for failure to obtain prior approval before incurring cost to the plan cannot be enforced where obtaining prior approval is impossible or if the process of obtaining prior approval could seriously jeopardize the life or health of the claimant (e.g., claimant is unconscious and needs immediate care).

IMMEDIATE RIGHT TO FILE A SUIT IF CLAIMS PROCEDURES ARE INADEQUATE

        The claimant has the right to go immediately to court and file suit under § 502(a) of ERISA, without exhausting administrative procedures as is typically required, if the claims procedures of this Plan are inadequate. "Substantial compliance" of claims procedures is NOT acceptable.

        If the claims procedures are deemed adequate, the covered person must exhaust all of the claims appeal procedures before filing a lawsuit for benefits.

LIMIT ON FILING A SUIT AFTER FINAL BENEFIT DETERMINATION ON AN APPEAL

        The claimant shall have six (6) months after the final benefit determination of an appeal is made by the Plan in order to file a lawsuit in court. Any lawsuits filed after this time as specified shall be impermissible.

RESPONSIBILITIES FOR PLAN ADMINISTRATION

PLAN ADMINISTRATOR

        Scott's Liquid Gold & Affiliated Companies Employee Benefit Health and Welfare Plan is the benefit plan of Scott's Liquid Gold-Inc. & Affiliated Companies, the Plan Administrator, also called the Plan Sponsor. It is to be administered by the Plan Administrator in accordance with the provisions of ERISA. An individual may be appointed by Scott's Liquid Gold-Inc. & Affiliated Companies to be Plan Administrator and serve at the convenience of the employer. If the Plan Administrator resigns, dies or is otherwise removed from the position, Scott's Liquid Gold-Inc. & Affiliated Companies shall appoint a new Plan Administrator as soon as reasonably possible.

        The Plan Administrator shall administer this Plan in accordance with its terms and establish its policies, interpretations, practices, and procedures. It is the express intent of this Plan that the Plan Administrator shall have maximum legal discretionary authority to construe and interpret the terms and provisions of the Plan, to make determinations regarding issues which relate to eligibility for benefits, to decide disputes which may arise relative to a covered person's rights, and to decide questions of Plan interpretation and those of fact relating to the Plan. The decisions of the Plan Administrator are final and binding on all interested parties.

        Service of legal process may be made upon the Plan Administrator.

DUTIES OF THE PLAN ADMINISTRATOR

1.
To administer the Plan in accordance with its terms.

2.
To interpret the Plan, including the right to remedy possible ambiguities, inconsistencies or omissions.

3.
To decide disputes which may arise relative to a covered person's rights.

4.
To prescribe procedures for filing a claim for benefits and to review claim denials.

5.
To keep and maintain the Plan documents and all other records pertaining to the Plan.

6.
To appoint a Claims Administrator to pay claims.

7.
To perform all necessary reporting as required by ERISA.

8.
To establish and communicate procedures to determine whether a medical child support order is qualified under ERISA Sec. 609.

9.
To delegate to any person or entity such powers, duties and responsibilities as it deems appropriate.

PLAN ADMINISTRATOR COMPENSATION

        The Plan Administrator serves without compensation; however, all expenses for plan administration, including compensation for hired services, will be paid by the Plan.

FIDUCIARY

        A fiduciary exercises discretionary authority or control over management of the Plan or the disposition of its assets, renders investment advice to the Plan or has discretionary authority or responsibility in the administration of the Plan.

FIDUCIARY DUTIES

        A fiduciary must carry out his or her duties and responsibilities for the purpose of providing benefits to the employees and their dependent(s), and defraying reasonable expenses of administering the Plan. These are duties which must be carried out:

  1.
  with care, skill, prudence and diligence under the given circumstances that a prudent person, acting in a like capacity and familiar with such matters, would use in a similar situation;

  2.
  by diversifying the investments of the Plan so as to minimize the risk of large losses, unless under the circumstances it is clearly prudent not to do so; and

  3.
  in accordance with the Plan documents to the extent that they agree with ERISA.

THE NAMED FIDUCIARY

        A "named fiduciary" is named as such in the Plan. A named fiduciary can appoint others to carry out fiduciary responsibilities (other than as a trustee) under the Plan. These other persons become fiduciaries themselves and are responsible for their acts under the Plan. To the extent that the named fiduciary allocates its responsibility to other persons, the named fiduciary shall not be liable for any act or omission of such person unless either:

  1.
  the named fiduciary has violated its stated duties under ERISA in appointing the fiduciary, establishing the procedures to appoint the fiduciary or continuing either the appointment of the procedures; or

  2.
  the named fiduciary breached its fiduciary responsibility under Section 405(a) of ERISA.

CLAIMS ADMINISTRATOR IS NOT A FIDUCIARY

        A Claims Administrator is not a fiduciary under the Plan by virtue of paying claims in accordance with the Plan's rules as established by the Plan Administrator.

GENERAL PLAN PROVISIONS

PURPOSE

        The purpose of this Plan Document and Summary Plan Description is to set forth the provisions of the Plan which provide for the payment or reimbursement of all or a portion of eligible medical and dental expenses. The terms of this Plan are legally enforceable, and the Plan is maintained for the exclusive benefit of eligible employees and their covered dependents.

ENTIRE PLAN DOCUMENT

        This document constitutes the entire Plan. The Plan shall not be deemed to constitute a contract of employment or to give any employee of the employer the right to be retained in the service of the employer or to interfere with the right of the employer to discharge any employee.

CONTRIBUTIONS TO THE PLAN

        The amount of contributions to the Plan are to be made on the following basis:

        The employer shall from time to time evaluate the costs of the Plan and determine the amount to be contributed by the employer and the amount to be contributed (if any) by each employee.

        Participation is this Plan is entirely voluntary. The employer reserves the right to modify the amount of any employee contributions. If the fund resulting from employee contributions is insufficient to pay benefits provided by this Plan, the employer will make the necessary contributions to enable benefits to be paid.

        Any employee contributions to this Plan will be initially applied to insurance premiums and then to administrative fees. Any employee contributions in excess of funds needed for premiums and fees will be used to pay claims.

FUNDING POLICY

        Notwithstanding any other provision of the Plan, the employer's obligation to pay claims otherwise allowable under the terms of the Plan shall be limited to its obligation to make contributions to the Plan as set forth in the preceding paragraph entitled "Contributions To The Plan." Payment of said claims in accordance with these procedures shall discharge completely the employer's obligation with respect to such payments.

        In the event that the employer terminates the Plan, then as of the effective date of termination, the employer (and covered employee and dependents and COBRA participants) shall have no further obligation to make additional contributions to the Plan. In addition, coverage for allowable claims filed after such Plan termination date shall be limited to those remaining assets of the fund (if any) not required to pay claims filed before the effective Plan termination date. If the fund's assets are not sufficient to fund the benefits otherwise payable under this Plan, then such benefits shall not be payable under this Plan and neither the Plan Sponsor, named fiduciary, Plan Administrator, or trustee shall be liable for such benefits.

THE TRUST AGREEMENT

        If this Plan is established under a trust agreement, that agreement is made a part of the Plan. A copy of the appropriate agreement is available for examination by employees and their dependent(s) at the office of the Plan Administrator during normal business hours. Also, upon written request, the following items will be furnished to an employee or dependent:

  1.
  A copy of the trust agreement.

  2.
  A complete list of employers and employee organizations sponsoring the Plan.

        Service of legal process may be made upon a Plan trustee.

PLAN AMENDMENTS/MODIFICATION/TERMINATION

        If the Plan is terminated, the rights of the covered persons are limited to expenses incurred before termination. All previous contributions by the employer shall continue to be issued for the purpose of paying benefits under the provisions of this Plan with respect to claims arising before such termination, or shall be used for the purpose of providing similar health benefits to covered persons, until all contributions are exhausted.

        The employer intends to maintain this Plan indefinitely; however, it reserves the right, at any time, to amend, suspend or terminate the Plan in whole or in part. This includes amending the benefits under the Plan or the trust agreement (if any). The authority to make any such amendments to the Plan is that of the Plan Administrator or to whom the Plan Administrator delegates authority. Any such amendment, modification, revocation or termination of the Plan shall be authorized and signed by the Plan Administrator or his/her delegate of the employer. Written evidence of such delegation of authority shall be provided to the Claims Administrator.

        The Plan Administrator shall notify all covered persons of any amendment modifying the substantive terms of the Plan as soon as administratively feasible after its adoption, but in no event later than 120 days of such decision. If there is a material reduction in covered services or benefits, the Plan must give covered persons and beneficiaries a summary of the change within sixty (60) days after the effective date of the change. As an alternative, the Plan can meet this requirement if it gives a summary of benefits every 90 days. Such notification shall be in the form of a Summary of Material Modifications (within the meaning of ERISA section 102(a) (1) and Labor Reg. Section 2520.104 b 3) unless incorporated in an updated Summary Plan Description (as described in ERISA Section 102(b)).

PLAN IS NOT AN EMPLOYMENT CONTRACT

        The Plan Document and Summary Plan Description constitute the primary authority for administration of the Plan. The establishment, administration and maintenance of this Plan will not be deemed to constitute a contract of employment, give any employee of the employer the right to be retained in the service of the employer, or to interfere with the right of the employer to discharge or otherwise terminate the employment of any employee.

CONSISTENCY WITH POLICIES OF INSURANCE AND CONTRACTS FOR MEDICAL REVIEW SERVICES

        The Plan is intended to be consistent with any contracts for policies of insurance under which the employer makes contributions, and with any contracts for medical review services. To the extent the terms of this Plan are inconsistent with such contracts, the terms of such contracts shall prevail.

CLERICAL ERROR

        Any clerical error by the Plan Administrator or an agent of the Plan Administrator in keeping pertinent records or a delay in making any changes will not invalidate coverage otherwise validly in force or continue coverage validly terminated. An equitable adjustment of contributions will be made when the error or delay is discovered.

        If, due to a clerical error, an overpayment occurs in a Plan reimbursement amount, the Plan retains a contractual right to the overpayment. The person or institution receiving the overpayment will be required to return the incorrect amount of money. In the case of a covered person, if it is requested, the amount of overpayment will be deducted from future benefits payable.

ALTERNATE RECIPIENT PROVISION

        The Plan must make payments to the employee's separated/divorced spouse, state child support agencies or Medicaid agencies if required by a qualified medical child support order (QMCSO) or state Medicaid law.

ASSIGNMENT OF BENEFITS

        Payments will also be made in accordance with any assignment of rights required by a state Medicaid plan.

LEGAL PROCEEDINGS

        No action at law or in equity shall be brought to recover on the Plan prior to the expiration of six (6) months after the final benefit determination of an appeal is made by the Plan in order to file a lawsuit in court. Any lawsuits filed after this time as specified shall be impermissible.

HEALTH STATEMENTS

        In the absence of fraud or material misrepresentation, all statements, including oral statements, made to or by a covered person or provider regarding coverages, eligibility and or benefits under the Plan will be deemed representations and not warranties. No such representation will void or alter the Plan benefits, except in the case of fraud or material misrepresentation, or be used in defense of a claim or prosecution of a claim hereunder unless a written copy of an instrument containing such representation is or has been furnished to the covered person or provider.

FREE CHOICE OF PHYSICIAN

        The covered person shall have free choice of any legally qualified physician or surgeon, and the physician-patient relationship shall be maintained.

WORKERS' COMPENSATION NOT AFFECTED

        This Plan is not in lieu of, and does not affect any requirement for coverage by Workers' Compensation Insurance.

MISCELLANEOUS

        Section titles are for convenience of reference only and are not to be considered in interpreting this Plan.

        No failure to enforce any provision of this Plan shall affect the right thereafter to enforce such provision, nor shall such failure affect its right to enforce any other provision of the Plan.

RIGHT TO OFF-SET

        The Plan has a right of off-set to satisfy reimbursement claims against covered persons for money received by the covered person from a third party, including any insurer. If the covered person fails or refuses to reimburse the Plan for funds paid for any claims, the Plan may deny payment of any future claims of the covered person, up to the full amount paid by the Plan and subject to reimbursement for such claims. This right of off-set applies to all reimbursement claims owing to the Plan whether or not formal demand is made by the Plan, and notwithstanding any anti-subrogation, "common fund," made whole" or similar statutes, regulations, or common law theories.

PROTECTION AGAINST CREDITORS

        No benefit payment under this Plan shall be subject in any way to alienation, sale, transfer, pledge, attachment, garnishment, execution or encumbrance of any kind, and any attempt to accomplish the same shall be void. If the employer shall find that such an attempt has been made with respect to any payment due or to become due to any covered person, the employer in its sole discretion may terminate the interest of such covered person or former covered person in such payment. In such case, the employer shall apply the amount of such payment to or for the benefit of such employee, his spouse, parent, adult child, guardian of a minor child, brother or sister, or other relative of a dependent of such covered person or former covered person, as the employer may determine. Any such application shall be a complete discharge of all liability with respect to such benefit payment.

        The employer is not responsible for any portion of a claim submitted by or on behalf of a covered person or a covered dependent:

  1.
  which is disallowed by the Plan;

  2.
  which is not provided as a benefit under this Plan;

  3.
  which is either not paid or delayed in payment because of financial inability of the employer to make the payment; or

  4.
  for any unpaid claim arising or incurred after the employer, or covered person, terminated participation in the Plan.

INTENT TO COMPLY WITH FEDERAL GOVERNMENT REGULATIONS

        This Plan intends to be in compliance with all federal regulations applicable to employee benefit plans. This includes but is not limited to COBRA, HIPAA, and ERISA. If however, the federal regulation provisions in this document differ from current federal regulation requirements, the Plan is deemed to have been in compliance by intent.

GROUP LIFE INSURANCE

        All eligible employees of Scott's Liquid Gold-Inc. & Affiliated Companies receive a life insurance policy in the amount listed below:

EMPLOYEE

Life Insurance:
Per eligible employee	An amount equal to his/her annual earnings exclusive of bonuses and overtime, rounded to the next highest $1,000 to a maximum of $190,000.
Accidental Death & Dismemberment (AD&D):
Per eligible employee	Refer to the schedule in the life insurance policy.

        Life insurance is not administered by Mountain States Administration. To obtain benefits and a certification of coverage, you must contact the Benefits Department of Scott's Liquid Gold-Inc. & Affiliated Companies.

GROUP LIFE INSURANCE

        The following is a general outline of the life insurance contract and its benefits. It is not the contract itself. Copies of the life insurance contract are required to be distributed to all covered employees. Such contracts may change from time to time, depending upon the carrier chosen by the companies.

ELIGIBILITY

        All regular full-time employees (as defined in the medical plan) are eligible for term life insurance on the day following thirty (30) calendar days of uninterrupted employment.

ENROLLMENT

        To be covered by the Plan, employees must complete an enrollment card.

COVERAGE

        Each employee will be insured for an amount equal to his/her annual earnings (rounded to the next higher $1,000), to a maximum of $190,000, exclusive of bonuses and overtime pay. Upon attaining age seventy (70), coverage will be reduced to 50%. Life and Accidental Death and Dismemberment Insurance Benefits cancels at the time of the employees retirement.

BENEFITS/PAYMENT OPTIONS

        Upon written proof of death, the proceeds of insurance will be paid to beneficiaries designated by the insured; and if not so designated, to the insured's estate. The insured employee may name his/her own beneficiary or beneficiaries and elect the manner in which the proceeds are to be paid. Available payment options include payment in one lump sum or part in cash and the balance in monthly installments. In the absence of an election by the insured employee, any beneficiary may elect any of the foregoing payment options.

DISABILITY

        Should an insured person become totally disabled prior to age sixty (60), life insurance will be continued, upon application by the disabled employee, with waiver of premium, to age sixty-five (65) and the face amount of insurance will be based upon the employee's last compensation rate. Such insurance shall terminate upon the attainment of age sixty-five (65), with conversion privilege.

ACCIDENTAL DEATH

        Should death occur prior to age seventy (70) through accidental means, an amount equal to that provided for life insurance shall be paid to a covered employee's beneficiaries or estate in addition to the standard life insurance benefits. Under this provision of the Plan, death must occur within ninety (90) days of the accident, be the direct result of such accident and not the result from suicide or intentional self-inflicted injury or any attempt threat, while sane or insane. Accidental death benefits are not provided if death occurs while totally disabled, or if coverage is through a conversion policy.

DISMEMBERMENT

        Should a loss of limbs or eyesight occur through accidental means, but not as the result of an occupational accident, benefits as set forth below are payable under this Plan to the covered employee, provided such loss is not the result of risks not covered (see "Risks Not Covered" below).

        For the loss of both hands, both feet, sight of both eyes, one hand and one foot, one hand and sight of one eye, or one foot and sight of one eye, an amount equal to the face value of life insurance will be paid.

        One-half of the face value of life insurance will be paid for the loss of one hand, one foot, or sight of one eye.

        Payments for dismemberment shall not reduce the amount of life insurance payments provided elsewhere in this benefit.

RISKS NOT COVERED

        No benefit under the accidental death or dismemberment provisions of the Plan shall be paid for any loss resulting from or contributed to by any of the following: (1) disease, or bodily or mental infirmity; (2) infection of any nature not resulting from accidental bodily injury; (3) suicide or intentionally self-inflicted injury, or attempt thereat, while sane or insane; (4) war, declared or undeclared, any act of war, or any type of military conflict; (5) travel in or descent from any kind of aircraft while the covered person was participating in training or had duties aboard such aircraft, or if such aircraft was operated by or for the armed forces of any country; (6) injuries sustained while the insured person was driving a vehicle and the insured person's blood contained in excess of eighty (80) milligrams of alcohol per one hundred (100) milliliters of blood.

CONVERSION RIGHTS

        Upon termination of the employee's eligibility for life insurance coverage or at the time coverage is reduced, the employee may be eligible to convert all or part of the life insurance to an individual policy. If the employee is interested in converting the life insurance coverage, the employee must consult with the benefits department concerning the requirements necessary and submit the application, along with the required initial premium, within thirty (30) days after the date the life insurance coverage ceases.

        Life insurance is not administered by Mountain States Administration. To obtain benefits and a certificate of coverage, the employee must contact the Benefits Department of Scott's Liquid Gold-Inc. & Affiliated Companies.

SUMMARY PLAN DESCRIPTION

Type of Administration:

  The partially self-funded Plan is administered directly by the Plan Administrator. The Plan Administrator has appointed a Third Party Administrator (TPA) to handle the day-to-day operation of the Plan. The TPA does not serve as an insurer, but just as a claims (processor) administrator.

  The TPA processes the claims, then requests and receives funds from the Plan Administrator to pay the claims, and makes payment on the claims to hospitals and other providers. The Plan Administrator, Scott's Liquid Gold-Inc. is ultimately responsible for providing Plan benefits, and not the reinsurance carrier, from whom the Plan Administrator has purchased coverage for catastrophic claims.

Plan Name:

  Scott's Liquid Gold & Affiliated Companies Employee Benefit Health and Welfare Plan

Employer's Name, Address and Phone Number:

  Scott's Liquid Gold-Inc.
  4880 Havana Street
  Denver, Colorado 80239-0019
  (303) 373-4860

Employer's Tax ID Number:

  84-0762527

Plan Number:

  501 Medical and Dental (This is not the group number)
  502 Life & AD&D (This is not the group number)

Plan Fiscal Year:

  June 1 - May 31

Plan Administrator:

  Scott's Liquid Gold-Inc.
  4880 Havana Street
  Denver, Colorado 80239-0019
  (303) 373-4860

  The Plan Administrator is responsible for the administration of the Plan and is the designated agent for service of legal process for the Plan. Functions performed by the Plan Administrator include the receipt and deposit of contributions, maintenance of records of Plan participants, authorization and payment of Plan administration expenses.

Plan Sponsor:

  Scott's Liquid Gold-Inc.
  4880 Havana Street
  Denver, Colorado 80239-0019

Named Fiduciary:

  Scott's Liquid Gold-Inc.
  4880 Havana Street
  Denver, Colorado 80239-0019

Agent for Service of Legal Process:

  Scott's Liquid Gold-Inc.
  4880 Havana Street
  Denver, Colorado 80239-0019

  The Plan Administrator has authority to control and manage the operation and administration of the Plan and is the agent for service of legal process.

Claims Administrator:

  Mountain States Administration Co., Inc.
  13901 E. Exposition Avenue
  Aurora, CO 80012
  Denver Metro Area (303) 360-9600
  Toll free inside Colorado (800) 828-8847
  Toll free outside Colorado (800) 828-8012

  The Claims Administrator has been hired by the Plan Administrator to perform claims processing and other specified administrative services in relation to the Plan. The Claims Administrator is not an insurer of benefits under this Plan, is not a fiduciary of the Plan, and does not exercise any of the discretionary authority and responsibility granted to the Plan Administrator. The Claims Administrator is not responsible for Plan financing and does not guarantee the availability of benefits under this Plan.

Type of Plan:

  Medical and Dental

  All employees are given a Plan Document/Summary Plan Description which contains a detailed description of these benefits. If your Plan Document/Summary Plan Description has been misplaced, you may obtain a copy from the Plan Administrator.

Source of Contributions:

  Employees and the employer contribute to the cost of coverage. Claims Procedures: Claims may be submitted and appealed as set forth herein.

Eligibility:

  Employees and dependents may participate in the Plan (or be denied coverage) based on eligibility requirements set forth herein.

Description of circumstance(s) that may result in disqualification, ineligibility, denial or loss of benefits:

  Please see the sections of this document entitled: "Eligibility" and "Continuation of Coverage (COBRA)".

Plan Amendment/Termination:

  The employer intends to maintain this Plan indefinitely, however, it reserves the right, at any time, to amend, suspend or terminate the Plan in whole or in part. This includes amending the benefits under the Plan or the Trust agreement (if any). Any such amendment or termination shall be adopted by formal action of the Plan Administrator, who is authorized to act on behalf of the employer.

  The Plan Administrator shall notify all covered persons of any amendment modifying the substantive terms of the Plan as soon as administratively feasible after its adoption, but in no event later than 210 days after the close of the Plan year in which the amendment has been adopted. If there is a material reduction in covered services or benefits, the Plan must give covered persons and beneficiaries a summary of the change within sixty (60) days after the effective date of the change. As an alternative, the Plan can meet this requirement if it gives a summary of benefits every ninety (99) days. Such notification shall be in the form of a Summary of Material Modifications (within the meaning of ERISA section 102(a) (1) and Labor Reg. Section 2520.104 b 3) unless incorporated in an updated Summary Plan Description (as described in ERISA Section 102(b)).

Name(s), Title(s) and Address(s) of any Plan Trustees:

  None

Name and Section of any Relevant Collective Bargaining Agreements:

  None.

Schedule Of Medical Benefits

        All eligible and covered medical charges are subject to applicable deductible and coinsurance provisions unless indicated differently. Charges are limited to usual, customary, and reasonable for the area in which services are rendered. Charges excluded as not covered, over usual, customary, and reasonable or as otherwise noted, do not count toward either deductible or out-of-pocket maximum. This is a summary of benefits only; for specific restrictions and limitations, see detailed explanations elsewhere in the Plan.

        The Plan has entered into arrangements with Sloans Lake Managed Care for covered persons in Colorado and MultiPlan for covered persons living or traveling outside Colorado. The preferred provider organizations (PPOs) negotiate hospital, doctor and other provider fees with contracting health care providers.

LIFETIME MAXIMUM (While covered under this Plan)

        $5,000,000 per Covered person
               $2,000 for Temporomandibular Joint Disorders
             $30,000 for Alcoholism or Substance Abuse Treatment
             $25,000 for Hospice Benefits

        The term "lifetime maximum" means the total amount of benefits which may be payable while covered under this Plan, or any other health plan sponsored by Scott's Liquid Gold-Inc. & Affiliated Companies. It will not be interpreted to mean the lifetime of the covered person.

ANNUAL OVERALL MAXIMUM

        $2,000,000 per Covered person

        The term "Annual Overall Maximum" means the total amount of benefits that may be payable each year while covered under this Plan, or any other health plan sponsored by Scott's Liquid Gold-Inc. and Affiliated Companies. The Annual Overall Maximum amounts accrue toward the Lifetime Maximum amount as specified in the Schedule of Medical Benefits.

PRESCRIPTION DRUG BENEFIT

        The prescription drug benefits are described later in this Plan. Prescription drugs obtained through Express Scripts are not subject to the deductible as applied to the medical portion of this Plan. Prescriptions obtained through non-participating providers will be subject to deductible and coinsurance provisions. For information regarding the prescription drug benefit, its deductibles and coinsurance, please see that portion of the Plan.

DEDUCTIBLE

        The term "deductible" means a specified dollar amount of covered expenses which must be incurred during a calendar year, or as specified, before any other covered expenses can be considered for payment.

CALENDAR YEAR DEDUCTIBLE (Combined Medical and Dental)

        Single Coverage Maximum: $200
        Family Coverage Maximum: $400

DEDUCTIBLE CARRYOVER

        If a covered person has not met his/her deductible in the first nine (9) months of the year, then any charges incurred in the last three (3) months will apply to the deductible for both the current year and the next calendar year.

SEPARATE MOTORIZED VEHICLE ACCIDENT DEDUCTIBLE

        Per Covered Person per Accident    $500

        This separate deductible does not accrue towards meeting any portion of the Calendar Year Deductible and is not eligible for the Deductible Carryover under this Plan. Once the Separate Motorized Vehicle Accident Deductible is met per Accident, the Calendar Year Deductible does not have to be met before eligible medical expenses for the injuries sustained due to a motorized vehicle accident are paid by the Plan. Please see the Covered Medical Expenses section beginning on page 38 for more details regarding this benefit. The Supplemental Accident Benefit is not available for injuries sustained due to motorized vehicle accidents. Please note: The exclusion of coverage under this Plan still applies for any applicable no-fault motor vehicle coverage that a Covered Person has.

COINSURANCE FOR ELIGIBLE MEDICAL EXPENSES

        The term "coinsurance" means the amount payable by the Plan for a covered expense. The covered person is required to pay the amount not paid by the Plan.

For Single Coverage under the Plan	After the single coverage deductible, eligible expenses (other than outpatient mental health disorders, alcoholism or substance abuse or as otherwise noted) are paid at 80% of the next $5,500, then 100% for the balance of the calendar year.
For Family Coverage under the Plan
After the family coverage deductible, eligible expenses (other than outpatient mental health disorders, alcoholism or substance abuse, or as otherwise noted) are paid at 80% of the next $11,000 (individual or family), then 100% for the balance of the calendar year.

        See Covered Medical Expenses on page 38 for important information.

AIDS BENEFIT	Eligible expenses for treatment of Acquired Immune Deficiency Syndrome (AIDS), AIDS-related Complex, or HIV-positive are paid as for any other illness, subject to deductible and coinsurance provisions.
ALCOHOLISM AND SUBSTANCE ABUSE BENEFITS (See specific restrictions on page 54.)
Inpatient	Covered as any other illness, subject to deductible and coinsurance provisions, to a maximum of thirty (30) days per calendar year.
Outpatient
Eligible expenses are subject to the deductible provision and are then paid at 50% to fifty (50) visits per calendar year. Alcoholism and substance abuse inpatient, partial, and outpatient treatment combined:
Calendar year maximum, per person: $15,000 Lifetime maximum, per person: $30,000
CHIROPRACTIC SERVICES	Eligible expenses are limited to twenty (20) visits in six (6) consecutive months for vertebral column problems only, and are subject to deductible and coinsurance provisions. (See #15, page 39).
HOME HEALTH CARE	Eligible expenses are paid, subject to deductible and coinsurance provisions, to a maximum of sixty (60) visits per calendar year. (See specific restrictions on page 49.)

HOSPICE BENEFIT
100% of eligible expenses not to exceed a maximum of six (6) months from the time a covered person is certified terminally ill and subject to a $25,000 lifetime maximum. (See specific restrictions on page 51.)
HOSPITAL ROOM LIMIT	Semiprivate rate, paid subject to deductible and coinsurance provisions.
INTENSIVE CARE UNIT & SPECIAL CARE UNIT	Usual, customary, and reasonable, subject to deductible and coinsurance provisions.
MENTAL HEALTH DISORDER BENEFITS (See page 53.)
Inpatient	Covered as any other illness, subject to deductible and coinsurance provisions, to a maximum of forty-five (45) days per calendar year.
Outpatient	Eligible expenses are subject to the deductible provision and then paid at 50% to 100 visits per calendar year.
MOTORIZED VEHICLE ACCIDENT BENEFIT
Eligible expenses are paid, subject to the separate motorized vehicle accident deductible and coinsurance provisions per covered person per accident, to a maximum of $35,000 per covered person per accident where a motorized vehicle is involved. This includes owner- operators of, non-owner operators of, passengers in or on, and pedestrians struck by or injured because of any motorized vehicle. Charges in excess of $35,000 per covered person per accident are not covered. This benefit does not apply to motor vehicle accidents where no-fault motor vehicle coverage exists. The Supplemental Accident Benefit is not available for expenses incurred for injuries sustained due to motorized vehicle accidents.
NEWBORN WELL-BABY CARE
Usual, customary, and reasonable hospital nursery expenses, subject to deductible and coinsurance provisions. Eligible physician charges are paid under the Wellness Benefit. (See Covered Medical Expenses, page 55 for additional information.)
OUTPATIENT DIAGNOSTIC LAB AND X-RAY BENEFIT	Eligible expenses are subject to the deductible provision and then paid at 80% for outpatient expenses incurred for illness or injury.
OUTPATIENT SURGICAL BENEFIT	100% of eligible expenses incurred in conjunction with a surgical procedure performed on an outpatient basis, and incurred on the date of surgery, with the deductible waived.

PRE-ADMISSION TESTING	100% of eligible expenses incurred for outpatient tests within seven (7) days of a scheduled hospital admission, with the deductible waived. (See page 55)
SECOND SURGICAL OPINION	100% of the amount charged by physician rendering a second opinion, with the deductible waived. (See page 56)
SKILLED NURSING CARE FACILITY	One-half (1/2) of hospital semiprivate rate where previously confined, to a maximum of sixty (60) days per illness or injury, subject to deductible and coinsurance provisions. (See page 56)
SMOKING CESSATION BENEFIT
Charges for generally recognized programs to stop smoking are eligible to a $200 maximum per person, subject to deductible and coinsurance provisions, in any three (3) year period for employees and spouses who have been covered by the Plan at least eighteen (18) months. (See page 57)
SUPPLEMENTAL ACCIDENT BENEFIT
100% of the first $500 of eligible expenses incurred within ninety (90) days of the accident, due to a non-work related accident, with the deductible waived. Eligible expenses in excess of $500 or ninety (90) day period are subject to the deductible and coinsurance provisions. This benefit is not available for expenses incurred for injuries sustained due to motorized vehicle accidents.
TMJ BENEFIT
Eligible expenses incurred for the diagnosis and treatment of temporomandibular joint dysfunction are paid, subject to deductible and coinsurance provisions, to the $2,000 lifetime maximum. (See #59, page 44.)
TRANSPLANT BENEFIT	Covered transplants are paid as any other illness, subject to deductible and coinsurance provisions. (See #60 page 44).
VISION BENEFITS
Eye exams by an ophthalmologist or optometrist are covered, subject to deductible and coinsurance provisions. Prescription lenses and frames are covered at 100% to a $50 maximum per calendar year, with the deductible waived. (See #23, page 40.)

WEIGHT REDUCTION BENEFIT
Charges for weight reduction programs under direct physician supervision are eligible to a $1,000 maximum, subject to deductible and coinsurance provisions, in any five (5) year period for employees only, who have been covered by the Plan at least twenty four (24) months. (See page 58)
WELLNESS BENEFIT
100% of the first $350 per calendar year, with the deductible waived for examinations and diagnostic tests related to routine wellness care, including flu shots, routine immunizations, vaccinations and pneumovax injections for adults, and well baby/child checkups. (See Covered Medical Expenses, #63, page 45 for additional information).
MEDICAL CASE MANAGEMENT
Medical Case Management optimizes the treatment and recovery phase of major illness or injury. Services otherwise not covered under the Plan will be eligible for reimbursement if recommended by the medical case management coordinator.
(See page 37 for notification information).
See Covered Medical Expenses section on page 38 for more information.
Schedule of Dental Benefits
CALENDAR YEAR MAXIMUM	$2,000 per covered person
CALENDAR YEAR DEDUCTIBLE (Combined medical and dental)	Single Coverage Maximum: $200 Family Coverage Maximum: $400
PREVENTIVE AND BASIC SERVICES	After the deductible, eligible expenses are paid at 100% to the calendar year maximum.
MAJOR RESTORATIVE AND PROSTHODONTIC SERVICES	After the deductible, eligible expenses are paid at 50% to the calendar year maximum.
TMJ BENEFITS	See under medical benefits.
ORTHODONTIC SERVICES	Eligible expenses are paid at 50% to a $1,000 per calendar year and $2,000 per lifetime maximum, only for dependent children under 19 years old.
PRE-TREATMENT ESTIMATE*	Please pre-notify the Plan of any non-emergency course of treatment exceeding $250.

        *Note:    If the dentist's office calls the Claims Administrator (Mountain States Administration) for a pre-estimate on work to be performed immediately, verification of coverage for the services to be performed is not a guarantee of payment.

        See Dental Care Program section on page 10 for more information.

Prescription Drug Plan

PHARMACY OPTION	NETWORK
Copayment, per Prescription
For name brands	20% of the total cost of the prescription*
For Generic drugs	10% of the total cost of the prescription*
MAIL ORDER
Copayment, per Prescription
For name brands or brand equivalent	20% of the total cost of the prescription*
For Generic drugs	10% of the total cost of the prescription*

*
no minimum copayment amount

        Participating pharmacies have contracted with Express Scripts, the administrator of the Prescription Drug Plan to charge Plan covered persons reduced fees for covered prescription drugs. Express Scripts is the administrator of the Prescription Drug Plan. The telephone number for Express Scripts is (888)-201-5863.

        The Prescription Drug Plan does not have a deductible. The copayment is applied to each covered pharmacy drug charge. The copayment is not a covered expense under the Medical Plan. Any one prescription is limited to a ninety (90)-day supply per prescription or refill.

        If a drug is purchased from a non-participating provider, or not through Express Scripts, the covered person will pay for his/her prescription in full, and submit the paid receipt, with a claim form, to Mountain States Administration for reimbursement. Reimbursement will be subject to the deductible and coinsurance provisions as described in the Medical portion of the Plan.

MAIL ORDER BENEFIT OPTION

        A mail order option is also available. If you wish to order by mail, you need to obtain an order form from the Benefits Department, complete it, and mail the form together with the physician's original (not copy) prescription and credit card information for payment of your coinsurance.

Your ERISA Rights:

        As a participant in this Plan, you are entitled to certain rights under the Employee Retirement Income Security Act of 1974 (ERISA). ERISA provides that all persons eligible to participate in the Plan shall be entitled to:

  Examine, without charge, at the Plan Administrator's office and at other specified locations, such as worksites and union halls, all documents governing the Plan, including insurance contracts and collective bargaining agreements, and a copy of the latest annual report (Form 5500) filed by the Plan with the U.S. Department of Labor and available at the Public Disclosure Room of the Employee Benefits Security Administration.

  Obtain, upon written request to the Plan Administrator, copies of documents governing the operation of the Plan, including insurance contracts and collective bargaining agreements, and copies of the latest annual report (Form 5500) and updated Summary Plan Description. The administrator may make a reasonable charge for the copies.

  Receive a summary of the Plan's annual financial report. The Plan Administrator is required by law to furnish each participant with a copy of this Summary Annual Report.

  Continue health care coverage for yourself, your spouse, or dependents if there is a loss of coverage under the Plan as a result of a qualifying event. You or your dependents may have to pay for such coverage. Review this Summary Plan Description and the documents governing the Plan on the rules governing your COBRA continuation coverage rights.

  Reduction or elimination of exclusionary periods of coverage for pre-existing conditions under your group health plan, if you have creditable coverage from another plan. You should be provided a certificate of creditable coverage, free of charge, from your group health coverage issuer when you lose coverage under the Plan, when you become entitled to elect COBRA continuation coverage, when your COBRA continuation coverage ceases, if you request it before losing coverage, or if you request it up to twenty-four (24) months after losing coverage. Without evidence of creditable coverage, you may be subject to a pre-existing condition exclusion for twelve (12) months (or eighteen (18) months for late enrollees) after your enrollment date in your coverage.

        In addition to creating rights for Plan participants, ERISA imposes duties upon the people who are responsible for the operation of the employee benefit plan. The people who operate your Plan, called "fiduciaries" of the Plan, have a duty to do so prudently and in the interest of you and other Plan participants and beneficiaries. No one, including your Employer, your union, or any other person, may fire you or otherwise discriminate against you in any way to prevent you from obtaining a welfare benefit or exercising your rights under ERISA. If your claim for a welfare benefit is denied or ignored, in whole or in part, you must receive a written explanation for the denial, including copies of documents relating to the decision, without charge. You have the right to appeal any denial and to have the Plan review and reconsider your claim all within certain time schedules. Under ERISA, there are steps you can take to enforce the above rights. For instance, if you request materials from the Plan and do not receive them within thirty (30) days, you may file suit in a Federal court. In such a case, the court may require the Plan Administrator to provide the materials and pay you up to $110 a day until you receive the materials, unless the materials were not sent because of reasons beyond the control of the Administrator. If you have a claim for benefits which is denied or ignored, in whole or in part, you may file suit in a state or Federal court. In addition, if you disagree with the Plan's decision or lack thereof concerning the qualified status of a medical child support order, you may file suit in Federal court. If it should happen that Plan fiduciaries misuse the Plan's money, or if you are discriminated against for asserting your rights, you may seek assistance from the U.S. Department of Labor, or you may file suit in a Federal court. The court will decide who should pay court costs and legal fees. If you are successful, the court may order the person you have sued to pay these costs and fees. If you lose, the court may order you to pay these costs and fees, for example, if it finds your claim is frivolous.

        If you have any questions about your Plan, you should contact the Plan Administrator. If you have any questions about this statement or about your rights under ERISA, or if you need assistance in obtaining documents from the Plan Administrator, you should contact the nearest office of the Pension and Welfare Benefits Administration, U.S. Department of Labor, listed in your telephone directory or the Division of Technical Assistance and Inquiries, Employee Benefits Security Administration, U.S. Department of Labor, 200 Constitution Avenue, N.W., Washington, D.C. 20210.

U.S. Department of Labor

Directory of Field Offices
Employee Benefits Security Administration

Atlanta Regional Office 61 Forsyth St., SW Suite 7854 Atlanta, GA 30303 Phone: 404/562-2156	Tennessee, North Carolina, South Carolina, Georgia, Alabama, Mississippi, Northern Florida	Miami District Office 8040 Peters Road Bldg. H, Suite 104 Plantation, FL 33324 Phone: 954/424-4022	Southern Florida, Puerto Rico
Boston Regional Office JFK Building Room 575 Boston, MA 02203 Phone: 617/565-9600	Rhode Island, Vermont, Maine, New Hampshire, Connecticut, Massachusetts, Central and Western New York	Chicago Regional Office 200 West Adams Street Suite 1600 Chicago, IL 60606 Phone: 312/353-0900	Northern Illinois, Northern Indiana, Wisconsin
Cincinnati Regional Office 1885 Dixie Highway Suite 210 Ft. Wright, KY 41011-2664 Phone: 859/578-4680	Kentucky, Ohio, Southern Indiana	Detroit District Office 211 West Fort Street Suite 1310 Detroit, MI 48226-3211 Phone: 313/226-7450	Michigan
Kansas City Regional Office City Center Square 1100 Main, Suite 1200 Kansas City, MO 64105-5148 Phone: 816/426-5131	Colorado, Southern Illinois, Iowa, Kansas, Minnesota, Missouri, Montana, Nebraska, North Dakota, South Dakota, Wyoming	St. Louis District Office Young Federal Bldg. 1222 Spruce St., Room 6310 St. Louis, MO 63103 Phone: 314/539-2693
Dallas Regional Office 525 Griffin Street, Rm. 900 Dallas, TX 75202-5025 Phone: 214/767-6831	Arkansas, Louisiana, New Mexico, Oklahoma, Texas	Los Angeles Regional Office 1055 E. Colorado Blvd. Suite 200 Pasadena, CA 91106-2341 Phone: 626/229-1000	American Samoa, Arizona, Guam, Hawaii, Southern California, Wake Island
Philadelphia Regional Office Curtis Center 170 S Independence Mall West, Suite 870 West Philadelphia, PA 19106-3317 Phone: 215/861-5300	Delaware, Southern New Jersey, Pennsylvania	Washington District Office S1335 East-West Highway, Suite 200 Silver Spring, MD 20910 Phone: 301/713.2000	Maryland, Virginia, DC, West Virginia
San Francisco Regional Office 71 Stevenson St., Suite 915 San Francisco, CA 94105 Phone: 415/975-4600	Alaska, Northern California, Nevada, Utah	Seattle District Office 1111 Third Avenue Suite 860 Seattle, WA 98101-3212 Phone: 206/553-4244	Idaho, Oregon, Washington
New York Regional Office 33 Whitehall Street, Suite 1200 New York, NY 10004 Phone: 212/337-2228	Eastern New York, Northern New Jersey	Office of Enforcement 200 Constitution Ave., NW Room N5702 Washington, D.C. 20210 Phone: 202/219-8840

BENEFIT PLAN ADOPTION

Sponsor:	Scott's Liquid Gold-Inc. and Affiliated Companies
Plan Document/SPD:	Self-funded Medical, Dental and Prescription Drugs and Group Life Insurance
Effective Date:	October 1, 2003 Amended and Restated
Legal Compliance:	This Plan is intended to comply with all applicable federal laws and findings of their regulatory authorities and by this provision is automatically amended to be in minimal compliance as necessary.
Claims Filing Deadline:
If, due to provider error or administrative delay, claims are not filed by the Plan's claim filing deadline, the Plan Administrator may, at his sole discretion and without setting any precedent, accept and process such claims as covered by the Plan, provided such claims are submitted no later than 12 months after the end of the calendar year in which services are provided.
Each provision, each benefit, each page in this Plan Document/Summary Plan Description (SPD) has been reviewed and approved by the undersigned.
Date Signed:	9/12/03
Signature:	/s/ Jeffry B. Johnson
Name (please print):	Jeffry B. Johnson
Title:	CFO
Witness:	/s/ Patty Yunker